Exhibit 10.23



                                             NET LEASE AGREEMENT




                                             PABST FARMS-RDC, LLC - Landlord


                                                 ROUNDY'S, INC. - Tenant





                                                   Dated: May 19, 2004





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                                                    TABLE OF CONTENTS


                                                        ARTICLE I
                                                      TERM OF LEASE

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                                                                                        Page
Section 1.1                Term of Lease                                                1
Section 1.2                Options to Extend                                            1

                                                        ARTICLE II
                                               CONSTRUCTION OF IMPROVEMENTS

Section 2.1                Landlord's Improvements                                      1
Section 2.2                Force Majeure                                                2
Section 2.3                Possession of Demised Premises                               3
Section 2.4                Construction Guaranty                                        4
Section 2.5                Tenant's Acceptance of Demised Premises                      5
Section 2.6                Repair and Maintenance                                       5
Section 2.7                Change Orders                                                5
Section 2.8                Definition of Substantial Completion                         5
Section 2.9                Tenant Improvements                                          5

                                                       ARTICLE III
                                                        BASIC RENT

Section 3.1                Basic Rent                                                   6
Section 3.2                Basic Rent Adjustment                                        6
Section 3.3                Additional Rent                                              6
Section 3.4                Delinquent Payments                                          6
Section 3.5                Independent Obligations                                      6

                                                        ARTICLE IV
                                                 USE OF DEMISED PREMISES

Section 4.1                Permitted Use                                                6
Section 4.2                Preservation of Demised Premises                             7
Section 4.3                Acceptance of Demised Premises                               7
Section 4.4                Declaration                                                  7

                                                        ARTICLE V
                                           PAYMENT OF TAXES, ASSESSMENTS, ETC.

Section 5.1                Payment of Impositions                                       7
Section 5.2                Tenant's Right to Contest Impositions                        8
Section 5.3                Levies and Other Taxes                                       8
Section 5.4                Evidence of Payment                                          9
Section 5.5                Escrow for Impositions                                       9
Section 5.6                Landlord's Right to Contest Impositions                      9

                                                        ARTICLE VI
                                                        INSURANCE

Section 6.1                Property Insurance                                           9
Section 6.2                Additional Insurance Coverages                               10
Section 6.3                Insurance Provisions                                         10
Section 6.4                Waiver of Subrogation                                        11
Section 6.5                Tenant's Business and Personal Property Insurance            11
Section 6.6                Unearned Premiums                                            11
Section 6.7                Blanket Insurance Coverage                                   11

                                                       ARTICLE VII
                                                        UTILITIES

Section 7.1                Payment of Utilities                                         11
Section 7.2                Additional Charges                                           12

                                                       ARTICLE VIII
                                                         REPAIRS

Section 8.1                Tenant's Repairs                                             12
Section 8.2                Maintenance                                                  12
Section 8.3                Tenant's Waiver of Claims Against Landlord                   12
Section 8.4                Prohibition Against Waste                                    12
Section 8.5                Landlord's Right to Effect Repairs                           13
Section 8.6                Misuse or Neglect                                            13

                                                        ARTICLE IX
                                           COMPLIANCE WITH LAWS AND ORDINANCES

Section 9.1                Compliance with Laws and Ordinances                          13
Section 9.2                Compliance with Permitted Encumbrances                       13
Section 9.3                Tenant's Obligations                                         13
Section 9.4                Tenant's Right to Contest Laws and Ordinances                13
Section 9.5                Compliance with Hazardous Materials Laws                     14
Section 9.6                Hazardous Materials Representation by Landlord               14
Section 9.7                Cost of Compliance with Hazardous Materials Laws             14
Section 9.8                Discovery of Hazardous Materials                             15
Section 9.9                Indemnification                                              15
Section 9.10               [Intentionally Omitted]                                      15
Section 9.11               Acts or Omissions Regarding Hazardous Materials              15
Section 9.12               Existing Monitoring Wells                                    15
Section 9.13               Survival                                                     16

                                                        ARTICLE X
                                             MECHANIC'S LIENS AND OTHER LIENS

Section 10.1               Freedom from Liens                                           16
Section 10.2               Landlord's Indemnification                                   16
Section 10.3               Removal of Liens                                             16

                                                        ARTICLE XI
                                                    INTENT OF PARTIES

Section 11.1               Net Lease                                                    17
Section 11.2               Entry by Landlord                                            17
Section 11.3               Interest on Unpaid Amounts                                   17

                                                       ARTICLE XII
                                                    DEFAULTS OF TENANT

Section 12.1               Event of Default                                             18
Section 12.2               Surrender of Demised Premises                                18
Section 12.3               Reletting by Landlord                                        19
Section 12.4               Survival of Tenant's Obligations                             18
Section 12.5               Damages                                                      19
Section 12.6               No Waiver                                                    19
Section 12.7               Landlord's Remedies                                          20
Section 12.8               Bankruptcy                                                   20
Section 12.9               Waiver by Tenant                                             20

                                                       ARTICLE XIII
                                               DESTRUCTION AND RESTORATION

Section 13.1               Destruction and Restoration                                  20
Section 13.2               Application of Insurance Proceeds                            21
Section 13.3               Continuance of Tenant's Obligations                          21
Section 13.4               Completion of Restoration                                    21
Section 13.5               Termination of Lease                                         21

                                                       ARTICLE XIV
                                                       CONDEMNATION

Section 14.1               Condemnation of Entire Demised Premises                      22
Section 14.2               Partial Condemnation/Termination of Lease                    22
Section 14.3               Partial Condemnation/Continuation of Lease                   23
Section 14.4               Continuance of Obligations                                   24
Section 14.5               Adjustment of Rent                                           24

                                                        ARTICLE XV
                                               ASSIGNMENT, SUBLETTING, ETC.

Section 15.1               Restriction on Transfer                                      25
Section 15.2               Restriction From Further Assignment and Sublease             25
Section 15.3               Landlord's Termination Rights                                25
Section 15.4               Tenant's Failure to Comply                                   26
Section 15.5               Sharing of Excess Rent                                       26
Section 15.6               Not Applicable to Certain Excluded Transactions              26

                                                       ARTICLE XVI
                                              SUBORDINATION, NONDISTURBANCE,
                                            NOTICE TO MORTGAGEE AND ATTORNMENT

Section 16.1               Subordination by Tenant                                      26
Section 16.2               Landlord's Default                                           26
Section 16.3               Attornment                                                   27
Section 16.4               Mortgagee Requested Changes                                  27

                                                       ARTICLE XVII
                                                          SIGNS

Section 17.1               Tenant's Signs                                               28

                                                      ARTICLE XVIII
                                                    REPORTS BY TENANT

Section 18.1               Annual Statements                                            28

                                                       ARTICLE XIX
                                                 CHANGES AND ALTERATIONS

Section 19.1               Tenant's Changes and Alterations                             28

                                                        ARTICLE XX
                                                 MISCELLANEOUS PROVISIONS

Section 20.1               Entry by Landlord                                            30
Section 20.2               Exhibition of Demised Premises                               30
Section 20.3               Indemnification                                              30
Section 20.4               Notices                                                      31
Section 20.5               Quiet Enjoyment                                              31
Section 20.6               Landlord's Continuing Obligations                            31
Section 20.7               Estoppel                                                     32
Section 20.8               Delivery of Corporate Documents                              32
Section 20.9               Memorandum of Lease                                          32
Section 20.10              Severability                                                 33
Section 20.11              Successors and Assigns                                       33
Section 20.12              Captions                                                     33
Section 20.13              Relationship of Parties                                      33
Section 20.14              Entire Agreement                                             33
Section 20.15              No Merger                                                    33
Section 20.16              Possession and Use                                           33
Section 20.17              No Surrender During Lease Term                               33
Section 20.18              Surrender of Demised Premises                                33
Section 20.19              Holding Over                                                 34
Section 20.20              Landlord Approvals                                           34
Section 20.21              Survival                                                     34
Section 20.22              Attorneys' Fees                                              34
Section 20.23              Landlord's Limited Liability                                 34
Section 20.24              Broker                                                       34
Section 20.25              Governing Law                                                34
Section 20.26              Joint and Several Liability                                  34
Section 20.27              Time is of the Essence                                       34
Section 20.28              Tenant's Authority                                           34
Section 20.29              Conditions Precedent                                         35
Section 20.30              Counterparts; Facsimile                                      35

                                                       ARTICLE XXI
                                                     OPTION TO EXPAND

Section 21.1               Option to Expand                                             35
Section 21.2               Plans and Specifications                                     35
Section 21.3               Force Majeure                                                36
Section 21.4               (Intentionally Deleted)                                      36
Section 21.5               Guaranty of Improvements                                     36
Section 21.6               (Intentionally Deleted)                                      36
Section 21.7               Acceptance of Phase Two Improvements                         36
Section 21.8               Construction of Phase Two Improvements                       36
Section 21.9               Contractors                                                  36
Section 21.10              Landlord's Right to Inspect                                  37
Section 21.11              Property of the Landlord                                     37

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                                                      ARTICLE XXII
                                                RIGHT OF FIRST OPPORTUNITY

                                                         EXHIBITS

Exhibit "A"                Legal Description and Permitted Encumbrances
Exhibit "B"                Outline Plans and Specifications
Exhibit "C"                Final Plans
Exhibit "D"                Cost of the Work
Exhibit "E"                Form of Nondisturbance, Attornment and Subordination
                           Agreement
Exhibit "F"                Site Plan
Exhibit "G"                Total Project Cost Budget
Exhibit "H"                Tenant Improvements



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                                                   NET LEASE AGREEMENT



         THIS NET LEASE AGREEMENT ("Lease"), made this 19th day of May, 2004, by and between PABST FARMS-RDC, LLC, a
Wisconsin limited liability company ("Landlord") and ROUNDY'S, INC., a Wisconsin corporation ("Tenant").

                                                       WITNESSETH:

         Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant, its successors and assigns, to be paid, kept, observed and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the conditions and limitations hereinafter expressed, all that parcel of land situated in the Town of Summit and the City of Oconomowoc, County of Waukesha and State of Wisconsin, described in Exhibit "A"
attached hereto and made a part hereof, together with any appurtenant easements now existing or hereafter created (the
"Land"), together with all improvements located on and to be constructed thereon.  Landlord's Improvements (as defined in Article II) and all other improvements, machinery, equipment, fixtures and other property, real, personal or mixed
(except Tenant's trade fixtures, but including the Tenant Improvements) installed or located thereon, together with all additions, alterations and replacements thereof are hereinafter referred to as the "Improvements."  The Land and the
Improvements are hereinafter referred to as the "Demised Premises."  The Demised Premises are subject to the easements, restrictions, reservations and other encumbrances set forth in said Exhibit "A" (the "Permitted Encumbrances").  The structures located upon and being a part of the Demised Premises which are constructed for human occupancy or for storage of goods, merchandise, equipment, or other personal property are collectively called the "Building."  Landlord's development of the Land and construction of Landlord's Improvements as contemplated by this Lease are referred to sometimes herein as the "Project."

                                                        ARTICLE I
                                                      TERM OF LEASE

         Section 1.1  Term of Lease.  The initial term of this Lease shall commence on the Interim Commencement Date (as defined in Section 2.3) and shall end on the last day of the calendar month during which occurs the Fifteenth (15th)
anniversary of the Final Commencement Date (as defined in Section 2.3).  The initial term of the Lease, as set forth above, is sometimes hereinafter referred to as the "Initial Term."  The Initial Term, together with any Extension Terms
(as hereinafter defined, if any) or any extensions to or modifications of the Initial Term, is sometimes hereinafter referred to as the "Term".

         Section 1.2  Options to Extend.  Tenant shall have the right, to be exercised as hereinafter provided, to extend the Initial Term of this Lease for seven (7) consecutive periods of five (5) years each, on the following terms and conditions and subject to the limitations hereinafter set forth, each five (5) year extension period being in this Lease sometimes referred to as an "Extension Term."

                  (a)      That at the time of exercise of the applicable extension option and at the commencement of the Extension Term, this Lease shall be in full force and effect and no Event of Default (as hereinafter defined) shall then exist, but Landlord shall have the right, at its sole discretion, to waive the non-default condition herein.

                  (b)      That each Extension Term shall be upon the same terms, covenants and conditions as in this
Lease with the exception that the annual Basic Rent for the applicable Extension Term shall be increased by an amount equal to ten percent (10%) of the annual Basic Rent in effect for the year immediately prior to the commencement of the
Extension Term.

                  (c)      That Tenant shall notify Landlord of its desire to extend the Term of this Lease for the applicable Extension Term by notifying Landlord, in writing at least three hundred sixty-five (365) days prior to commencement of the applicable Extension Term.

                                                        ARTICLE II
                                               CONSTRUCTION OF IMPROVEMENTS

         Section 2.1  Landlord's Improvements.

         (a)      Outline Plans and Specifications.  Landlord agrees to furnish all of the material, labor, and equipment for the construction on the Land of the improvements specified on the Outline Plans and Specifications which are attached hereto and made a part hereof as Exhibit "B," excluding, however, the Tenant Improvements (as hereinafter defined) ("Landlord's Improvements").  Landlord's Improvements shall be constructed in a good and workmanlike manner in accordance with the Outline Plans and Specifications and Landlord agrees to complete the construction thereof in accordance with the applicable building code as it is presently interpreted and enforced by the governmental bodies having jurisdiction thereof.  Landlord agrees to cause plans and specifications to be prepared in accordance with the
Outline Plans and Specifications and the aforesaid building code and to submit the same (i) to Tenant for its approval and (ii) to Tenant's insurance carrier, at the address designated by Tenant, for review to establish coverage pricing.
Tenant agrees that it will not withhold its approval except for just and reasonable cause and will not act in an arbitrary or capricious manner with respect to the approval of the plans and specifications.  The plans and specifications shall be approved by Landlord and Tenant by affixing thereon the signature or initials of an authorized officer or employee of each of the respective parties hereto and copies thereof shall be attached to each party's copy of this Lease and made a part hereof as Exhibit "C."  The plans and specifications as finally approved by Landlord and
Tenant are hereinafter referred to as the "Final Plans".  Such Exhibit "C" shall be in lieu of and shall replace Exhibit
"B" except as to nonconstruction matters contained in Exhibit "B" such as allowances and exclusions not expressly and specifically superseded by Exhibit "C."  The signature of an authorized officer or employee for Landlord, and the signatures of (i) Darren W. Karst or Edward G. Kitz and (ii) Michael J. Schmitt for Tenant, shall be deemed conclusive evidence of the approval indicated by such signatures.  Landlord agrees to appoint competent personnel to work with
Tenant in the preparation of the Final Plans for the Landlord's Improvements and Tenant agrees to appoint an officer or employee of Tenant to work with Landlord in the preparation of the Final Plans for the Landlord's Improvements.  When
Landlord requests Tenant to specify details or layouts or to approve plans and specifications, Tenant shall respond within five (5) business days after Landlord's written request, subject to the provisions of the Outline Plans and
Specifications, so as not to delay completion of the Landlord's Improvements.  Tenant shall pay to Landlord all increased costs or damages incurred by Landlord attributable to any Tenant Delay (as hereinafter defined).

         (b)      Total Project Costs/Basic Rent.  The general construction contract between the Landlord and Opus North
Corporation (the "General Contractor") for the Landlord's Improvements shall be "open-book" to Tenant, and all subcontracts will be competitively bid to a minimum of three (3) subcontractors, unless otherwise agreed to by Tenant.
"Total Project Costs" shall mean all costs and expenses of Landlord in constructing, developing and designing the
Landlord's Improvements, including, without limitation, construction costs, a General Contractor fee equal to 3.25% of the Cost of the Work as shown on Exhibit D attached hereto, financing fees and interest, legal fees, due diligence costs, broker leasing commissions, land cost (at $95,000 per acre for land within the City of Oconomowoc and $85,000 per acre for land within the Town of Summit, prorated for any partial acres), Impositions (as hereinafter defined) from the date of construction start to the Final Commencement Date, a developer fee (fixed at $1,000,000.00), all costs and fees incurred by Landlord to secure the permanent financing and to lock the interest rate and a return on equity (comprised of land cost above plus cash required by Landlord's lender) based on a return of 8% per annum from the date of construction start to the Final Commencement Date, contractor bonding costs, construction guarantee fees and costs (net of applicable Wisconsin Department of Transportation grants) relating to any required improvements or any land contributions relating to Highway 67 (the "Highway 67 Improvements").  A proposed budget showing the projected Total
Project Costs, which the parties understand are subject to change when the actual costs are determined, is attached hereto as Exhibit G (the "Total Project Cost Budget").  Except as provided below, there shall be no deduction from Total
Project Costs for any portion of the Land taken, sold or contributed for purposes of the Highway 67 Improvements.  The portion of the Total Project Cost Budget allocated to the cost of the Land shall be reduced by any proceeds received by
Landlord or Landlord's ground lessor for any portion of the Land taken or sold for purposes of the Highway 67
Improvements.

                  The annual  Basic Rent for each of the first five (5) years of the Initial Term shall be  determined  by multiplying  the Total Project  Costs by eight and 8/10ths  (8.8%)  percent (the "Rental  Factor") and shall then be fixed for the first five (5) year period.  Thereafter,  the annual Basic Rent shall  increase by eight  percent (8%) and then is fixed for each of years six (6) through ten (10) and  increase by an  additional  nine  percent (9%) and then is fixed for each of years eleven (11) through fifteen (15). For example,  if Total Project Costs equal  $70,000,000,  the annual Basic
Rent for each of the first five (5) years of the  Initial  Term would be  $6,160,000  ($70,000,000  x .088 =  $6,160,000).
The Basic Rent would then  increase  for each of years six (6)  through  ten (10) to  $6,652,800  ($6,160,000  x 1.08) and would then  increase  again for each of years eleven (11) through  fifteen (15) to $7,251,552  ($6,652,800 x 1.09).  Total
Project  Costs are also subject to increase or decrease by change  orders as provided in  Section 2.7.  The Rental  Factor is subject to increase pursuant to the provisions of Section 2.3(c).

         Section 2.2  Force Majeure.  If Landlord is delayed in completing the Landlord's Improvements and/or delivering the Demised Premises to Tenant and the delay in such completion or delivery is caused or contributed to by act or neglect of Tenant, or those acting for or under Tenant (a "Tenant Delay"), labor disputes, inclement weather, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor, or building materials, action or non-action of public utilities, or of local, state or federal governments affecting the work, or other causes beyond Landlord's reasonable control, then the time of completion of said construction and delivery shall be extended for the additional time required due to such delay.  Such delays are each hereinafter referred to as an
"Excused Delay."

         Section 2.3  Possession of Demised Premises.

         (a)      Early Occupancy of Dry Box Area/Interim Commencement Date.  Landlord and Tenant acknowledge and agree that Tenant desires to occupy and commence business operations in the portion of the Building from which it will conduct food distribution for dry box goods (the "Dry Box Area") prior to Landlord achieving Substantial Completion of the Landlord's Improvements.  The Dry Box Area will be separately delineated in the Final Plans.  Landlord agrees to allow Tenant early occupancy into the Dry Box Area on the following terms:  (i) Tenant's use and occupancy of the Dry Box Area shall be subject to such reasonable restrictions as Landlord may impose so that such use and occupancy does not interfere with
                  Landlord's completion of the balance of the Landlord's Improvements; (ii) Tenant shall pay to Landlord the "Early Rent" as described below and shall also reimburse Landlord within fifteen (15) days of receipt of invoice from Landlord, for all additional costs for items not previously covered by the
                  Final Plans Landlord may incur in any way related to such early occupancy by Tenant; (iii) the municipality having jurisdiction of the Demised Premises issues a certificate of occupancy for the Dry
                  Box Area permitting Tenant to occupy the Dry Box Area; (iv) Landlord has notified Tenant that the Dry
                  Box Area of the Landlord's Improvements together with related parking and entrance and exit roadways are sufficiently complete so that Tenant can utilize the Dry Box Area for its intended purposes without material interference to Tenant conducting its normal business activities in the Dry Box Area and the only incomplete items in the Dry Box Area are minor or insubstantial details of construction, mechanical adjustments or finishing touches; (v) Tenant acknowledges that Landlord may need access to the Dry Box Area as required to complete the balance of the Landlord's Improvements; and (vi) Tenant's use and occupancy of the Dry Box Area shall be subject to all of the terms of this Lease, other than the payment of Basic Rent which shall be replaced by the Early Rent until the Final Commencement Date
                  (as hereinafter defined).

                  Within thirty (30) days following the satisfaction of the items listed in (iii) and (iv) above,
                  Landlord shall notify Tenant that the Dry Box Area is ready for occupancy by Tenant ("Landlord's Dry
                  Box Area Notice").  The date which is the earlier of (i) the date five (5) days following Tenant's receipt of Landlord's Dry Box Area Notice; and (ii) the date Tenant occupies the Dry Box Area, is hereinafter referred to as the "Interim Commencement Date".  Commencing upon the Interim Commencement
                  Date and continuing through the day immediately preceding the Final Commencement Date, Tenant shall pay to Landlord an amount equal to $9,211.00 per day (the "Early Rent") for each day from the Interim
                  Commencement Date to and including the day immediately preceding the Final Commencement Date (the
                  "Early Occupancy Period").  The Early Rent shall be payable on the 1st day of each month during the
                  Early Occupancy Period, prorated for any partial months during the Early Occupancy Period.  Once
                  Landlord has Substantially Completed the Landlord's Improvements and determined the Total Project
                  Costs and the Basic Rent for the Demised Premises, Landlord and Tenant shall reconcile payments so that Tenant pays the actual Basic Rent calculated on a per square foot basis for the Early Occupancy
                  Period.  If the Early Rent paid for the Early Occupancy Period calculated on a per square foot basis exceeds the Basic Rent calculated on a per square foot basis, Landlord shall credit the differential to the next installment or installments of Basic Rent coming due.  If the Basic Rent exceeds the Early
                  Rent, Tenant shall pay the shortfall with the next payment of Basic Rent coming due after Tenant's receipt of notice from Landlord.  In addition, commencing on the Interim Commencement Date, all utilities for the Demised Premises shall be switched into Tenant's name and shall be paid for by
                  Tenant directly to the utility service provider.  Accordingly, all such utilities paid for by Tenant shall not be included in Total Project Costs.  Further, notwithstanding Section 2.1(b) of this Lease to the contrary, Tenant shall be obligated to pay Impositions allocable to the Dry Box Area on a square foot basis for the Early Occupancy Period and the same shall not be included within Total
                  Project Costs.  Additionally, any construction interest which accrues during the Early Occupancy
                  Period, on that portion of Landlord's construction loan attributable to the construction costs for the
                  Dry Box Area (as calculated in good faith by Landlord in a manner consistent with the calculation of the Early Rent), shall not be included in Total Project Costs for purposes of reconciling the Basic
                  Rent for the Dry Box Area for the Early Occupancy Period.

         (b)      Final Commencement Date.  Except as provided in Section 2.3(a) above, Tenant shall not be liable to
                  Landlord for the payment of Rent (as hereinafter defined), nor shall Tenant have any right to possession or use of the Demised Premises until the date upon which the Landlord's Improvements are
                  Substantially Completed (the "Final Commencement Date").  Tenant's obligation to pay Rent shall commence upon the Final Commencement Date.  If Landlord has not completed the compilation of Total
                  Project Costs and the determination of the Basic Rent by the Final Commencement Date, Tenant shall continue to pay the Early Rent for the Dry Box Area and an amount equal to $8,225.00 per day for the balance of the Demised Premises until the date Landlord determines the Basic Rent and Tenant and
                  Landlord shall then reconcile the actual Basic Rent due retroactive to the Final Commencement Date in the same manner as provided in Section 2.3(a) above.  The failure of Tenant to take possession of or to occupy the Demised Premises or any portion thereof on or after the Final Commencement Date shall not serve to relieve Tenant of said obligations or delay payments by Tenant to Landlord.  Tenant shall be allowed not less than sixty (60) days prior to the Final Commencement Date to install its machinery, equipment, fixtures and other personal property on the Demised Premises during the final stages of completion of construction, provided that Tenant does not thereby interfere with the completion of construction or occasion any labor dispute as a result of such installations.  Tenant does hereby agree to assume all risk of loss or damage to such machinery, equipment, fixtures and other personal property, and to indemnify, defend and hold harmless Landlord from any loss or damage to such machinery, equipment, fixtures and personal property.  In addition, Tenant does hereby agree to indemnify, defend and hold harmless Landlord from any death or personal injury to any person or persons to the extent arising out of such installations, except that such indemnity and obligation to defend and hold harmless shall not extend to any claim, cost, liability, action or damage to the extent arising out of the negligence or willful misconduct of Landlord (including its shareholders, members, managers, employees, managing agent, contractors, subcontractors or materialmen) unless the same is covered by insurance maintained or required to be maintained by Tenant hereunder.  Delay in putting Tenant in possession of the Demised Premises shall not serve to make Landlord liable for any damages arising therefrom.

         (c)      Adjustment to Rental Factor.  Landlord anticipates that the Interim Commencement Date will occur on or before January 31, 2005 (the "Anticipated ICD").  Landlord anticipates that the Final Commencement
                  Date will occur on or before March 31, 2005 (the "Anticipated FCD").  If the Interim Commencement Date
                  does not occur by the Anticipated ICD, the parties agree that the Rental Factor shall be increased by
                  .04% (four basis points) for each calendar month or any portion of a calendar month, which elapses between the Anticipated ICD and the Interim Commencement Date.  If the Final Commencement Date does not occur by the Anticipated FCD, the parties agree that the Rental Factor shall be increased by .04%
                  (four basis points) for each calendar month or any portion of a calendar month, which elapses between the Anticipated FCD and the Final Commencement Date.

                  Notwithstanding the foregoing, the parties agree that the Rental Factor may not increase hereunder to a number greater than 8.88%.

         Landlord anticipates that earth work for the Landlord's Improvements will commence on or before July 1, 2004.
Landlord anticipates that all of Landlord's Improvements shall be Substantially Completed and delivered to Tenant on the date which is approximately thirteen (13) months after the date earth work for the Landlord's Improvements starts, such date of Substantial Completion to be extended for the additional time needed due to Excused Delays.  The date on which all of Landlord's Improvements are Substantially Completed and delivered to Tenant is referred to hereinafter as the
"Delivery Date".

         Section 2.4  Construction Guaranty.  Landlord guarantees the Landlord's Improvements against defective workmanship and/or materials for a period of one year from the date of Substantial Completion of the applicable
Landlord's Improvements, and Landlord agrees, at its sole cost and expense, to repair or replace any defective item occasioned by poor workmanship and/or materials during said one-year period, and performance of such one-year guaranty shall be Landlord's sole and exclusive obligation with respect to defective workmanship and/or materials, and Tenant's rights to enforce such one-year guaranty shall be Tenant's sole and exclusive remedy with respect to such defective workmanship and/or materials in limitation of any contract, warranty or other rights, whether express or implied, that
Tenant may otherwise have under applicable law.  From and after the expiration of the one year guaranty of Landlord against defective workmanship and materials, Landlord agrees to cooperate with Tenant in the enforcement by Tenant, at
Tenant's sole cost and expense, of any express warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials for a period of time in excess of the one-year period described above and to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated in the Building for a period of time in excess of such one-year period.

         Section 2.5  Tenant's Acceptance of Demised Premises.  Within a period of forty-five (45) days after the Final
Commencement Date, Tenant shall notify Landlord, in writing, of all portions of the Landlord's Improvements which are incomplete and Landlord shall complete such items within thirty (30) days after receipt of such notice from Tenant or provided such items cannot reasonably be completed within such thirty (30) days, such longer period as reasonably necessary provided Landlord commences steps to complete the same within such thirty (30) days and thereafter diligently proceeds to completion.

         Section 2.6  Repair and Maintenance.  Save and except for the one year guaranty against defective items occasioned by poor workmanship and/or materials referred to in Section 2.4 above and the incomplete items referred to in
Section 2.5 above, Tenant, upon the Interim Commencement Date with respect to the Dry Box Area and the Final
Commencement Date with respect to the balance of the Demised Premises, shall have and hold the Demised Premises (or the applicable portion thereof) as the same shall then be without any liability or obligation on the part of Landlord for making any alterations, improvements or repairs of any kind in or about the Demised Premises for the Term, and Tenant agrees to maintain the Demised Premises and all parts thereof in a good and sufficient state of repair as required by the provisions of this Lease.

         Section 2.7  Change Orders.  All changes in the Landlord's Improvements including design fees requested by
Tenant shall be authorized only by a change order signed by Tenant and Landlord.  Any additional costs due to change orders requested by Tenant shall be paid by Tenant directly to Landlord within fifteen (15) days after Tenant's receipt of an invoice from Landlord, unless Landlord determines in its sole discretion, that there will be funds available in the construction cost contingency line item after Substantial Completion of the Landlord's Improvements to pay for such change orders, in which event, such funds will be used to the extent available, to pay for the same and Tenant shall remain responsible for any remaining balance.  All change orders (other than minor or insubstantial changes [in each case with a cost below $25,000.00 per change] relating to nonstructural interior work, which changes shall not require
Landlord's approval) are subject to Landlord's approval, which approval shall not be unreasonably withheld.  Landlord will approve or disapprove change orders requested by Tenant within seven (7) business days following Landlord's receipt of written notice from Tenant together with all required information regarding the proposed change.  If Landlord fails to respond to Tenant within such seven-day period, Landlord shall be deemed to have approved the requested change orders.

         Section 2.8  Definition of Substantial Completion.  "Substantial Completion" (as well as "Substantially
Complete(d)") shall mean (i) that Landlord notifies Tenant that Landlord's Improvements (or the applicable portion thereof) are sufficiently complete so that (A) the Tenant can use the Demised Premises for their intended purposes without material interference to Tenant conducting its ordinary business activities and (B) the only incomplete items are minor or insubstantial details of construction, landscaping, mechanical adjustments, or finishing touches like touch-up plastering or painting; and (ii) that the municipality having jurisdiction thereof issues a certificate of occupancy permitting Tenant to occupy the Landlord's Improvements (or the applicable portion thereof) or takes such other action as may be customary to permit occupancy or use thereof; provided however, the issuance of  a certificate of occupancy or such other action as may be customary to permit occupancy or use thereof shall not be a condition to
Substantial Completion if failure to secure such certificate or action is caused by the act or neglect of Tenant or matters required for issuance are not the responsibility of Landlord.

         Section 2.9  Tenant Improvements.  Tenant agrees to enter into a separate contract with General Contractor for the purchase and installation of the items listed on Exhibit H attached hereto (the "Tenant Improvements").  Tenant will pay for the Tenant Improvements, at its expense, as costs for the same come due.  At Landlord's request, monies to pay for the Tenant Improvements shall be disbursed through a title company designated by Landlord, and Tenant shall obtain lien waivers covering all such work and materials for the Tenant Improvements and provide copies of the same to
Landlord.  Upon request by Landlord, Landlord, Tenant and the title company shall enter into a disbursing agreement covering the disbursement of such funds.  All work by Tenant relating to the Tenant Improvements shall comply with
Section 19.1(a), (d) and (h) of this Lease and may not adversely impact any warranties Landlord receives on any of the
Landlord's Improvements.  Upon the expiration or earlier termination of the Term of this Lease, the Tenant Improvements shall become the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord with the
Demised Premises.


                                                           RENT

         Section 3.1  Basic Rent.  In consideration of the leasing of the Demised Premises and the construction of the
Landlord's Improvements referred to in Article II hereof, Tenant covenants to pay Landlord, without previous demand therefor and without any right of setoff or deduction whatsoever, the basic rent for the Initial Term of this Lease as calculated pursuant to Section 2.1(b) of the Lease and as set forth in Section 1.2 for any Extension Term (the "Basic
Rent").  Basic Rent shall be due and payable monthly, in advance, commencing on the Final Commencement Date and continuing on or before the first day of each month thereafter for the succeeding months during the balance of the
Term.  Basic Rent payments shall be made by Tenant utilizing automated clearing house payments directly into Landlord's bank account as designated by Landlord to Tenant hereunder from time to time.

         Section 3.2  Basic Rent Adjustment.  If the Final Commencement Date does not occur on the first day of a calendar month, the installment of Basic Rent for the partial calendar month prior to the first full calendar month after the Final Commencement Date shall be prorated on the basis of the number of days of the Term within such calendar month and shall be paid by Tenant to Landlord with Tenant's first full monthly payment of Basic Rent hereunder.

         Section 3.3  Additional Rent.  The Basic Rent shall be absolutely net to Landlord so that this Lease shall yield, net to Landlord, the Basic Rent specified in Section 3.1 in each year of the Term of this Lease and that all
Impositions, insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with laws, and all other costs, fees, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises (excepting only Landlord's portion of the proration of real estate taxes and special assessments referred to in Section 5.1 and certain taxes of Landlord referred to in the last sentence of Section 5.3 of this Lease) which may arise or become due during the Term or by reason of events occurring during the
Term of this Lease shall be paid or discharged by Tenant.  In the event Tenant fails to pay or discharge any imposition, insurance premium, utility charge, maintenance, repair or replacement expense which it is obligated to pay or discharge,
Landlord may, but shall not be obligated to pay the same, and in that event Tenant shall immediately reimburse Landlord therefor and pay the same as additional rent (all such items and any other items payable by Tenant to Landlord under this Lease or otherwise being sometimes hereinafter collectively referred to as "Additional Rent"), and Tenant hereby agrees to indemnify, defend and save Landlord harmless from and against such Impositions, insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with laws, and all other costs, fees, charges, expenses, reimbursements and obligations above referred  to.  Basic Rent and Additional Rent are sometimes herein collectively referred to as "Rent".

         Section 3.4  Delinquent Payments.  All payments of Basic Rent and Additional Rent shall be payable without previous demand therefor and without any right of setoff or deduction whatsoever (except as may be expressly set forth in this Lease), and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in addition to all its other rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease or by law in the case of nonpayment of Basic Rent.  The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense.  Any installment of Basic Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof which shall not be paid within five (5) days of when due shall bear interest at an annual rate equal to five hundred basis points (5.0%) per annum in excess of the published "prime rate" or "base rate" of interest charged by U.S. Bank (or similar institution if said Bank shall cease to exist or to publish such a prime rate) from the date when the same is due hereunder until the same shall be paid, but in no event in excess of the maximum lawful rate permitted to be charged by Landlord against Tenant.  Said rate of interest is sometimes hereinafter referred to as the "Maximum Rate of Interest."

         In the event of any late payment by Tenant hereunder, Tenant shall also be responsible to reimburse Landlord for any late fees or charges imposed upon Landlord by any Mortgagee (as hereinafter defined).

         Section 3.5  Independent Obligations.  Any term or provision of this Lease to the contrary notwithstanding, the covenants and obligations of Tenant to pay Basic Rent and Additional Rent hereunder shall be independent from any obligations, warranties or representations, express or implied, if any, of Landlord herein contained.

                                                        ARTICLE IV
                                                 USE OF DEMISED PREMISES

         Section 4.1  Permitted Use.  The Demised Premises including all buildings or other improvements hereafter erected upon the same shall be used for a grocery distribution facility and, except as otherwise provided in this Lease, for any other lawful purpose.  Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy, conditional use permit or Permitted Encumbrance affecting the same, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or which would cause structural injury to the improvements or cause the value or usefulness of the Demised Premises, or any portion thereof, substantially to diminish (reasonable wear and tear excepted), or which would constitute a public or private nuisance or waste or would violate any Hazardous Materials Laws (as defined in Section 9.5), and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.  In addition, Tenant may not use any portion of the Demised Premises for the storage of any Hazardous Materials or products containing Hazardous
Materials, other than products sold or used in the ordinary course of Tenant's business, provided the products are stored in compliance with all Hazardous Materials Laws and occupy less than five (5%) percent of the square footage of the Demised Premises.  The parties acknowledge that the Tenant will be utilizing ammonia in its cooling system for the
Demised Premises and this use shall be outside the 5% restriction.

         Section 4.2  Preservation of Demised Premises.  Tenant shall not use, suffer, or permit the Demised Premises, or any portion thereof, to be used by Tenant, any third party or the public in such manner as might reasonably tend to impair Landlord's title to the Demised Premises, or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Demised Premises, or any portion thereof.  Nothing in this Lease contained and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Demised Premises.

         Section 4.3  Acceptance of Demised Premises.  Tenant acknowledges that neither Landlord nor any agent of
Landlord has made any representation or warranty with respect to the Demised Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's business or for any other purpose and Tenant accepts the Demised Premises in an "as is" condition; provided, however, that the foregoing acknowledgment does not in any manner whatsoever serve to limit or exclude Landlord's covenants and obligations, or Tenant's rights and remedies, set forth in Sections 2.1, 2.3, 2.4 and 2.5 above.  Tenant shall comply with any recorded covenants, conditions, and restrictions affecting the Demised Premises and the Building as of the commencement of the Lease or which are recorded during the Term provided, however, that with respect to any such covenants, conditions and restrictions that Landlord proposes to record during the Term hereof (other than utility easements required in connection with the development of the Demised Premises and any security interests and mortgages granted to any Mortgagee (as hereinafter defined) which shall not require Tenant's consent), Landlord shall first obtain Tenant's prior written consent thereto, which consent shall not be unreasonably withheld, delayed or encumbered.

         Section 4.4  Declaration.  Tenant acknowledges that the Demised Premises is subject to the Pabst Farms Commerce
Center-South, Declaration of Development Standards and Protective Covenants dated March 24, 2004 (the "Declaration").
Tenant acknowledges and agrees that it may not exercise any of its rights hereunder in a manner which would violate or cause the "Owner" under the Declaration to be in violation of, the Declaration.

                                                        ARTICLE V
                                           PAYMENT OF TAXES, ASSESSMENTS, ETC.

         Section 5.1  Payment of Impositions.  Commencing on the Final Commencement Date, Tenant covenants and agrees to pay during the Term, as Additional Rent, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all real estate taxes, special assessments, water rates and charges, sewer rates and charges, including any sum or sums payable for present or future sewer or water capacity, charges for public utilities, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges, association fees and dues, and all other charges or burdens of whatsoever kind and nature (including costs, fees, and expenses of complying with any restrictive covenants or similar agreements to which the Demised Premises are subject) incurred in the use, occupancy, ownership, operation, leasing or possession of the Demised Premises, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen  (all of which are sometimes herein referred to as "Impositions"), which at any time during the
Term may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Demised Premises, or any portion thereof, or any appurtenance thereto, rents or income therefrom, and such easements or rights as may now or
hereafter be appurtenant or appertain to the use of the Demised Premises.   Tenant shall pay all special (or similar)
assessments for public improvements or benefits which, during the Term shall be laid, assessed, levied or imposed upon or become payable or become a lien upon the Demised Premises, or any portion thereof; provided, however, that if by law any special assessment is payable (without default) or may be paid (without default) in installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment in installments as the same respectively become payable and before any fine, penalty, default interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon.  Tenant shall pay all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter laid, assessed, levied or imposed upon the Demised Premises, or any portion thereof, which are due and payable after the Final Commencement Date and prior to the expiration of the
Term.  Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance)
which are payable prior to the Final Commencement Date and after the expiration date of the Term. Tenant shall pay all
Impositions, whether heretofore or hereafter levied or assessed upon the Demised Premises, or any portion thereof, to the extent payable or allowable to the time period from the Final Commencement Date to the expiration date of the Term.
Landlord shall pay that portion of the Impositions due and payable in respect to the Demised Premises during the year the Final Commencement Date occurs and the year in which the Term ends which the number of days in said years not within the Term bears to 365, and Tenant shall pay the balance of said Impositions during said years.  Tenant's obligations hereunder shall survive the expiration or termination of this Lease.  Notwithstanding anything to the contrary contained above, the parties acknowledge and agree that Impositions from the date of construction start to the Final Commencement
Date are to be included in Total Project Costs as set forth in Section 2.1(b) of this Lease.

         Section 5.2  Tenant's Right to Contest Impositions.  Tenant shall have the right at its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment, or a payment thereof under protest, would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Section 5.l hereof, Tenant may postpone or defer payment of such Imposition if (a) neither the Demised
Premises nor any portion thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost, and (b) Tenant shall have deposited with Landlord (i) cash or (ii) a certificate of deposit payable to Landlord and issued by a national bank or federal savings and loan association or (iii) an unconditional, irrevocable letter of credit in form and substance acceptable to Landlord, payable to Landlord and issued by a national bank or federal savings and loan association (the "Performance Deposit") (the form of such Performance Deposit to be selected by Tenant)
in the amount of the Imposition so contested and unpaid, together with all interest and penalties which may accrue in
Landlord's reasonable judgment in connection therewith, and all charges that may or might be assessed against or become a charge on the Demised Premises, or any portion thereof, during the pendency of such proceedings.  If, during the continuance of such proceedings, Landlord shall, from time to time, reasonably deem the amount deposited, as aforesaid, insufficient, Tenant shall, upon demand of Landlord, make additional deposits of such additional sums of money or such additional certificates of deposit or letters of credit as Landlord may reasonably request.  Upon failure of Tenant to make such additional deposits, the amount theretofore deposited may be applied by Landlord to the payment, removal and discharge of such Imposition, and the interest, fines and penalties in connection therewith, and any costs, fees
(including attorney's fees) and other liability (including costs incurred by Landlord) accruing in any such proceedings.  Upon the termination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof, if any, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, including attorney's fees, interest, penalties, fines and other liability in connection therewith, and upon such payment Landlord shall return all amounts or certificates of deposit or letters of credit deposited with it with respect to the contest of such Imposition, as aforesaid, or, at the written direction of Tenant, Landlord shall make such payment out of the funds on deposit with Landlord and the balance, if any, shall be returned to Tenant.  Tenant shall be entitled to the refund of any Imposition accruing after the Final
Commencement Date (or otherwise included in Total Project Costs), and any penalty, fine and interest thereon received by
Landlord which have been paid by Tenant or which have been paid by Landlord but for which Landlord has been previously reimbursed in full by Tenant.  Landlord shall not be required to join in any proceedings referred to in this Section 5.2 unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be
brought in Landlord's name upon compliance with such conditions as Landlord may reasonably require.   Landlord shall not
ultimately be subject to any liability for the payment of any fees, including attorney's fees, costs and expenses in connection with such proceedings.  Tenant agrees to pay all such fees (including reasonable attorney's fees), costs and expenses or, on demand, to make reimbursement to Landlord for such payment.  During the time when any certificate of deposit is on deposit with Landlord, and prior to the time when the same is returned to Tenant or applied against the payment, removal or discharge of Impositions, as above provided, Tenant shall be entitled to receive all interest thereon, if any.  Cash deposits, if held by Landlord, shall bear interest payable to Tenant on disbursement and Tenant shall be liable for any income tax payable on such interest.

         Section 5.3  Levies and Other Taxes.  If, at any time during the Term, any method of taxation shall be such that there shall be levied, assessed or imposed on Landlord, or on the Basic Rent or Additional Rent, or on the Demised
Premises or on the value of the Demised Premises, or any portion thereof, a capital levy, sales or use tax, gross receipts tax or other tax on the rents received therefrom, or a franchise tax, or an assessment, levy or charge measured by or based in whole or in part upon such rents or value, Tenant covenants to pay and discharge the same, it being the intention of the parties hereto that the Basic Rent to be paid hereunder shall be paid to Landlord absolutely net without deduction or charge of any nature whatsoever foreseeable or unforeseeable, ordinary or extraordinary, or of any nature, kind or description, except as in this Lease otherwise expressly provided.  Nothing in this Lease contained shall require Tenant to pay any municipal, state or federal net income or excess profits taxes assessed against
Landlord, or any municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of
Landlord, or corporation franchise taxes imposed upon any corporate owner of the fee of the Demised Premises.

         Section 5.4  Evidence of Payment.  Tenant covenants to furnish Landlord, within thirty (30) days after the date upon which any Imposition or other tax, assessment, levy or charge is payable by Tenant, official receipts of the appropriate taxing authority, or other appropriate proof satisfactory to Landlord, evidencing the payment of the same.
The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or other tax, assessment, levy or charge may be relied upon by Landlord as sufficient evidence that such Imposition or other tax, assessment, levy or charge is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

         Section 5.5  Escrow for Impositions.  After any Event of Default, Landlord may require Tenant to pay to
Landlord with the payments of Basic Rent, the known or estimated yearly Impositions payable with respect to the Demised
Premises in monthly payments equal to one-twelfth of the known or estimated yearly Impositions next payable with respect to the Demised Premises.  Such payments shall be held by Landlord or the Mortgagee, in an interest-bearing account with interest to accrue on the same for the benefit of Tenant.  Instead of monthly estimated payments, Tenant may, at its election, deposit with Landlord or the Mortgagee an unconditional, irrevocable letter of credit in form, content and from an issuer reasonably acceptable to Landlord, with Landlord as the beneficiary, renewable each year in the amount of the estimated yearly Impositions to be held as security for the payment of such Impositions.  If Tenant has not elected the letter of credit alternative above, from time to time Landlord may reestimate the amount of Impositions, and in such event Landlord shall notify Tenant, in writing, of such reestimate and fix future monthly installments for the remaining period prior to the next Imposition due date in an amount sufficient to pay the reestimated amount over the balance of such period after giving credit for payments made by Tenant on the previous estimate.  If the total monthly payments made by Tenant pursuant to this Section 5.5 shall exceed the amount of payments necessary for said Impositions, such excess shall be credited on subsequent monthly payments of the same nature; but if the total of such monthly payments so made under this Section 5.5 shall be insufficient to pay such Impositions when due, then Tenant shall pay to Landlord such amount as may be necessary to make up the deficiency. Payment by Tenant of Impositions under this Section 5.5 shall be considered as performance of such obligation under the provisions of Section 5.1 hereof.

         Section 5.6  Landlord's Right to Contest Impositions.  In addition to the right of Tenant under Section 5.2 to contest the amount or validity of Impositions, Landlord shall also have the right, but not the obligation, to contest the amount or validity, in whole or in part, of any Impositions not contested by Tenant, by appropriate proceedings conducted in the name of Landlord or in the name of Landlord and Tenant.  If Landlord elects to contest the amount or validity, in whole or in part, of any Impositions, such contests by Landlord shall be at Landlord's expense, provided, however, that if the amounts payable by Tenant for Impositions are reduced (or if a proposed increase in such amounts is avoided or reduced) by reason of Landlord's contest of Impositions, Tenant shall reimburse Landlord for costs incurred by Landlord in contesting Impositions, but such reimbursements shall not be in excess of the amount saved by Tenant by reason of Landlord's actions in contesting such Impositions.

                                                        ARTICLE VI
                                                        INSURANCE

         Section 6.1  Property Insurance.  Commencing on the earlier of the Interim Commencement Date or the date that
Tenant occupies all or any portion of the Demised Premises and continuing throughout the Term, Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect policies of insurance covering the
Improvements constructed, installed or located on the Demised Premises naming the Landlord, and such other parties designated by Landlord, as an additional insured, against (a) loss or damage by fire; (b) loss or damage from such other risks or hazards now or hereafter embraced by the most current ISO form of Causes of Loss-Special Form of Coverage, including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (c) loss for flood if the Demised Premises are in a designated flood or flood insurance area; (d) loss for damage by earthquake if the Demised Premises are located in an earthquake-prone area;
(e) loss from so-called explosion, collapse and underground hazards; (f) loss or damage from such other risks or hazards of a similar or dissimilar nature which are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use and occupancy to the Improvements; and (g) loss covered by such other coverage and endorsement requirements imposed by any Mortgagee that are customary within the commercial real estate lending industry for projects comparable in size and nature to the Project.  At all times, such insurance coverage shall be in an amount equal to l00% of the then "full replacement cost" of the Improvements.  "Full
Replacement Cost" shall be interpreted to mean the cost of replacing the Improvements without deduction for depreciation or wear and tear, and it shall include a reasonable sum for architectural, engineering, legal, administrative and supervisory fees connected with the restoration or replacement of the Improvements in the event of damage thereto or destruction thereof.  The amount of any deductible shall not exceed $100,000.00, provided, however, with the prior written consent of Landlord and any Mortgagee, Tenant can increase such deductible up to $500,000.00 provided that at the time of increase and continuing thereafter, Tenant has an "investment grade" rating acceptable to Landlord and
Mortgagee from Moody's, Standard & Poors or another generally recognized rating agency acceptable to Landlord and
Mortgagee.  As used herein when referring to the Moody's and Standard & Poors ratings an "investment grade" rating currently means a senior secured rating of "Baa3" for Moody's and "BBB-" for Standard & Poors.  The definition of
"investment grade" may change from time to time, but shall be the rating customarily used by such agencies to define
"investment grade."  If at any time Tenant's rating drops below investment grade, Tenant shall modify the applicable policies to reduce the deductibles to not more than $100,000.00.  If a sprinkler system shall be located in the
Improvements, sprinkler leakage insurance shall be procured and continuously maintained by Tenant at Tenant's sole cost and expense.  For the period prior to the Final Commencement Date, Landlord, at its sole cost and expense, shall maintain in full force and effect, on a completed value basis, insurance coverage on the Building on Builder's Risk or other comparable coverage.

         Section 6.2  Additional Insurance Coverages.  Commencing on the earlier of the Interim Commencement Date or the date that Tenant occupies all or any portion of the Demised Premises and continuing throughout the Term, Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect the following additional insurance coverages:

         (a)      Commercial general liability insurance against any loss, liability or damage on, about or relating to the Demised Premises, or any portion thereof, providing coverage at least as broad as the current ISO form, and with total limits of not less than Ten Million Dollars ($10,000,000.00) coverage on an occurrence basis.  Any such insurance obtained and maintained by Tenant shall name Landlord, and such other parties designated by Landlord, as additional insureds therein.  Such insurance shall specifically insure (by contractual liability endorsement) Tenant's obligations under Section 20.3 of this Lease.  The amount of any deductible shall not exceed $100,000.00, subject to increase as provided in Section 6.1 above.

         (b)      Boiler and pressure vessel (including, but not limited to, pressure pipes, steam pipes and condensation return pipes) insurance, provided the Building contains a boiler or other pressure vessel or pressure pipes.  Landlord, and such other parties designated by Landlord, shall be named as additional insureds in such policy or policies of insurance.

         (c)      Such other insurance coverage requirements and coverage amounts as may from time to time be required by any Mortgagee consistent with custom within the commercial real estate lending industry for projects comparable in size and nature to the Project or as reasonably required by Landlord, against other insurable hazards which at the time are commonly insured against in the case of premises and/or buildings or improvements similar in construction, design, general location, use and occupancy to those on or appurtenant to the Demised Premises.

         The insurance set forth in this Section 6.2 shall be maintained by Tenant at not less than the limits set forth herein until required to be changed from time to time, in writing, by Mortgagee, provided such change is consistent with custom within the commercial real estate lending industry for projects comparable in size and nature to the Project, or by Landlord, in its reasonable discretion, whereupon Tenant covenants to obtain and maintain thereafter such protection in the amount or amounts so required by Landlord or Mortgagee.

         Section 6.3  Insurance Provisions.  All policies of insurance required by Section 6.l shall provide that the proceeds thereof shall be payable to Landlord and Tenant, and if Landlord so requests, shall also be payable to any contract purchaser of the Demised Premises and any Mortgagee, as the interests of Landlord, Tenant and such purchaser or
Mortgagee appear, pursuant to a standard named insured or mortgagee clause.  Tenant shall not, on Tenant's own initiative or pursuant to request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in Section 6.1 hereof, unless Landlord is named therein as an additional insured with loss payable as in said Section 6.l provided.  Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord original certificates evidencing the same.

                  Each policy required under this Article VI shall have attached thereto (a) an endorsement that such policy shall not be cancelled or materially changed without at least thirty (30) days prior written notice to Landlord, and (b) an endorsement to the effect that the insurance as to the interest of Landlord shall not be invalidated by any act or neglect of Tenant.  All policies of insurance shall be written in companies reasonably satisfactory to Landlord and any Mortgagee licensed in the state in which the Demised Premises are located and rated at least "A/X" by A.M. Best
Insurance Service.  All insurance maintained by Tenant hereunder shall be primary to any other insurance maintained by
Landlord.  Such certificates of insurance shall be in a form reasonably acceptable to Landlord, shall be delivered to
Landlord prior to the Interim Commencement Date and prior to expiration of such policy, new certificates of insurance, shall be delivered to Landlord not less than twenty (20) days prior to the expiration of the then current policy term.
Certificates of insurance shall be an ACORD 27 form certificate-evidence of insurance or equivalent.

         Section 6.4  Waiver of Subrogation.  Tenant shall cause to be inserted in the policy or policies of insurance required by this Article VI hereof a so-called "Waiver of Subrogation Clause" as to Landlord.  Tenant hereby waives, releases and discharges Landlord, its agents and employees and any Mortgagee from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered (in whole or in part) by insurance required under this Article
VI notwithstanding that such loss, claim, expense or damage may have been caused by Landlord, its agents or employees, and Tenant agrees to look to the insurance coverage only in the event of such loss.

         Section 6.5  Tenant's Business and Personal Property Insurance.  Tenant shall maintain insurance coverage
(including loss of use and business interruption coverage) upon Tenant's business and upon all personal property of
Tenant or the personal property of others kept, stored or maintained on the Demised Premises against loss or damage by fire, windstorm or other casualties or causes for such amount as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord.

         Section 6.6  Unearned Premiums.  Upon expiration of the Term, the unearned premiums upon any insurance policies or certificates thereof lodged with Landlord by Tenant shall, subject to the provisions of Article XIII hereof, be payable to Tenant.

         Section 6.7  Blanket Insurance Coverage.  Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy or policies (certificates thereof reasonably satisfactory to Landlord shall be delivered to Landlord)
which may cover other properties owned or operated by Tenant as well as the Demised Premises; provided, however, that with respect to any policy of blanket insurance of the kind provided for herein, either:

         (a)      such policy specifies therein the amounts thereof exclusively allocated to the Demised Premises on a
"per location" basis  and such amounts are in compliance with the requirements of this Article VI; or

         (b)      with respect to such policy, Tenant furnishes to Landlord and any Mortgagee a written statement satisfactory to Landlord and such Mortgagee from the insurer under such policy specifying a total amount of blanket coverage for all or a substantial portion of Tenant's properties, and the value of such insured properties, that is acceptable to Landlord, in the reasonable exercise of its discretion, and is acceptable to such Mortgagee, based on custom within the commercial real estate lending industry for projects comparable in size and nature to the Project and for tenants insuring under blanket policies multiple properties having substantially the same aggregate value as
Tenant's insured properties, together with such other information as Landlord or Mortgagee may reasonably require to evaluate the proposed policy.

         Any such policy or policies of blanket insurance shall not contain any clause which would result in the insured thereunder being required to carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the Full Replacement Cost of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy; and further provided, however, that such policy or policies of blanket insurance shall, as respects the Demised Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article VI.

                                                       ARTICLE VII
                                                        UTILITIES

         Section 7.1  Payment of Utilities.  Commencing upon the Interim Commencement Date and continuing until the
Final Commencement Date, Tenant shall pay (or reimburse Landlord for) all utilities consumed within the Dry Box Area.
Commencing on the Final Commencement Date and continuing throughout the Term, Tenant will pay, when due, all charges of every nature, kind or description for utilities furnished to the Demised Premises or chargeable against the Demised
Premises, including all charges for water, sewage, heat, gas, light, garbage, electricity, telephone, steam, power, or other public or private utility services.

         Section 7.2  Additional Charges.  In the event that any charge or fee is required after the Final Commencement
Date, by the state in which the Demised Premises are located, or by any agency, subdivision, or instrumentality thereof, or by any utility company furnishing services or utilities to the Demised Premises, as a condition precedent to furnishing or continuing to furnish utilities or services to the Demised Premises, such charge or fee shall be deemed to be a utility charge payable by Tenant.  The provisions of this Section 7.2 shall include, but not be limited to, any charges or fees for present or future water or sewer capacity to serve the Demised Premises, any charges for the underground installation of gas or other utilities or services, and other charges relating to the extension of or change in the facilities necessary to provide the Demised Premises with adequate utility services.  In the event that Landlord has paid any such charge or fee after the date hereof, Tenant shall reimburse Landlord for such utility charge.  Nothing contained in this Section 7.2 shall be construed to relieve Landlord of the obligation to finish Landlord's Improvements described in Exhibit "B."

                                                       ARTICLE VIII
                                                         REPAIRS

         Section 8.1  Tenant's Repairs.  Save and except for the one-year guaranty against defective materials and workmanship or other guaranties provided for in Section 2.4 hereof, and the completion of incomplete items provided for in Section 2.5 hereof, Tenant, at its sole cost and expense, throughout the Term, shall take good care of each and every part or component of the Demised Premises (including any improvements hereafter erected or installed on the Land), and shall keep the same in good order, condition and repair, and irrespective of such guaranty shall make and perform all routine maintenance thereof and all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description.  When used in this Article
VIII, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments.  All repairs made by Tenant shall be at least equal in quality and cost to the original work and shall be made by Tenant in accordance with all laws, ordinances and regulations whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class, provided that Tenant shall in any event make all repairs necessary to avoid any structural damage or other damage or injury to the Improvements.  Provided Tenant has complied with its obligations hereunder to keep the Demised Premises in good order, condition and repair, if during the final thirty (30) months of the Initial
Term or during the final eighteen (18) months of any Extension Term, any single item of repairs are required which costs in excess of $250,000.00 and which item must be treated as a capital expenditure under the Internal Revenue Code (the
"Capital Repairs"), Tenant shall so notify Landlord in writing and Tenant shall not be obligated to make  such repairs unless so directed by Landlord in writing.  If Landlord so directs Tenant, and Tenant thereafter completes any such
Capital Repairs, upon expiration of the Initial Term (if the Tenant does not extend the same) or any Extension Term,
Landlord shall reimburse Tenant for the unamortized cost of all such Capital Repairs, such unamortized cost to be calculated based on the remaining useful life of such Capital Repairs in accordance with generally accepted accounting principles consistently applied.

         Section 8.2  Maintenance.  Tenant, at its sole cost and expense, shall take good care of, repair and maintain all driveways, pathways, roadways, sidewalks, curbs, spur tracks, parking areas, loading areas, landscaped areas, retention ponds, entrances and passageways in good order and repair and shall promptly remove all accumulated snow, ice and debris from any and all driveways, pathways, roadways, sidewalks, curbs, parking areas, loading areas, entrances and passageways, and keep all portions of the Demised Premises, including areas appurtenant thereto, in a clean and orderly condition free of snow, ice, dirt, rubbish, debris and unlawful obstructions.  Further, Tenant shall keep the Demised
Premises safe for human occupancy and use.

         Section 8.3  Tenant's Waiver of Claims Against Landlord.  Except as set forth in Sections 2.4 and 2.5, Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in, about or to the
Demised Premises or any improvements hereafter erected thereon.  Except as set forth in Sections 2.4 and 2.5, Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises and all improvements hereafter erected thereon, and Tenant hereby waives any rights created by any law now or hereafter in force to make repairs to the Demised Premises or improvements hereafter erected thereon at Landlord's expense.

         Section 8.4  Prohibition Against Waste.  Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Demised Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of the floors or other use of the Improvements that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

         Section 8.5  Landlord's Right to Effect Repairs.  If Tenant should fail to perform any of its obligations under this Article VIII, and such failure continues after any required notice and expiration of applicable cure period provided for in Section 12.1 hereof, then Landlord may, if it so elects, and in addition to any other remedies provided herein, effect such repairs and maintenance.  If Landlord proceeds to effect such repairs and maintenance and completes the same, any sums expended by Landlord in effecting such repairs and maintenance shall be due and payable by Tenant to
Landlord on demand, together with interest thereon at the Maximum Rate of Interest from the date of each such expenditure by Landlord to the date of repayment by Tenant.

         Section 8.6  Misuse or Neglect.  Tenant shall be responsible for all repairs to the Demised Premises which are made necessary by any misuse or neglect by: (i) Tenant or any of its officers, agents, employees, contractors, licensees, or subtenants; or (ii) any visitors, patrons, guests, or invitees of Tenant or its subtenant while in or upon the Demised Premises.

                                                        ARTICLE IX
                                           COMPLIANCE WITH LAWS AND ORDINANCES

         Section 9.1  Compliance with Laws and Ordinances.  Tenant shall, throughout the term of this Lease, and at
Tenant's sole cost and expense, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Demised Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised
Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the
Demised Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the
Demised Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by
Tenant and irrespective of the costs thereof.

         Section 9.2  Compliance with Permitted Encumbrances.  Tenant, at its sole cost and expense, shall comply with the Permitted Encumbrances set forth in Exhibit "A" and with all other agreements, contracts, easements, restrictions, reservations or covenants, if any, hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant.  Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Demised Premises and required to be obtained and maintained under the terms of Article VI hereof and shall comply with all development permits issued by governmental authorities issued in connection with development of the Demised Premises.

         Section 9.3  Tenant's Obligations.  Notwithstanding that it may be usual and customary for Landlord to assume responsibility and performance of any or all of the obligations set forth in this Article IX, and notwithstanding any order, rule or regulation directed to Landlord to perform, Tenant hereby assumes such obligations because, by nature of this Lease, the rents and income derived from this Lease by Landlord are net rentals not to be diminished by any expense incident to the ownership, occupancy, use, leasing, or possession of the Demised Premises or any portion thereof.

         Section 9.4  Tenant's Right to Contest Laws and Ordinances.  After prior written notice to Landlord, Tenant, at its sole cost and expense and without cost or expense to Landlord, shall have the right to contest the validity or application of any law or ordinance referred to in this Article IX in the name of Tenant or Landlord, or both, by appropriate legal proceedings diligently conducted but only if compliance with the terms of any such law or ordinance pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises, or any portion thereof, and without subjecting Landlord or Tenant to any liability, civil or criminal, for failure so to comply therewith until the final determination of such proceeding;
provided, however, if any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless on the prior written consent of any Mortgagee, which consent shall not be unreasonably withheld, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Tenant or Landlord to criminal liability and Tenant (a) furnishes Landlord security, reasonably satisfactory to Landlord and any Mortgagee, against any loss or injury by reason of any such contest or delay, (b) prosecutes the contest with due diligence and in good faith, and (c) agrees to indemnify, defend and hold harmless Landlord and the Demised Premises from any charge, liability or expense whatsoever. The security furnished to Landlord by Tenant shall be in one of the forms of Performance Deposit, as selected by Tenant, as set forth in Section 5.2 hereof.  Said Performance Deposit shall be held, administered and distributed in accordance with the provisions of Section 5.2 hereof relating to the contest of the amount or validity of any Imposition.

                  If necessary or proper to permit Tenant so to contest the validity or application of any such law or ordinance, Landlord shall, at Tenant's sole cost and expense, including reasonable attorney's fees incurred by Landlord, execute and deliver any appropriate papers or other documents; provided, Landlord shall not be required to execute any document or consent to any proceeding which would result in the imposition of any cost, charge, expense or penalty on
Landlord or the Demised Premises, unless Landlord is covered therefor by the security set forth above.

         Section 9.5  Compliance with Hazardous Materials Laws.  Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, petroleum products, flammable explosives, asbestos, urea formaldehyde, polychlorinated biphenyls, mold, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "hazardous materials"
or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

                  Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Demised Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Demised Premises.  Tenant shall cause any and all Hazardous Materials to be removed from the
Demised Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such
Hazardous Materials.  Tenant shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Demised Premises in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials.  All reporting obligations to the extent imposed upon Tenant by Hazardous Materials Laws are solely the responsibility of Tenant.  Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials (to the extent such Hazardous Materials are generated, stored, released or disposed of during the Term by Tenant) to be removed from the Demised Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws.
Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Demised Premises or in any Improvements situated on the Land, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to or in any way connected with the Demised Premises or the
Landlord's Improvements on the Land without first notifying Landlord of Tenant's intention to do so and affording
Landlord reasonable opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.  In addition, at Landlord's request, at the expiration of the Term, Tenant shall remove all tanks or fixtures which were placed on the Demised Premises during the Term and which contain, have contained or are contaminated with, Hazardous Materials.

                  Tenant shall as promptly as possible notify Landlord in writing of (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous
Materials Laws; (b) any claim made or threatened by any person against Landlord, or the Demised Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous
Materials; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous
Materials in, on or about the Demised Premises or with respect to any Hazardous Materials removed from the Demised
Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith.  Tenant shall also provide to Landlord, as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Demised Premises or Tenant's use thereof.  Upon written request of Landlord (to enable Landlord to defend itself from any claim or charge related to any Hazardous Materials Laws), Tenant shall promptly deliver to Landlord notices of hazardous waste manifests reflecting the legal and proper disposal of all such
Hazardous Materials removed or to be removed from the Demised Premises.

         Section 9.6  Hazardous Materials Representation by Landlord.  To Landlord's knowledge as of the date of this
Lease, Landlord is not aware of any Hazardous Materials which exist or are located on or in the Demised Premises in violation of any Hazardous Materials Laws, except as may be disclosed in that certain Phase I Environmental Site
Assessment prepared by STS Consultants Ltd. dated April 15, 2004 (the "Report").  Landlord has provided and Tenant acknowledges receipt of the Report.  Further, Landlord represents to Tenant that, to its knowledge as of the date of this Lease, Landlord has not caused the generation, storage or release of Hazardous Materials upon the Demised Premises, except in accordance with Hazardous Materials Laws.

         Section 9.7  Cost of Compliance with Hazardous Materials Laws.  Provisions of Sections 9.5 and 9.6
notwithstanding, Tenant shall be responsible only for that part of the cost of compliance with Hazardous Materials Laws which relates to a breach by Tenant of the covenants contained in this Lease to be kept and performed by Tenant, including but not limited to the covenants contained in Section 9.5.  Landlord shall be responsible only for that part of the cost of compliance with Hazardous Materials Laws which relates to a breach by Landlord of the covenants contained in this Lease to be kept and performed by Landlord.

         Section 9.8  Discovery of Hazardous Materials.  In the event (a) Hazardous Materials are discovered upon the
Demised Premises, (b) Landlord has been given written notice of the discovery of such Hazardous Materials, and (c)
pursuant to the provisions of Section 9.7, neither Landlord nor Tenant is obligated to pay the cost of compliance with
Hazardous Materials Laws, then and in that event Landlord shall take all action necessary to bring the Demised Premises into compliance with Hazardous Materials Laws at Landlord's sole cost.  In the event Landlord fails or refuses to take such action as is necessary to bring the Demised Premises into compliance with Hazardous Materials Laws, then Tenant may, but is not obligated to, bring the Demised Premises into compliance with Hazardous Materials Laws, and thereafter make demand upon Landlord for reimbursement of all reasonable costs and expenses incurred by Tenant in so bringing the
Demised Premises into compliance with Hazardous Materials Laws.  If Landlord does not reimburse Tenant for such costs and expenses within thirty (30) days after written demand therefor by Tenant, Tenant shall have the right to set off such costs and expenses against Basic Rent at a rate not to exceed five percent (5%) of each monthly installment of
Basic Rent, together with interest on the unpaid portion of such costs and expenses at the Default Rate hereunder, until such costs and expenses, together with accrued interest thereon, are fully reimbursed to Tenant.

         Section 9.9  Indemnification.

         (a)      Tenant shall indemnify, defend, protect and hold Landlord and each of Landlord's officers, directors, partners, members, managers, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including reasonable attorneys'
fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere)
arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Demised Premises or the Improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Demised Premises to the extent caused by Tenant whether knowingly or unknowingly.  Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the
Demised Premises or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the  Term.

         (b)      Landlord shall indemnify, defend, protect and hold Tenant and each of Tenant's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including reasonable attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Demised Premises or the Improvements located thereon or from the transportation or disposal of
Hazardous Materials to or from the Demised Premises to the extent caused by Landlord, whether knowingly or unknowingly.
Landlord's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Demised Premises or the
Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the Term.

         Section 9.10  Intentionally Omitted.

         Section 9.11  Acts or Omissions Regarding Hazardous Materials.  For purposes of the covenants and agreements contained in Sections 9.5 through 9.10, inclusive, any acts or omissions of Tenant, its employees, agents, invitees, customers, sublessees, assignees, contractors or sub-contractors (except Landlord and its sub-contractors providing the
Landlord's Improvements) shall be strictly attributable to Tenant; and any acts or omissions of Landlord, its employees, agents, assignees, contractors or sub-contractors shall be strictly attributable to Landlord.

         Section 9.12  Existing Monitoring Wells.  Tenant acknowledges that there are currently monitoring wells on the
Land (the "Wells") which have been required by the applicable municipalities to monitor ground water on an ongoing basis.  All costs and expenses of operating and maintaining the Wells and testing of the water throughout the Term shall be Tenant's responsibility.  Landlord will cause all necessary testing to be completed.  Costs incurred prior to the
Final Commencement Date shall be included in Total Project Costs.  Costs incurred after the Final Commencement Date shall be paid by Tenant within fifteen (15) days of Tenant's receipt of an invoice from Landlord.

         Section 9.13  Survival.  The respective rights and obligations of Landlord and Tenant under this Article IX shall survive the expiration or earlier termination of this Lease.

                                                        ARTICLE X
                                             MECHANIC'S LIENS AND OTHER LIENS

         Section 10.1  Freedom from Liens.  Tenant shall not suffer or permit any mechanic's lien or other lien to be filed against the Demised Premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied or claimed to have been supplied to the Demised Premises at the request of Tenant, or anyone holding the Demised Premises, or any portion thereof, through or under Tenant.  If any such mechanic's lien or other lien shall at any time be filed against the Demised Premises, or any portion thereof, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same.  If Tenant shall fail to discharge such mechanic's lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, after five
(5) days prior written notice to Tenant, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Demised Premises by deposit in the court having jurisdiction of such lien, the foreclosure thereof or other proceedings with respect thereto, of a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the
Demised Premises.  Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorney's fees of Landlord), together with interest thereon at the Maximum Rate of Interest, shall be repaid by Tenant to Landlord on demand by Landlord as
Additional Rent.  Tenant shall indemnify and defend Landlord against and save Landlord and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable attorney's fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

                  All materialmen, contractors, artisans, mechanics, laborers and any other person now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the Demised Premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same.  Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment furnished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the estate or interest of Landlord in and to the Demised Premises, or any portion thereof.

         Section 10.2  Landlord's Indemnification.  The provisions of Section 10.1 above shall not apply to any mechanic's lien or other lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Demised Premises in the performance of Landlord's obligations to construct the Landlord's Improvements required by the provisions of Article II hereof, and Landlord does hereby agree to indemnify and defend Tenant against and save
Tenant and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorney's fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

         Section 10.3  Removal of Liens.  Except as otherwise provided for in this Article X, Tenant shall not create, permit or suffer, and shall promptly discharge and satisfy of record, any lien, encumbrance, charge, security interest, or other right or interest which shall be or become a lien, encumbrance, charge or security interest upon this Lease, upon the Demised Premises, or any portion thereof, or the income therefrom, or against the interest of Landlord or
Tenant in the Demised Premises, or any portion thereof, save and except for:  (a) those leasehold mortgages, pledges, collateral assignments, liens, encumbrances, charges, security interests, or other rights or interests upon Tenant's interest in this Lease, or against Tenant's interest or estate in the Demised Premises, granted by Tenant to any lender
(or group of lenders) from time to time providing financing to Tenant or any affiliate of Tenant (i.e., an entity which is controlled by, controls or is under common control with Tenant) that is secured by the assets and properties of
Tenant generally; (b) any other leasehold mortgages, pledges, collateral assignments, liens, encumbrances, charges, security interests, or other rights or interests granted by Tenant upon Tenant's interest in this Lease, or against
Tenant's interest or estate in the Demised Premises, and consented to, in writing, by Landlord; and (c) those mortgages, assignments of rents, assignments of leases and other mortgage documentation placed thereon by Landlord in financing or refinancing the Demised Premises.  "Control," as used in this Section 10.3, means the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote at least fifty-one percent (51%) of the voting interests in, any person or entity.

                                                        ARTICLE XI
                                                    INTENT OF PARTIES

         Section 11.1  Net Lease.  Landlord and Tenant do each state and represent that it is the intention of each of them that this Lease be interpreted and construed as an absolute net lease and all Basic Rent and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff, and the obligations of Tenant shall not be affected by reason of damage to or destruction of the Demised Premises from whatever cause (except as provided for in Section 13.5 hereof); nor shall the obligations of Tenant be affected by reason of any condemnation, eminent domain or like proceedings (except as provided in Article XIV hereof); nor shall the obligations of Tenant be affected by reason of any other cause whether similar or dissimilar to the foregoing or by any laws or customs to the contrary.  It is the further express intent of Landlord and Tenant that (a) the obligations of
Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Basic Rent and
Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease; (b) all costs or expenses of whatsoever character or kind, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary or required in and about the Demised Premises, or any portion thereof, and Tenant's possession or authorized use thereof during the
Term, shall be paid by Tenant and all provisions of this Lease are to be interpreted and construed in light of the intention expressed in this Section 11.1; (c) the Basic Rent specified in Section 3.1 shall be absolutely net to
Landlord so that this Lease shall yield net to Landlord the Basic Rent specified in Section 3.1 in each year during the
Term (unless extended or renewed at a different Basic Rent); (d) all Impositions, insurance premiums, utility expense, repair and maintenance expense, and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises, or any portion thereof, which may arise or become due during the Term shall be paid or discharged by Tenant as Additional Rent; and (e) Tenant hereby agrees to indemnify, defend and save Landlord harmless from and against such costs, fees, charges, expenses, reimbursements and obligations, any interest thereon.

         Section 11.2  Entry by Landlord.  If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Article V, or to take out, pay for, maintain and deliver any of the insurance policies or certificates of insurance provided for in Article VI, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after notice and expiration of any applicable cure period, if any, as provided in
Section 12.1 (or without notice and expiration of any applicable cure period, if any, in case of emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may, but shall be under no obligation to do so, (a) pay any Imposition payable by Tenant pursuant to the provisions of Article V; (b) take out, pay for and maintain any of the insurance policies provided for in this Lease; or (c) make any other payment or perform any other act on Tenant's part to be paid or performed as in this Lease provided, and Landlord may enter upon the Demised Premises for any such purpose and take all such action therein or thereon as may be necessary therefor.  Nothing herein contained shall be deemed a waiver or release of Tenant from any obligation of Tenant in this Lease contained.

         Section 11.3  Interest on Unpaid Amounts.  If Tenant shall fail to perform any act required of it, after notice and expiration of any applicable cure period, if any, as provided in Section 12.1, Landlord may perform the same, but shall not be required to do so, in such manner and to such extent as Landlord may deem necessary or desirable, and in exercising any such right to employ counsel and to pay necessary and incidental costs and expenses, including reasonable attorney's fees.  Provided that Landlord proceeds to perform any act required of Tenant hereunder, and does in fact perform such act, any sums expended by Landlord in performing such act, and all necessary and incidental costs and expenses, including reasonable attorneys fees, in connection with the performance of any such act by Landlord, together with interest thereon at the Maximum Rate of Interest provided for in Section 3.4 hereof from the date of making such expenditure by Landlord, shall be deemed Additional Rent hereunder and, except as is otherwise expressly provided herein, shall be payable to Landlord on demand or, at the option of Landlord, may be added to any monthly rental then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums, with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of monthly Basic Rent.
Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or not incurred by Tenant, and which would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss (to the extent of any deficiency between the dollar limits of insurance required by the provisions of this Lease and the dollar limits of the insurance actually carried by Tenant), damages, costs and expenses of suit, including reasonable attorney's fees, suffered or incurred by reason of damage to or destruction of the Demised Premises, or any portion thereof or other damage or loss which Tenant is required to insure against hereunder, occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid.

                                                       ARTICLE XII
                                                    DEFAULTS OF TENANT

         Section 12.1  Event of Default.  If any one or more of the following events (in this Article sometimes called an "Event of Default" or "Events of Default") shall happen:

         (a)      if default shall be made by Tenant, by operation of law or otherwise, under the provisions of Article
                  XV hereof relating to assignment, sublease, mortgage or other transfer of Tenant's interest in this
                  Lease or in the Demised Premises or in the income arising therefrom and such default shall continue for a period of ten (10) days after written notice thereof given by Landlord to Tenant;

         (b)      if default shall be made in the due and punctual payment of any Basic Rent or Additional Rent payable under this Lease or in the payment of any obligation to be paid by Tenant, when and as the same shall become due and payable and such default shall continue for a period of five (5) days after written notice thereof given by Landlord to Tenant; provided, however, that Landlord shall not be obligated to give more than two (2) written notices hereunder in any twelve (12) month period, and any additional default in payment within such twelve (12) month period shall be an automatic Event of Default without the requirement of any further notice or opportunity to cure;

         (c)      if default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in Subparagraphs (a) and (b) of this Section 12.1, which does not expose Landlord to criminal liability, and such default shall continue for a period of thirty (30)
                  days after written notice thereof given by Landlord to Tenant, or in the case of such a default or contingency which cannot with due diligence and in good faith be cured within thirty (30) days, and
                  Tenant fails to proceed promptly and with due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with due diligence and in good faith, it being intended that in connection with a default which does not expose Landlord to criminal liability, not susceptible of being cured with due diligence and in good faith within thirty (30) days, that the time allowed Tenant within which to cure the same shall be extended for such period as may be necessary for the curing thereof promptly with due diligence and in good faith; or

         (d)      if default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in Subparagraphs (a), (b) and (c) of this Section 12.1, and which exposes Landlord to criminal liability, and such default shall continue after written notice thereof given by Landlord to Tenant, and Tenant fails to proceed timely and promptly with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with all due diligence, it being intended that in connection with a default which exposes Landlord to criminal liability that Tenant shall proceed immediately to cure or correct such condition with continuity and with all due diligence and in good faith;

then, and in any such event, Landlord, at any time thereafter during the continuance of any such Event of Default, may give written notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease and/or
Tenant's right to possession of the Demised Premises shall expire and terminate on the date specified in such notice, and upon the date specified in such notice this Lease and the terms hereby demised, and all rights of Tenant under this
Lease, including all rights of renewal whether exercised or not, and/or Tenant's right to possession of the Demised
Premises shall expire and terminate, or in the alternative or in addition to the foregoing remedies, Landlord may assert and have the benefit of any other remedy allowed herein, at law, or in equity.  In no event shall the exercise of any remedy by Landlord under this Lease be deemed "a surrender of the premises" terminating Tenant's liability under the
Lease unless and until Landlord give Tenant express written notice stating that it has agreed to accept a surrender of the Demised Premises and Tenant's liability hereunder.

         Section 12.2  Surrender of Demised Premises.  Upon any expiration or termination of this Lease and/or Tenant's right to possession of the Demised Premises, Tenant shall quit and peaceably surrender the Demised Premises, and all portions thereof, to Landlord, and Landlord, upon or at any time thereafter, may, without further notice, enter upon and reenter the Demised Premises, and all portions thereof, and possess and repossess itself thereof, by summary proceeding, ejectment or otherwise by process of law, if applicable, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises, and all portions thereof, and may have, hold and enjoy the Demised
Premises and the right to receive all rental and other income of and from the same.

         Section 12.3  Reletting by Landlord.  At any time, or from time to time after any such expiration or termination, Landlord may relet the Demised Premises, or any portion thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions (which may include concessions or free rent) as Landlord, in its sole discretion, may determine and may collect and receive the rents therefor.  Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon any such reletting.

         Section 12.4  Survival of Tenant's Obligations.  No such expiration or termination of this Lease shall relieve
Tenant of its liabilities and obligations under this Lease (as if this Lease had not been so terminated or expired), and such liabilities and obligations shall survive any such expiration or termination.  In the event of any such expiration or termination, whether or not the Demised Premises, or any portion thereof, shall have been relet, Tenant shall pay to
Landlord a sum equal to the Basic Rent and the Additional Rent and any other charges required to be paid by Tenant, up to the time of such expiration or termination of this Lease, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default:

         (a)      the equivalent of the amount of the Basic Rent and Additional Rent payable under this Lease by Tenant, less

         (b)      the net proceeds of any reletting effected pursuant to the provisions of Section 12.3 hereof after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, customary alteration costs, and expenses of preparation of the Demised Premises, or any portion thereof, for such reletting.

         Tenant shall pay such current damages in the amount determined in accordance with the terms of this
Section 12.4, as set forth in a written statement thereof from Landlord to Tenant (hereinafter called the "Deficiency"), to Landlord in monthly installments on the days on which the Basic Rent is payable under this Lease (or would have been payable under this Lease if this Lease were still in effect), and Landlord shall be entitled to recover from Tenant each monthly installment of the Deficiency as the same shall arise.

         Section 12.5  Damages.  At any time after an Event of Default and termination of this Lease, whether or not
Landlord shall have collected any monthly Deficiency as set forth in Section 12.4, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Basic Rent and Additional Rent and any other charges to be paid by Tenant hereunder for the unexpired portion of the Term (assuming this Lease had not been so terminated), and the then present worth of the then aggregate fair and reasonable fair market rent of the Demised
Premises for the same period.  In the computation of present worth, a discount at the rate of 6% per annum shall be employed.  Nothing herein contained or contained in Section 12.4 shall limit or prejudice the right of Landlord to prove for and obtain, as damages by reason of such expiration or termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

         Section 12.6  No Waiver.  No failure by Landlord or by Tenant to insist upon the performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent from Tenant or any third party during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease.  None of the terms of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord and/or by Tenant, as the case may be.  No waiver of any breach shall affect or alter this Lease, but each of the terms of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach of this Lease.  No waiver of any default of Tenant herein shall be implied from any omission by Landlord to take any action on account of such default, if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.  One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

         Section 12.7  Landlord's Remedies.  In the event of any breach or threatened breach by Tenant of any of the terms contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though entry, reentry, summary proceedings and other remedies were not provided for in this Lease.  Each remedy or right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this
Lease, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or the beginning of the exercise by Landlord of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies. Nothing contained in this Article XII shall operate to exempt Landlord from its obligation at law to mitigate its damages.

         Section 12.8  Bankruptcy.  To the extent allowed by law, the occurrence of any one or more of the following shall also be deemed an Event of Default under this Lease:

         (a)      Tenant's filing of a petition under any chapter of the United States Bankruptcy Code (the "Bankruptcy
                  Code"), or under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted, or Tenant's making a general assignment or general arrangement for the benefit of creditors;

         (b)      the filing of an involuntary petition under any chapter of the Bankruptcy Code, or under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted, or the filing of a petition for adjudication of bankruptcy or for reorganization or rearrangement, by or against Tenant and such filing not being dismissed within sixty (60) days;

         (c)      the entry of an order for relief under any chapter of the Bankruptcy Code, or under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted;

         (d)      the appointment of a "custodian," as such term is defined in the Bankruptcy Code (or of an equivalent thereto under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted), for Tenant, or the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets (or Tenant's assets located at the Demised Premises) or of Tenant's interest in this Lease; or

         (e)      the subjection of all or substantially all of Tenant's assets located at the Demised Premises or of
                  Tenant's interest in this Lease to attachment, execution or other judicial seizure.

         If a court of competent jurisdiction determines that any act described in this Section 12.8 does not constitute an Event of Default, and the court appoints a trustee to take possession of the Demised Premises (or if Tenant remains a debtor in possession of the Demised Premises) and such trustee or Tenant transfers, subleases or assigns Tenant's interest hereunder, then Landlord is entitled to receive the same amount of Rent as Landlord would be entitled to receive if such a transfer, sublease or assignment had occurred pursuant to Article XV hereof.

         Nothing contained herein shall limit or prejudice Landlord's right to prove and obtain as damages the maximum amount allowed by law which may govern the proceedings in which such damages are to be proved.

         Section 12.9  Waiver by Tenant.  Tenant hereby expressly waives, so far as permitted by law, any and all right of redemption or reentry or repossession or to revive the validity and existence of this Lease in the event that Tenant shall be dispossessed by a judgment or by order of any court having jurisdiction over the Demised Premises or the interpretation of this Lease or in case of entry, reentry or repossession by Landlord or in case of any expiration or termination of this Lease.

                                                       ARTICLE XIII
                                               DESTRUCTION AND RESTORATION

         Section 13.1  Destruction and Restoration.  Subject to Tenant's termination right set forth in Section 13.5 below, Tenant covenants and agrees that in case of damage to or destruction of the Improvements after the Final
Commencement Date, by fire or otherwise, Tenant, at its sole cost and expense, shall promptly restore, repair, replace and rebuild the same as nearly as possible to the condition that the same were in immediately prior to such damage or destruction with such changes or alterations (made in conformity with Article XIX hereof) as may be reasonably acceptable to Landlord or required by law.  Tenant shall forthwith give Landlord written notice of such damage or destruction upon the occurrence thereof and specify in such notice, in reasonable detail, the extent thereof.  Such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of the Demised Premises, or any portion thereof, pending completion thereof are sometimes hereinafter referred to as the "Restoration."  The Restoration shall be carried on and completed in accordance with the provisions and conditions of Section 13.2 and Article XIX hereof.  If the net amount of the insurance proceeds (after deduction of all costs, expenses and fees related to recovery of the insurance proceeds) recovered is reasonably deemed insufficient by Landlord to complete the Restoration of such Improvements (exclusive of Tenant's personal property and trade fixtures which shall be restored, repaired or rebuilt out of Tenant's separate funds), Tenant shall, upon request of Landlord, deposit into the Restoration Account (as hereinafter defined), to be held in trust to be used in accordance with the provisions of this Article XIII, a cash deposit equal to the reasonable estimate of the amount necessary to complete the
Restoration of such Improvements less the amount of such insurance proceeds available.

         Section 13.2  Application of Insurance Proceeds.  All insurance moneys recovered on account of such damage or destruction, and any additional cash deposits required of Tenant under this Article XIII, shall be held by Landlord,
Tenant and/or any Mortgagee as co-trustees and deposited in an account with the title company ("Title Company")
currently issuing title insurance on the Demised Premises (the "Restoration Account").  All insurance monies less the costs, if any, of recovery of such insurance proceeds, plus any amounts deposited by Tenant, shall be applied to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses upon the written request of Tenant, accompanied by a certificate of the architect or a qualified professional engineer in charge of the Restoration stating that as of the date of such certificate (a) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects, or persons, firms or corporations furnishing or supplying work, labor, services or materials for such Restoration, and when added to all sums previously paid out of the Restoration Account does not exceed the value of the Restoration performed to the date of such certificate by all of said parties; (b) except for the amount, if any, stated in such certificates to be due for work, labor, services or materials, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for work, labor, services or materials performed, furnished or supplied in connection with such Restoration, which, if unpaid, might become the basis of a mechanic's lien or similar lien with respect to the Restoration or a lien upon the Demised Premises, or any portion thereof; and (c) the costs, as estimated by the person signing such certificate, of the completion of the Restoration required to be done subsequent to the date of such certificate in order to complete the Restoration do not exceed the sum of the remaining moneys in the Restoration Account.

                  Tenant shall furnish Landlord at the time of any such payment with evidence reasonably satisfactory to
Landlord that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied in connection with such Restoration.  No disbursements will be made out of the Restoration Account where Tenant fails to supply satisfactory evidence of the payment of work, labor, services or materials performed, furnished or supplied, as aforesaid.  If the moneys in the Restoration Account shall be insufficient to pay the entire costs of the
Restoration, Tenant agrees to deposit any deficiency promptly upon demand.  Upon completion of the Restoration and payment in full for all work, labor, services and materials performed, furnished or supplied in connection with such
Restoration, all moneys then remaining in the Restoration Account shall be paid to Tenant upon submission of proof reasonably satisfactory to Landlord that the Restoration has been paid for in full and the damaged or destroyed
Improvements repaired, restored or rebuilt as nearly as possible to the condition they were in immediately prior to such damage or destruction, or with such changes or alterations as may be made in conformity with Section 13.1 and Article
XIX hereof.

         Section 13.3  Continuance of Tenant's Obligations.  Except as provided for in Section 13.5, no destruction of or damage to the Demised Premises, or any portion thereof, by fire, casualty or otherwise shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay  to  Landlord the Basic Rent and Additional Rent
payable under this Lease or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon Tenant by present or future law or otherwise to quit or surrender this Lease or the Demised
Premises, or any portion thereof, to Landlord or to any suspension, diminution, abatement or reduction of rent on account of any such damage or destruction.

         Section 13.4  Completion of Restoration.  The foregoing provisions of this Article XIII apply only to damage or destruction of the Improvements by fire, casualty or other cause occurring after the Final Commencement Date.  Any such damage or destruction occurring prior to such time shall be restored, repaired, replaced and rebuilt by Landlord and during such period of construction Landlord shall obtain and maintain the builder's risk insurance coverage referred to in Section 6.1 hereof.  All moneys received by Landlord under its builder's risk insurance coverage shall be applied by
Landlord to complete the Restoration of such damage or destruction and if such insurance proceeds are insufficient
Landlord shall provide all additional funds necessary to complete the Restoration of the Improvements.

         Section 13.5  Termination of Lease.    Notwithstanding any provision to the contrary set forth in this
Article XIII, if, during the last twenty-four (24) months of the Term of this Lease, fifty percent (50%) or more of the floor area of the Building shall be destroyed or damaged by fire or otherwise such that the same is not usable by Tenant for its normal business operations, then, provided all the conditions to termination have been satisfied hereunder,
Tenant shall have the option, within thirty (30) days after the happening of such destruction or damage, to terminate this Lease and surrender the Demised Premises to Landlord by a notice, in writing, addressed to Landlord, specifying such election accompanied by Tenant's payment of the balance of the Basic Rent and Additional Rent and other charges hereafter specified in this Section 13.5.  Upon the giving of such notice and the payment of such amounts, the Term shall cease and come to an end on a day to be specified in Tenant's notice, which date shall not be more than thirty
(30) days after the date of delivery of such notice by Tenant to Landlord.  Tenant shall accompany such notice with its payment of all Basic Rent and Additional Rent and other charges payable by Tenant hereunder, justly apportioned to the date of such termination.  Notwithstanding the foregoing, Tenant's right to terminate the Lease hereunder shall be conditioned upon Landlord receiving rental interruption insurance proceeds in an amount sufficient to cover the Rent for the period from the date of proposed termination to the scheduled date of the original expiration of the Term, absent this early termination right.  If Landlord does not receive such proceeds, this Lease shall not be terminated and Tenant shall remain liable for the performance of all its obligations hereunder, including, without limitation, the payment of
all Rent until such scheduled expiration date.   If all conditions hereunder for termination are satisfied and the Lease so terminates, Landlord shall be entitled to the proceeds of all insurance required to be carried by Tenant hereunder
(plus Tenant shall pay to Landlord the amount of any deductible on such policy) and Tenant shall execute all documents reasonably requested by Landlord to allow such proceeds to be paid to Landlord.  At least sixty (60) days prior to the expiration of the thirteenth year of the Initial Term of this Lease, and for the balance of the Term, Tenant agrees to carry rental income/interruption insurance in amounts and for the periods required to cover the obligations to pay Rent to Landlord under this Section 13.5 in the event of a casualty and termination hereunder.  If Tenant is unable to obtain such insurance, but the same is obtainable by Landlord, Tenant shall so notify Landlord and Landlord will obtain the policy and Tenant will reimburse Landlord for all premiums.  If Landlord is also unable to obtain the insurance, Tenant shall not have the right to terminate the Lease hereunder.  Any insurance so obtained by Tenant or Landlord hereunder must be reasonably satisfactory in form and content to the Mortgagee.

                                                       ARTICLE XIV
                                                       CONDEMNATION

         Section 14.1  Condemnation of Entire Demised Premises.  If, during the Term, the entire Demised Premises shall be taken as the result of the exercise of the power of eminent domain (hereinafter referred to as the "Proceedings"), this Lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant to such Proceedings and Landlord shall be entitled to and shall receive the total award made in such
Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to
Landlord and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this
Lease.

         In any taking of the Demised Premises, or any portion thereof, whether or not this Lease is terminated as in this Article provided, Tenant shall not be entitled to any portion of the award for the taking of the Demised Premises or damage to the Improvements, except as otherwise provided for in Section l4.3 with respect to the restoration of the
Improvements, or for the estate or interest of Tenant therein, all such award, damages, consequential damages and compensation being hereby assigned to Landlord, and Tenant hereby waives any right it now has or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease, except that Tenant shall have, nevertheless, the limited right to prove in the
Proceedings and to receive any award which may be made for damages to or condemnation of Tenant's movable trade fixtures and equipment, and for Tenant's relocation costs in connection therewith.

         Section 14.2  Partial Condemnation/Termination of Lease.  If, during the Term, less than the entire Demised
Premises, but more than 10% of the floor area of the Building, or more than 25% of the square footage of the Land, shall be taken in any such Proceedings, this Lease shall, upon vesting of title in the Proceedings, terminate as to the portion of the Demised Premises so taken, and Tenant may, at its option, terminate this Lease as to the remainder of the
Demised Premises.  Tenant shall not have the right to terminate this Lease pursuant to the preceding sentence unless (a)
in the reasonable business judgment of Tenant, the business of Tenant conducted in the portion of the Demised Premises taken cannot be carried on with substantially the same utility and efficiency in the remainder of the Demised Premises
(or any substitute space securable by Tenant pursuant to clause [b] hereof) and (b) Tenant cannot construct or secure substantially similar space to the space so taken, on the Demised Premises.  Such termination as to the remainder of the
Demised Premises shall be effected by notice in writing given not more than sixty (60) days after the date of vesting of title in such Proceedings, and shall specify a date not more than sixty (60) days after the giving of such notice as the date for such termination.  Upon the date specified in such notice, the Term, and all right, title and interest of
Tenant hereunder, shall cease and come to an end.  If this Lease is terminated as in this Section 14.2 provided,
Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right
Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the
Demised Premises, or any portion thereof, or its interest in this Lease except as otherwise provided in Section 14.1.
The right of Tenant to terminate this Lease, as in this Section 14.2 provided, shall be exercisable only upon condition that Tenant is not then in default in the performance of any of the terms, covenants or conditions of this Lease on its part to be performed, and such termination upon Tenant's part shall become effective only upon compliance by Tenant with all such terms, covenants and conditions to the date of such termination. In the event that Tenant elects not to terminate this Lease as to the remainder of the Demised Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of Section 14.3 hereof.

         Section 14.3  Partial Condemnation/Continuation of Lease.  If 10%, or less, of the floor area of the Building, or 25%, or less, of the square footage of the Land, shall be taken in such Proceedings, or if more than 10% of the floor area of the Building or more than 25% of the square footage of the Land is taken (but less than the entire Demised
Premises), and this Lease is not terminated as in Section 14.2 hereof provided, this Lease shall, upon vesting of title in the Proceedings, terminate as to the parts so taken, and Tenant shall have no claim or interest in the award, damages, consequential damages and compensation, or any part thereof except as otherwise provided in Section 14.1.
Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right
Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the
Demised Premises, or any portion thereof, or its interest in this Lease except as otherwise provided in Section 14.1.
The net amount of the award (after deduction of all costs and expenses, including attorneys' fees), shall be held by
Landlord , Tenant and/or any Mortgagee in trust, to be used in accordance with the provisions of this Article XIV and deposited into an account with the Title Company (the "Condemnation Account").  Tenant, in such case, covenants and agrees, at Tenant's sole cost and expense (subject to any reimbursement to the extent hereinafter provided), promptly to restore that portion of the Improvements on the Demised Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant as in this Lease provided.  In the event that the net amount of the award
(after deduction of all costs and expenses, including attorney's fees) that may be received by Landlord in any such
Proceedings for physical damage to the Improvements as a result of such taking is insufficient to pay all costs of such restoration work, Tenant shall deposit into the Condemnation Account such additional sum as may be required upon the written request of Landlord.  The provisions and conditions in Article XIX applicable to changes and alterations shall apply to Tenant's obligations to restore that portion of the Improvements to a complete architectural and mechanical unit.  Landlord and Tenant agree in connection with such restoration work to apply so much of the net amount of any award (after deduction of all costs and expenses, including attorney's fees) that may be received by Landlord in any such Proceedings for physical damage to the Improvements as a result of such taking to the costs of such restoration work thereof and the said net award for physical damage to the Improvements as a result of such taking shall be paid out from time to time to Tenant, or on behalf of Tenant, as such restoration work progresses upon the written request of
Tenant, which shall be accompanied by a certificate of the architect or the registered professional engineer in charge of the restoration work stating that (a) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects or other persons, firms or corporations furnishing or supplying work, labor, services or materials for such restoration work, and when added to all sums previously paid out of the
Condemnation Account does not exceed the value of the restoration work performed to the date of such certificate;
(b) except for the amount, if any, stated in such certificates to be due for work, labor, services or materials, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for work, labor, services or materials performed, furnished or supplied in connection with such restoration, which, if unpaid, might become the basis of a mechanics lien or similar lien with respect to the restoration, or a lien upon the Demised
Premises, or any portion thereof; and (c) the net amount of any such award for physical damage to the Improvements as a result of such taking remaining in the Condemnation Account, will be sufficient upon the completion of such restoration work to pay for the same in full.  If payment of the award for physical damage to the Improvements as a result of such taking, as aforesaid, shall not be received by Landlord in time to permit payments as the restoration work progresses
(except in the event of an appeal of the award by Landlord), Tenant may, at its election, nevertheless perform and fully pay for such work without delay (except such delays as are referred to in Article XIX hereof), and payment of the amount to which Tenant may be entitled shall thereafter be made by Landlord out of the net award for physical damage to the
Improvements as a result of such taking as and when payment of such award is received by Landlord.  If Landlord appeals an award and payment of the award is delayed pending appeal Tenant may, at its election, nevertheless perform and fully pay for such work without delay (except such delays as are referred to in Article XIX hereof), and payment of the amount to which Tenant would have been entitled had Landlord not appealed the award (in an amount not to exceed the net award prior to such appeal) shall be made by Landlord to Tenant as restoration progresses pursuant to this Section 14.3, in which event, Landlord shall be entitled to retain an amount equal to the sum disbursed to Tenant pursuant to the preceding sentence out of the net award as and when payment of such award is received by Landlord.  Tenant shall also furnish Landlord and any Mortgagee with each certificate hereinabove referred to, together with evidence reasonably satisfactory to Landlord and Mortgagee that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied, or claimed to have been performed, furnished or supplied, in connection with such restoration work, and that no liens have been filed against the Demised Premises, or any portion thereof.  Funds shall not be required to be paid out of the Condemnation Account when there are unpaid bills for work, labor, services or materials performed, furnished or supplied in connection with such restoration work, or where a lien for work, labor, services or materials performed, furnished or supplied has been placed against the Demised Premises, or any portion thereof.  Upon completion of the restoration work and payment in full therefor by Tenant, and upon submission of proof reasonably satisfactory to Landlord and Mortgagee that the restoration work has been paid for in full and that the
Improvements have been restored or rebuilt to a complete architectural and mechanical unit for the use and occupancy of
Tenant as provided in this Lease, any remaining funds in the Condemnation Account shall be paid to Tenant to the extent of any separate Tenant funds Tenant was required to furnish as set forth above, and otherwise to Landlord.  From and after the date of delivery of possession to the condemning authority pursuant to the Proceedings, the Basic Rent shall be adjusted in accordance with Section 14.5 hereof.

         Section 14.4  Continuance of Obligations.  In the event of any termination of this Lease, or any part thereof, as a result of any such Proceedings, Tenant shall pay to Landlord all Basic Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Demised Premises so taken in such Proceedings with respect to which this Lease shall have terminated justly apportioned to the date of such termination.  From and after the date of vesting of title in such Proceedings, Tenant shall continue to pay the Basic Rent and Additional Rent and other charges payable hereunder, as in this Lease provided, to be paid by Tenant, as adjusted in accordance with Section 14.5.

         Section 14.5  Adjustment of Rent.  In the event of a partial taking of the Demised Premises under Section 14.3 hereof, or a partial taking of the Demised Premises under Section 14.2 hereof, followed by Tenant's election not to terminate this Lease, the fixed Basic Rent payable hereunder during the period from and after the date of vesting of title in such Proceedings to the termination of this Lease shall be reduced to a sum equal to the product of the Basic
Rent provided for herein multiplied by a fraction, the numerator of which is the value of the Demised Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the value of the Demised Premises prior to such taking.  Within thirty (30) days following the completion of any required restoration of the Demised Premises hereunder, Landlord and Tenant shall meet and in good faith attempt to determine the impact, if any, on the Basic Rent hereunder.  In the event that Landlord and Tenant are unable to agree upon the impact to the Basic Rent hereunder within such 30-day period, such determination shall be made by arbitration in the manner set forth below.

         In each case where it shall become necessary to resort to arbitration, and the subject of the arbitration is to determine the impact, if any, upon the Basic Rent hereunder, all arbitrators appointed by or on behalf of either party or appointed pursuant to the provisions hereof shall be MAI members of the American Institute of Real Estate Appraisers with not less than ten (10) years of experience in the appraisal of improved commercial and industrial real estate in the Milwaukee metropolitan area and be devoting substantially all of their time to professional appraisal work at the time of appointment and be in all respects impartial and disinterested.

         If the parties fail to agree on the impact to the Basic Rent within the thirty (30) day period provided above,
Tenant shall within ten (10) days thereafter, give written notice to Landlord, specifying in such notice the name, address and professional qualifications of the person designated to act as arbitrator on its behalf.  Within ten (10)
days after service of such notice, the Landlord shall give written notice to Tenant specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf.  The two (2) arbitrators so selected shall, within ten (10) days thereafter, select a third arbitrator.  The decision of the arbitrators so chosen shall be given within a period of fifteen (15) days after the appointment of such third arbitrator.  Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party and the fees and expenses of the third arbitrator shall be borne equally by both parties.  If any party fails to appoint its arbitrator within the time above specified, or if the two (2) arbitrators so selected cannot agree on the selection of the third arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such arbitrator, by application to any Judge of the District Court of the County of Waukesha, State of Wisconsin, upon seven (7) days prior written notice to the other party of such intent.  Upon an established date at an established time, all three (3)
arbitrators shall simultaneously submit their determinations, such determinations to be submitted in sealed envelopes and to be opened jointly by Landlord and Tenant.  The impact upon the Basic Rent shall be determined by averaging the two (2) arbitrators' Basic Rent determinations which are closest in amount to each other (or if one appraisal is less than one of the other appraisals and more than the other appraisal by the same amount, all three appraisals shall be averaged).

                                                        ARTICLE XV
                                               ASSIGNMENT, SUBLETTING, ETC.

         Section 15.1  Restriction on Transfer.  Except as hereinafter set forth in this Article XV, Tenant shall not sublet the Demised Premises, or any portion thereof, nor assign, mortgage, pledge, transfer or otherwise encumber or dispose of this Lease, or any interest therein, or, except as expressly permitted in Section 10.3, in any manner assign, mortgage, pledge, transfer or otherwise encumber or dispose of its interest or estate in the Demised Premises, or any portion thereof, without obtaining Landlord's prior written consent in each and every instance, which consent shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing restriction, Tenant may, without obtaining
Landlord's consent, sublet all or any portion of the Demised Premises, or assign Tenant's interest in this Lease, provided all of the following conditions are complied with:

         (a)      Any assignment of this Lease shall transfer to the assignee all of Tenant's right, title and interest in this Lease and all of Tenant's estate or interest in the Demised Premises.

         (b)      At the time of any assignment or subletting, this Lease must be in full force and effect and no Event of Default (as that term is defined in Section 12.1) shall have occurred and be continuing thereunder on the part of Tenant.

         (c)      Except in the case of statutory merger or other similar transaction in which the assignee assumes, by operation of law, all of Tenant's obligations under this Lease, any such assignee shall assume, by written, recordable instrument, all of Tenant's obligations under this Lease arising from and after the effective date of such assignment, and such assumption agreement shall state that the same is made by the assignee for the express benefit of Landlord as a third party beneficiary thereof.  Upon request, Tenant will provide to Landlord a copy of the assignment and assumption agreement, fully executed and acknowledged by assignee, together with a certified copy of a properly executed resolution authorizing the execution and delivery of such assumption agreement.

         (d)      In the case of a subletting, a copy of any sublease fully executed and acknowledged by Tenant and the sublessee shall be mailed to Landlord ten (10) days prior to the effective date of such subletting.

         (e)      Such assignment or subletting shall be subject to all the provisions, terms, covenants and conditions of this Lease, and Tenant (and the guarantor or guarantors of this Lease, if any) and the assignee(s)
                  shall continue to be and remain fully liable under this Lease, as it may be amended from time to time without notice to any assignor of Tenant's interest or to any guarantor.

         (f)      Each sublease permitted under this Section 15.1 shall contain provisions to the effect that (i) such sublease is subject and subordinate to all of the terms, covenants and conditions of this Lease and to all of the rights of Landlord thereunder; and (ii) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlord's option, attorn to Landlord and waive any rights the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease.

         (g)      Tenant shall give Landlord at least sixty (60) days prior written notice of any proposed assignment or subletting, providing in detail the name and proposed use of the assignee or subtenant, and the economic terms of such assignment or subletting.

         (h)      All of the other applicable provisions of this Article XV are complied with.

         Section 15.2  Restriction From Further Assignment and Sublease.  Notwithstanding anything contained in this
Lease to the contrary and notwithstanding any consent by Landlord to any sublease of the Demised Premises, or any portion thereof, or to any assignment of this Lease or of Tenant's interest or estate in the Demised Premises, each sublessee of the Demised Premises, or any portion thereof, and each assignee of this Lease or of Tenant's interest or estate in the Demised Premises, or any portion thereof, shall be bound by, shall comply with, and shall be entitled to the benefits of, as applicable, all of the provisions of this Article XV.  No assignment or subleasing under this
Article XV shall relieve Tenant or any guarantor from any of Tenant's or guarantor's obligations under this Lease.

         Section 15.3  Landlord's Termination Rights.  Should Tenant desire to assign this Lease, or its interest or estate in the Demised Premises, or sublet more than seventy-five (75%) percent of the square footage of the Demised
Premises (calculated by aggregating all subleases within the Demised Premises) it shall give written notice of its intention to do so to Landlord sixty (60) days or more before the effective date of such proposed assignment or subletting and Landlord may, at any time within thirty (30) days after the receipt of such notice from Tenant, cancel this Lease by giving Tenant written notice of its intention to do so, in which event such cancellation shall become effective upon the date specified by Landlord, but not less than thirty (30) days nor more than ninety (90) days after its receipt by Tenant, with the same force and effect as if said cancellation date were the date set forth as the expiration date of the Term.  Landlord may enter into a direct lease with the proposed sublessee(s) or assignee or with any other persons as Landlord may desire without obligation or liability to Tenant, its assignees, sublessees or their respective successors, assigns, agents or brokers.

         Section 15.4  Tenant's Failure to Comply.  Tenant's failure to comply with all of the provisions and conditions of this Article XV shall, at Landlord's option, render any purported assignment, subletting or transfer null and void and of no force and effect.

         Section 15.5  Sharing of Excess Rent.  Tenant shall pay to Landlord (in addition to Rent and all other amounts payable by Tenant under this Lease) fifty percent (50%) of the rents and other considerations payable by any assignee or subtenant in excess of the Rent otherwise payable by Tenant (calculated on a per square foot basis and net of reasonable commissions, attorneys fees, marketing costs and other similar costs and expenses Tenant incurs in connection with such assignment or sublease) from time to time under this Lease.  For the purposes of this computation, the additional amount payable by Tenant shall be determined by application of the Rent calculated on a per square foot basis for the Demised
Premises or any portion thereof sublet.  Said additional amount shall be paid to Landlord immediately upon receipt by
Tenant of such Rent or other considerations from the assignee or subtenant.

         Section 15.6 Article XV Not Applicable to Certain Excluded Transactions.  Notwithstanding any provision to the contrary set forth in this Article XV or elsewhere in this Lease, the terms and provisions of Sections 15.1 and 15.3 through 15.5 above shall not apply to the transactions listed below, and Tenant shall have no obligation to comply with such terms and provisions contained in Sections 15.1 and 15.3 through 15.5 with respect to such transactions (the
"Excluded Transactions"), provided that, with respect to each such Excluded Transaction:  (x) Tenant gives Landlord at least twenty (20) days prior written notice of such Excluded Transaction and promptly following request by Landlord (but subject at all times to applicable confidentiality requirements imposed upon Tenant) provides to Landlord any documents or information reasonably requested by Landlord regarding such Excluded Transaction; and (y) Tenant shall, at all times after consummation of such Excluded Transaction, remain fully liable to Landlord for the payment of Basic Rent and
Additional Rent due and to become due hereunder, together with the performance of all other obligations of Tenant hereunder, throughout the Term hereof:

         (a)      A transfer of any or all of the shares of stock of Tenant, whether by sale, assignment, operation of law, including, without limitation, any merger or consolidation, or otherwise.

         (b)      An assignment of this Lease and of Tenant's right, title and interest hereunder, and of all of
                  Tenant's estate or interest in the Demised Premises, to a transferee of all or substantially all of the assets of Tenant who assumes all of Tenant's obligations under the Lease arising from and after the effective date of such assignment;

         (c)      An assignment of this Lease and of Tenant's right, title and interest hereunder, and of all of
                  Tenant's estate or interest in the Demised Premises, to a transferee which is the resulting entity of a merger or consolidation of Tenant with another entity, which resulting entity assumes all of Tenant's obligations under the Lease arising from and after the effective date of such assignment; and

         (d)      An assignment of this Lease and of Tenant's right, title and interest hereunder, and of all of
                  Tenant's estate or interest in the Demised Premises, or subletting of all or a portion of the Demised
                  Premises, to an affiliate of Tenant (i.e., an entity which is controlled by, controls, or is under common control with, Tenant) who assumes all of Tenant's obligations under the Lease arising from and after the effective date of such assignment.

"Control," as used in this Section 15.6, shall mean the ownership, directly or indirectly, of at least fifty-one percent
(51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.


                                                       ARTICLE XVI
                                              SUBORDINATION, NONDISTURBANCE,
                                            NOTICE TO MORTGAGEE AND ATTORNMENT

         Section 16.1  Subordination by Tenant.  This Lease and all rights of Tenant therein, and all interest or estate of Tenant in the Demised Premises, or any portion thereof, shall be subject and subordinate to the lien of any mortgage, leasehold mortgage, security instrument or other document of like nature ("Mortgage"), in favor of any lender of
Landlord (a "Mortgagee"), which at any time may be placed upon the Demised Premises, or any portion thereof or any interest therein, by Landlord, and to any replacements,  renewals, amendments, modifications, extensions or refinancing thereof, and to each and every advance made under any Mortgage.  Tenant agrees at any time hereafter, and from time to time on demand of Landlord, to execute and deliver to Landlord the Subordination, Nondisturbance and Attornment
Agreement attached hereto as Exhibit E, or such other form of subordination, nondisturbance and attornment agreement as may reasonably be requested by any Mortgagee (provided, however, that such subordination, nondisturbance and attornment agreement may not, in any event, alter the Rent, Term or any other material rights, benefits or obligations of or accruing to Tenant hereunder) ("SNDA"), and any other instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease to the lien of any such Mortgage.  It is agreed, nevertheless, that so long as Tenant is not in default in the payment of Basic Rent and Additional Rent and the performance and observance of all covenants, conditions, provisions, terms and agreements to be performed and observed by Tenant under this Lease, that such SNDA or other instrument, release or document shall not interfere with, hinder or molest Tenant's right to quiet enjoyment under this Lease, nor the right of Tenant to continue to occupy the Demised
Premises, and all portions thereof, and to conduct its business thereon in accordance with the covenants, conditions, provisions, terms and agreements of this Lease.  The lien of any such Mortgage shall not cover Tenant's trade fixtures or other personal property located in or on the Demised Premises.  With respect to the documents listed as Permitted
Encumbrances #3 and #4 on Exhibit A attached hereto ( the "Existing Mortgage Documents"), Landlord agrees to either:
(i) have the Existing Mortgage Documents released and satisfied; or (ii) provide Tenant with an SNDA from the Mortgagee referenced in the Existing Mortgage Documents, in either case, within sixty (60) days following the date of this Lease.

         Section 16.2  Landlord's Default.  In the event of any act or omission of Landlord constituting a default by
Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord and any Mortgagee prior written notice of such act or omission and until a 30-day period of time to allow Landlord or the Mortgagee to remedy such act or omission shall have elapsed following the giving of such notice; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such 30-day period, the Landlord and/or Mortgagee shall be allowed such further period of time as may be reasonably necessary (including the time any Mortgagee may need to obtain actual or constructive possession of the Demised Premises, if necessary) to effect such cure provided that it shall have commenced remedying the same with due diligence and in good faith within said 30-day period. In the event Landlord's act or omission which constitutes a Landlord's default hereunder results in an immediate threat of (a) bodily harm to Tenant's employees, agents or invitees, or (b) damage to Tenant's property, Tenant may proceed to cure the default without prior notice to Landlord and any Mortgagee; provided, however, in that event Tenant shall give written notice to Landlord and any Mortgagee as soon as possible after commencement of such cure.  Nothing herein contained shall be construed or interpreted as requiring any Mortgagee to remedy such act or omission.

         Section 16.3  Attornment.  If any Mortgagee shall succeed to the rights of Landlord under this Lease or to ownership of the Demised Premises, whether through possession or foreclosure or the delivery of a deed to the Demised
Premises, then, upon the written request of such Mortgagee so succeeding to Landlord's rights hereunder, Tenant shall attorn to and recognize such Mortgagee as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such Mortgagee may reasonably request to evidence such attornment (whether before or after making of the
Mortgage).  In the event of any other transfer of Landlord's interest hereunder, upon the written request of the transferee and Landlord, Tenant shall attorn to and recognize such transferee as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such transferee and Landlord may reasonably request to evidence such attornment.

         Section 16.4  Mortgagee Requested Changes.  Landlord and Tenant agree to make such modifications to this Lease that are requested by any Mortgagee to more fully document the agreements set forth herein or to satisfy the requirements of Mortgagee, provided such requested modifications are customary within the commercial real estate lending industry for projects comparable in size and nature to the Project; provided, however, that no such modifications shall alter the Rent, Term or any other material rights, benefits or obligations of or accruing to either Landlord or Tenant under this Lease.  Tenant agrees to reasonably and in good faith cooperate with Landlord in satisfying any requirements of a Mortgagee.

                                                       ARTICLE XVII
                                                          SIGNS

         Section 17.1  Tenant's Signs.  Tenant may erect signs on the interior of the Building or on the landscaped area adjacent to the Building, and may install on the exterior walls and/or doors of the Building or adjacent to the Building such informational and directional labels or markings as are consistent with Tenant's use of the Demised Premises, provided that such sign(s), label(s) and/or marking(s) (a) do not cause any structural damage or other damage to the
Building; (b) do not violate applicable governmental laws, ordinances, rules or regulations; (c) do not violate any existing restrictions affecting the Demised Premises; (d) are compatible with the architecture of the Building and the landscaped area adjacent thereto, and (e) are approved by Landlord, which approval shall not be unreasonably withheld.

                                                      ARTICLE XVIII
                                                    REPORTS BY TENANT

         Section 18.1  Annual Statements.  Upon request by Landlord at any time after 135 days after the end of the applicable fiscal year of Tenant, Tenant shall deliver to Landlord (within 15 days after receipt of written request) a copy of its audited financial statement, including the certification of its auditor, and similar financial statement of any guarantor of Tenant's obligations under this Lease.

                                                       ARTICLE XIX
                                                 CHANGES AND ALTERATIONS

         Section 19.1  Tenant's Changes and Alterations.  Tenant shall have the right at any time, and from time to time during the Term, to make such changes and alterations, structural or otherwise, to the Building, improvements and fixtures hereafter erected on the Demised Premises as Tenant shall deem necessary or desirable in connection with the requirements of its business, which such changes and alterations (other than changes or alterations of Tenant's movable trade fixtures and equipment) shall be made in all cases subject to the following conditions, which Tenant covenants to observe and perform:

         (a)      Permits.  No change or alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal, state and federal permits and authorizations of the various governmental bodies and departments having jurisdiction thereof, and
                  Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary, all at Tenant's sole cost and expense, provided such applications do not cause Landlord to become liable for any cost, fees or expenses.

         (b)      Compliance with Plans and Specifications.  Before commencement of any change, alteration, restoration or construction (hereinafter sometimes referred to as "Work") involving in the aggregate an estimated cost of more than One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) or which in any way alters the exterior of the Improvements or are structural in nature or in Landlord's reasonable judgment would materially alter the mechanical, life safety, or electrical systems of the
                  Improvements, Tenant shall (i) furnish Landlord with detailed plans and specifications of the proposed change or alteration; (ii) obtain Landlord's prior written consent, which consent shall not be unreasonably withheld (but such consent may be withheld if the change or alteration would, in the reasonable judgment of Landlord, impair the value or usefulness of the Land or Improvements, or any substantial part thereof to Landlord); (iii) obtain Landlord's prior written approval of a licensed architect or licensed professional engineer selected and paid for by Tenant, who shall supervise any such work (hereinafter referred to as "Alterations Architect or Engineer"); (iv) obtain Landlord's prior written approval of detailed plans and specifications prepared and approved in writing by said
                  Alterations Architect or Engineer, and of each amendment and change thereto; and (v) if the Work involves in the aggregate an estimated cost of more than One Million Five Hundred Thousand and no/100
                  Dollars ($1,500,000.00), and, at the time Tenant requests Landlord's consent to such Work, Tenant's net worth, determined according to generally accepted accounting principles consistently applied, is less than Fifty Million and no/100 Dollars ($50,000,000.00), furnish to Landlord a surety company performance bond issued by a surety company licensed to do business in the state in which the Demised
                  Premises are located and reasonably acceptable to Landlord in an amount equal to the estimated cost of such work guaranteeing the completion thereof within a reasonable time thereafter (1) free and clear of all mechanic's liens or other liens, encumbrances, security interests and charges, and (2) in accordance with the plans and specifications approved by Landlord.

         (c)      Value Maintained.  Any change or alteration shall, when completed, be of such character as not to reduce the value or utility of the Demised Premises or the Building to which such change or alteration is made below its value or utility to Landlord immediately before such change or alteration, nor shall such change or alteration reduce the area or cubic content of the Building, nor change the character of the Demised Premises or the Building as to use without Landlord's express written consent.

         (d)      Compliance with Laws.  All Work done in connection with any change or alteration shall be done promptly and in a good and workmanlike manner and in compliance with all building and zoning laws of the place in which the Demised Premises are situated, and with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are located, or any other body exercising similar functions.  The cost of any such change or alteration shall be paid in cash so that the Demised Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Demised Premises, or any portion thereof.  The Work of any change or alteration shall be prosecuted with reasonable dispatch, delays due to strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions or similar causes beyond the control of Tenant excepted.  Tenant shall obtain and maintain, at its sole cost and expense, during the performance of the Work, workers' compensation insurance covering all persons employed in connection with the Work and with respect to which death or injury claims could be asserted against Landlord or
                  Tenant or against the Demised Premises or any interest therein, together with commercial general liability insurance for the mutual benefit of Landlord and Tenant with limits of not less than Two
                  Million Dollars ($2,000,000.00) in the event of injury to one person, Five Million Dollars
                  ($5,000,000.00) in respect to any one accident or occurrence, and Five Hundred Thousand Dollars
                  ($500,000.00) for property damage, and the fire insurance with "extended coverage" endorsement required by Section 6.1 hereof shall be supplemented with "builder's risk" insurance on a completed value form or other comparable coverage on the Work.  All such insurance shall be in a company or companies authorized to do business in the state in which the Demised Premises are located and reasonably satisfactory to Landlord, and all such policies of insurance or certificates of insurance shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same, or with other evidence of payment of the premium satisfactory to Landlord.

         (e)      Property of Landlord.  All improvements and alterations (other than Tenant's furniture, trade fixtures and equipment used in the conduct of Tenant's business operations within the Building and installed by
                  Tenant in the Building, whether or not the same are affixed to any portion of the Building) made or installed by Tenant shall immediately, upon completion or installation thereof, become the property of
                  Landlord without payment therefor by Landlord, and shall be surrendered to Landlord on the expiration or earlier termination of the Term.

         (f)      Location of Improvements.  No change, alteration, restoration or new construction shall be in or connect the Improvements with any property, building or other improvement located outside the boundaries of the Land, nor shall the same obstruct or interfere with any existing easement.

         (g)      Removal of Improvements.  As a condition to granting approval for any changes or alterations, Landlord may require Tenant to agree that Landlord, by written notice to Tenant, given at or prior to the time of granting such approval, may require Tenant to remove any improvements, additions or installations installed by Tenant in the Demised Premises at Tenant's sole cost and expense, and repair and restore any damage caused by the installation and removal of such improvements, additions, or installations;
                  provided, however, the only improvements, additions or installations which Tenant shall remove shall be those specified in such notice.  All improvements, additions or installations installed by Tenant which did not require Landlord's prior approval shall be removed by Tenant as provided for in this
                  Section 19.1(g), unless Tenant has obtained a written waiver of such condition from Landlord.

         (h)      Copies of Contracts and Lien Waivers.  Prior to the commencement of any Work, Tenant shall provide
                  Landlord with a copy of the contracts entered into with each prime contractor and upon completion of any Work, mechanic's lien waiver agreements executed by each prime contractor and all of its subcontractors and suppliers.

                                                        ARTICLE XX
                                                 MISCELLANEOUS PROVISIONS

         Section 20.1  Entry by Landlord.  Tenant agrees to permit Landlord and authorized representatives of Landlord to enter upon the Demised Premises at all reasonable times during ordinary business hours for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body.  Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.
Landlord may, during the progress of any work, keep and store upon the Demised Premises all necessary materials, tools and equipment.  Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Demised Premises, or on account of bringing material, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

         Section 20.2  Exhibition of Demised Premises.  Landlord is hereby given the right during usual business hours at any time during the Term to enter upon the Demised Premises and to exhibit the same for the purpose of mortgaging or selling the same.  During the final year of the Term, Landlord shall be entitled to display on the Demised Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Demised Premises are for rent or sale and suitably identifying Landlord or its agent.  Tenant agrees that such signs shall remain unmolested upon the Demised Premises and that Landlord may exhibit the Demised Premises to prospective tenants during said period.

         Section 20.3  Indemnification

         (a)      By Tenant.  To the fullest extent allowed by law, Tenant shall at all times indemnify, defend and hold
                  Landlord and Landlord's shareholders, members, managers, employees and managing agent (the "Landlord
                  Parties") harmless against and from any and all claims, costs, liabilities, actions and damages
                  (including, without limitation, reasonable attorneys' fees and costs) by or on behalf of any person or entity, arising from Tenant's use or occupancy of the Demised Premises, or from any work or things whatsoever done in or about the Demised Premises by Tenant or its agents, servants, employees, contractors, licensees or invitees, and will further indemnify, defend and hold Landlord and the
                  Landlord Parties harmless against and from any and all claims arising during the Term, from any condition of the Demised Premises or any access drive, curb or sidewalk adjoining the Demised
                  Premises, or of any passageways or space therein or appurtenant thereto, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, its agents, servants, employees, contractors, invitees or licensees, or arising from any accident, injury, damage or event whatsoever occurring during the Term, in or about the Demised Premises, and from and against all reasonable costs, attorney's fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against
                  Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to defend such action or proceeding.  Tenant's obligations under this Section 20.3 shall be insured by contractual liability endorsement on Tenant's policies of insurance required under the provisions of Section 6.2 hereof.  Tenant's indemnity hereunder shall exclude claims covered by Landlord's indemnity set forth in Section 9.9(b).

         (b)      By Landlord.  To the fullest extent allowed by law, and subject to Tenant's waiver of claims as set forth in Section 6.4 above, Landlord shall at all times indemnify, defend and hold Tenant and Tenant's shareholders and employees (the "Tenant Parties") harmless against and from any and all claims, costs, liabilities, actions and damages (including, without limitation, reasonable attorneys' fees and costs)
                  by or on behalf of any person or entity arising from any work or things whatsoever done in or about the Demised Premises by Landlord or its agents, servants, employees or contractors and will further indemnify, defend and hold Tenant and the Tenant Parties harmless against and from any and all claims arising during the Term arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this
                  Lease, or arising from any act or negligence of Landlord, its agents, servants, employees, contractors or invitees and from and against all reasonable costs, attorney's fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, covenants to defend such action or proceeding.  Landlord's indemnity hereunder shall exclude claims covered by Tenant's indemnity set forth in Section 9.9(a).

         Section 20.4  Notices.  All notices, demands and requests which may be or are required to be given, demanded or requested by either party to the other shall be in writing.  All notices, demands and requests shall be sent by United
States registered or certified mail, postage prepaid or by an independent overnight courier service, addressed as follows:

         To Landlord:                       Pabst Farms-RDC, LLC
                                            W233 N2080 Ridgeview Parkway
                                            Waukesha, WI 53188
                                            Attention:  Peter Paul Bell

         With a copy to:                    Reinhart Boerner Van Deuren s.c.
                                            North Water Street
                                            P.O. Box 2965
                                            Milwaukee, Wisconsin 53202
                                            Attention:  Bruce T. Block

         To Tenant:                         (for mail delivery)
                                            Roundy's, Inc.
                                            Attention:  Legal Department (MS-2040)
                                            P.O. Box 473
                                            Milwaukee, Wisconsin 53201-0473

                  (for courier delivery)    Roundy, Inc.
                                            875 East Wisconsin Avenue (MS-2040)
                                            Milwaukee, WI 53202
                                            Attention:  Legal Department

         With a copy to:                    Whyte Hirschboeck Dudek S.C.
                                            555 East Wells Street, Suite 1900
                                            Milwaukee, Wisconsin 53202
                                            Attention:  Daniel W. Gentges

or at such other place as Landlord or Tenant may from time to time designate by written notice to the other.  Notices, demands and requests which shall be served upon Landlord by Tenant, or upon Tenant by Landlord, in the manner aforesaid, shall be deemed to be sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed or delivered to a courier.

         Section 20.5  Quiet Enjoyment.  Landlord covenants and agrees that Tenant, upon paying the Basic Rent and
Additional Rent, and upon observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Demised Premises (subject to the provisions of this Lease) during the Term without hindrance or molestation by Landlord or by any person or persons claiming under Landlord. Landlord represents and warrants to Tenant that as of the date of this Lease Landlord has full right and lawful authority to enter into and perform Landlord's obligations under this Lease for the full Term hereof and Landlord owns good and marketable title of a leasehold interest in and to the Land, subject to the Permitted
Encumbrances.  Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges that Landlord owns a leasehold interest in and to the Land, pursuant to a Ground Lease dated as of April 1, 2004, by and between Pabst
Farms Land Company I, LLC, as lessor, and Landlord, as lessee.

         Section 20.6  Landlord's Continuing Obligations.  The term "Landlord," as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Demised Premises, and in the event of any transfer or transfers or conveyance the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to
Tenant.  The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of
ownership.   Nothing herein contained shall be construed as relieving Landlord of its obligations under Article II of this Lease, or releasing Landlord from any obligation to complete the cure of any breach by Landlord during the period of its ownership of the Demised Premises.

         Section 20.7  Estoppel.  Landlord and Tenant shall, each without charge at any time and from time to time, within ten (10) days after written request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any Mortgagee, assignee of a Mortgagee, proposed Mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Demised Premises:

         (a)      that this Lease (and all guaranties, if any) is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications);

         (b)      the dates to which the Basic Rent or Additional Rent have been paid in advance;

         (c)      whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease (or of any guaranties) upon the part of Landlord or Tenant (or any guarantor), as the case may be, to be performed or complied with
                  (and, if so, specifying the same and the steps being taken to remedy the same); and

         (d)      such other statements or certificates as Landlord, Tenant or any Mortgagee or lender of Tenant may reasonably request.

         It is the intention of the parties hereto that any statement delivered pursuant to this Section 20.7 may be relied upon by any of such parties dealing with Landlord, Tenant or the Demised Premises.  If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or Mortgagee of the
Demised Premises or the Building, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated and is in full force and effect, except as otherwise represented by Landlord; (iii) that the current amounts of the Basic Rent are as represented by Landlord; (iv) that there have been no subleases or assignments of the Lease; (v) that not more than one month's Basic Rent or other charges have been paid in advance; and
(vi) that Landlord is not in default under the Lease.  In such event, Tenant shall be estopped from denying the truth of such facts.  If Landlord does not deliver such statement to Tenant within such ten (10) day period, Tenant, and any prospective affiliate of Tenant or encumbrancer of Tenant's leasehold interest in the Demised Premises or the Building, may conclusively presume and rely upon the following facts:  (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Tenant; (ii) that this Lease has not been cancelled or terminated and is in full force and effect, except as otherwise represented by Tenant; (iii) that the current amounts of the Basic Rent are as represented by Tenant; (iv) that there have been no subleases or assignments of the Lease except as otherwise represented by Tenant; (v) that not more than one month's Basic Rent or other charges have been paid in advance; and
(vi) that Tenant is not in default under the Lease.  In such event, Landlord shall be estopped from denying the truth of such facts.

         Section 20.8  Delivery of Corporate Documents.  Within ten (10) business days after the date of full execution of this Lease, Tenant shall, without charge to Landlord, provide to Landlord an opinion of Tenant's counsel that:  (i)
this Lease has been duly authorized by all necessary corporate action and is a valid and binding agreement enforceable in accordance with its terms; and (ii) as of the date of such opinion, Tenant is a duly organized and validly existing corporation under the laws of the state of its incorporation, is duly authorized to carry on its business, and is in good standing (or, alternatively, the status of which is current) under the laws of the State of Wisconsin, and has all necessary licenses and permits to carry on its business.  Such opinion shall include language providing that it may be relied upon by (A) any Mortgagee providing initial construction financing to Landlord for the Building and (B) any
Mortgagee thereafter providing any permanent financing to Landlord.

         Section 20.9  Memorandum of Lease.  Upon not less than ten (10) days prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum of Lease, in recordable form, setting forth the following:

         (a)      The date of this Lease;

         (b)      The parties to this Lease;

         (c)      The Term;

         (d)      The legal description of the Land; and

         (e)      Such other matters reasonably requested by Landlord to be stated therein.

         Section 20.10  Severability.  If any covenant, condition, provision, term or  agreement of this Lease shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease shall be valid and in force to the fullest extent permitted by law.  This Lease shall be construed and be enforceable in accordance with the laws of the state in which the Demised Premises are located.

         Section 20.11  Successors and Assigns.  The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant and its permitted successors and assigns.

         Section 20.12  Captions.  The caption of each article of this Lease is for convenience and reference only, and in no way defines, limits or describes the scope or intent of such article or of this Lease.

         Section 20.13  Relationship of Parties.  This Lease does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

         Section 20.14  Entire Agreement.  All preliminary and contemporaneous negotiations are merged into and incorporated in this Lease.  This Lease together with the Exhibits contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

         Section 20.15  No Merger.  There shall be no merger of this Lease or the leasehold estate created by this Lease with any other estate or interest in the Demised Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (a) this Lease or the leasehold interest created by this Lease or any interest therein, and (b) any such other estate or interest in the Demised Premises, or any portion thereof.  No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created thereby, and (2) any such other estate or interest in the Demised Premises, or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

         Section 20.16  Possession and Use.  Tenant acknowledges that the Demised Premises are the property of Landlord and that Tenant has only the right to possession and use thereof upon the covenants, conditions, provisions, terms and agreements set forth in this Lease.

         Section 20.17  No Surrender During Lease Term.  No surrender to Landlord of this Lease or of the Demised
Premises, or any portion thereof, or any interest therein, prior to the expiration of the Term shall be valid or effective unless agreed to and accepted in writing by Landlord and any Mortgagees, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord consented to by all
Mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

         Section 20.18  Surrender of Demised Premises.  At the expiration of the Term, Tenant shall surrender the
Demised Premises in the same condition as the same were in upon delivery of possession thereto at the Final Commencement
Date, normal and reasonable wear and tear excepted, and shall surrender all keys to the Demised Premises to Landlord at the place then fixed for the payment of Basic Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any.  Tenant shall at such time remove all of its property therefrom and all alterations and improvements placed thereon by Tenant if so requested by Landlord. Tenant shall repair any damage to the Demised Premises caused by such removal, and any and all such property not so removed shall, at Landlord's option, become the exclusive property of
Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant.
If the Demised Premises be not surrendered as above set forth, Tenant shall indemnify, defend and hold Landlord harmless against loss or liability resulting from the delay by Tenant in so surrendering the Demised Premises, including, without limitation any claim made by any succeeding occupant founded on such delay.  Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

                  All property of Tenant not removed within thirty (30) days after the last day of the Term shall be deemed abandoned. Tenant hereby appoints Landlord its agent to remove all property of Tenant from the Demised Premises upon termination of this Lease and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto. Tenant shall pay all costs and expenses of such removal, transportation and storage.  Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring said Demised Premises to good order, condition and repair.

         Section 20.19  Holding Over.  In the event Tenant remains in possession of the Demised Premises after expiration of this Lease, and without the execution of a new lease, it shall be deemed to be occupying the Demised
Premises as a tenant from month to month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Basic Rent shall be escalated to 150%
of the then current Basic Rent for the Demised Premises.

         Section 20.20  Landlord Approvals.  Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements respecting the Demised Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any reason, purpose or condition, but such approval shall merely be the consent of Landlord, as may be required hereunder, in connection with Tenant's construction of improvements relating to the Demised Premises in accordance with such drawings, plans and specifications.

         Section 20.21  Survival.  All obligations (together with interest or money obligations at the Maximum Rate of
Interest) accruing prior to expiration of the Term shall survive the expiration or other termination of this Lease.

         Section 20.22  Attorneys' Fees.  In the event of any litigation or judicial action in connection with this
Lease or the enforcement thereof, the prevailing party in any such litigation or judicial action shall be entitled to recover all costs and expenses of any such judicial action or litigation (including, but not limited to, reasonable attorneys' fees and paralegals' fees) from the other party.

         Section 20.23  Landlord's Limited Liability.  Tenant agrees to look solely to Landlord's interest in the
Demised Premises for recovery of any judgment from Landlord, it being agreed that Landlord (and if Landlord is a partnership, its partners, whether general or limited, and if Landlord is a limited liability company, its officers, members or managers, and if Landlord is a corporation, its directors, officers or shareholders) shall never be personally liable for any personal judgment or deficiency decree or judgment against it.

         Section 20.24  Broker.  Tenant represents that it has dealt directly with and only with The Dickman Company,
Inc. ("Broker") in connection with this Lease and that no other broker has negotiated or participated in negotiations of this Lease or is entitled to any commission in connection therewith.  Tenant shall indemnify and hold Landlord harmless from and against any and all commissions, fees and expenses and all claims therefor by any broker, salesman or other party, including Broker, in connection with or arising out of Tenant's action in entering into this Lease.  All or any portion of the commissions of the Broker may be included as part of Total Project Costs if so directed by Tenant, and
Tenant shall pay any such commissions not so included in Total Project Costs directly to Broker.

         Section 20.25  Governing Law.  This Lease shall be governed by the laws of the State of Wisconsin.  All covenants, conditions and agreements of Tenant arising hereunder shall be performable in the county wherein the Demised
Premises are located.  Any suit arising from or relating to this Lease shall be brought in the county wherein the
Demised Premises are located, and the parties hereto waive the right to be sued elsewhere.

         Section 20.26  Joint and Several Liability.  All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         Section 20.27  Time is of the Essence.  Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

         Section 20.28  Tenant's Authority.  If Tenant signs this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant warrants to Landlord that Tenant is a duly authorized and existing corporation, that
Tenant is qualified to do business in the State of Wisconsin, that Tenant has the full right and authority to enter into this Lease, that this Lease is valid and binding upon Tenant and that each and every person signing on behalf of Tenant is authorized to do so.

         Section 20.29  Conditions Precedent.

         (a)      Permits and Approvals.  Landlord's and Tenant's obligations under this Lease shall be conditioned upon
Landlord receiving on or before June 30, 2004, all required permits and approvals for the construction of the Landlord's
Improvements, including, without limitation, any required air quality permits (the "Permits and Approvals").  In the event that Landlord fails to obtain such Permits and Approvals by June 30, 2004, either Landlord or Tenant may, prior to the issuance of such Permits and Approvals, terminate this Lease by written notice to the other party given on or before
July 10, 2004.  In the event either party terminates this Lease, this Lease shall be of no further force and effect and neither party shall have any liability to the other hereunder.  In the event Landlord fails to notify Tenant of its desire to terminate this Lease by July 10, 2004, and provided that Tenant does not first notify Landlord of Tenant's election to terminate this Lease on or before July 10, 2004, this contingency shall be deemed satisfied and waived and the Lease shall continue in full force and effect.  Tenant shall cooperate with Landlord in connection with all efforts to obtain the Permits and Approvals.

         (b)      Lease Approval.  This Lease is subject to the review and approval of Landlord's construction loan
Mortgagee and Landlord's permanent loan Mortgagee on or before June 30, 2004.  In the event this condition precedent is not satisfied by June 30, 2004, either Landlord or Tenant may, prior to approval by such Mortgagees, terminate this
Lease by written notice to the other party given on or before July 10, 2004.  In the event either party so terminates this Lease, this Lease shall be of no further force and effect and neither party shall have any liability to the other hereunder.  In the event neither party terminates the Lease, this condition precedent shall be deemed satisfied and waived and the Lease shall continue in full force and effect.

         (c)      Steel Order.  Landlord and Tenant acknowledge that in order to maintain the projected construction schedule, Landlord must order the steel for the Building (the "Steel Order").  If this Lease is terminated for any reason under clauses (a) or (b) above, Landlord will be required to cancel the Steel Order and pay a termination fee
(the "Termination Fee").  In the event that Landlord incurs such Termination Fee, Landlord and Tenant agree to each be responsible for 50% of such Termination Fee.  The parties agree that Tenant's share of the Termination Fee shall not exceed $150,000.00.  Tenant shall pay or reimburse Landlord for its share of the Termination Fee within ten (10) days following its receipt of an invoice from Landlord together with a copy of the invoice for the Termination Fee.

         Section 20.30  Counterparts; Facsimile.  This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one agreement.  Any Lease containing a photocopy and/or fax copy of the signature of either party shall be deemed sufficient evidence of such party's action or intent and shall have the same legal binding effect of a document containing the original signature of such party.

                                                       ARTICLE XXI
                                                     OPTION TO EXPAND

         Section 21.1  Option to Expand.  Landlord has agreed to erect on the Land the Landlord's Improvements described in Section 2.1 of this Lease (the "Phase One Improvements").  The parties acknowledge that Tenant  may desire to have constructed upon the Land an expansion to the Building of up to approximately 91,000 square feet (the "Phase Two
Improvements") in the locations shown as the East and West Expansion Areas on the site plan attached hereto as Exhibit F
(the "Site Plan").  If Tenant desires to so expand the Building, Tenant shall so notify Landlord.  The Phase Two
Improvements shall be constructed all at Tenant's sole cost and expense.  The Phase Two Improvements will be completed in accordance with the provisions of Sections 21.2 through 21.8 hereof, inclusive.  During construction, Tenant shall maintain Builder's Risk or other comparable coverage insurance as to the Phase Two Improvements.

         Upon Substantial Completion of construction of the Phase Two Improvements (the "Completion Date"), the
covenants and agreements to be kept, observed and performed by Landlord and Tenant under this Lease shall thereupon become applicable to the Phase Two Improvements as a part of the Demised Premises hereunder.  Since Tenant will be responsible for and shall pay all costs for the Phase Two Improvements, there shall be no Basic Rent payable for the
Phase Two Improvements.

         Section 21.2 Plans and Specifications.  The Phase Two Improvements shall be constructed in a good and workmanlike manner in accordance with the plans and specifications prepared in accordance with the provisions of
Section 21.8 hereof, and in accordance with all laws and regulations.  Tenant agrees to prepare plans and specifications in accordance with the provisions of Section 21.8 hereof and in accordance with the aforesaid laws and regulations and to submit the same to Landlord for its approval.  Landlord agrees that it will not withhold its approval except for reasonable cause and will not act in an arbitrary or capricious manner with respect to the approval of said plans and specifications.  When the final plans and specifications have been approved by Landlord, Landlord and Tenant shall affix thereon the signature of an authorized officer or employee of each of the respective parties, and Tenant shall construct and complete the Phase Two Improvements in accordance with final plans and specifications and the aforesaid applicable laws and regulations.

         Section 21.3 Force Majeure.  Tenant shall diligently proceed with the construction of the Phase Two
Improvements and complete the same within the time that shall have been agreed to in writing by Landlord and Tenant (the
"Scheduled Completion Date"); provided, however, that the time of completion of said construction shall be extended for the additional time caused by any Excused Delays.

         Section 21.4  (Intentionally Deleted.)

         Section 21.5 Guaranty of Improvements.  Any express warranties or guaranties of workmanship or materials as well as all service contracts, related to the Phase Two Improvements or any part thereof (without respect to the duration of the same) shall be issued by all pertinent warrantors, guarantors, and service contractors for the benefit of both Landlord and Tenant (though the period of the latter's interest in such warranties, guaranties and service contracts may be limited to the term of the Tenant's right to occupy the Demised Premises), and shall be enforceable by either or both of Landlord and Tenant.

         Section 21.6 (Intentionally Deleted.)

         Section 21.7 Acceptance of Phase Two Improvements.  Tenant, upon occupying the Phase Two Improvements, shall thereafter have and hold said Phase Two Improvements as the same shall then be without any liability or obligation on the part of Landlord for making any alterations, improvements or repairs of any kind in or about the Phase Two
Improvements for the Term and Tenant agrees to maintain the Demised Premises, including the Phase Two Improvements and all parts thereof, in good and sufficient state of repair in accordance with the provisions of this Lease.

         Section 21.8 Construction of Phase Two Improvements.  The Phase Two Improvements shall be constructed and completed in a good and workmanlike manner in accordance with the final plans and specifications to be prepared in the following manner.

         Tenant shall furnish Landlord with a survey showing the location of the property lines of the Demised Premises, including sewer and utility lines and the proposed location of said Phase Two Improvements within the boundaries of the
Demised Premises.  The Phase Two Improvements shall be located in the area shown on the Site Plan.  In addition thereto,
Tenant shall prepare and furnish to Landlord outline plans and specifications showing in reasonable detail and design the proposed Phase Two Improvements, including the dimension of all fixed facilities (including but not limited to, entrances and exits, lavatory facilities, equipment rooms and similar facilities), together with such other drawings and elevations as may be reasonably necessary to show the exterior appearance of the Phase Two Improvements.  Said outline specifications shall show the detail to be used in the construction of said Phase Two Improvements and materials to be used for the exterior of said improvements.  In the preparation of the aforesaid outline plans and specifications for the Phase Two Improvements, Tenant will appoint a skilled and experienced project manager to work with a representative of Landlord in order to fulfill Landlord's requirements for said improvements.  Within a reasonable time after the receipt of the aforesaid outline plans and specifications, Landlord will notify Tenant as to whether it approves said outline plans and specifications and if it does not fully approve them, the respects in which they are not found to be acceptable.  Tenant, upon receiving Landlord's comments relating to the outline plans and specifications, will revise such outline plans and specifications as necessary until Landlord shall approve the same.  Upon Landlord's approval,
Tenant will prepare the completed final plans and specifications and forward the same to Landlord for approval, in order that Landlord may satisfy itself that the proposed improvements will meet its requirements.  Landlord and Tenant shall each perform their respective obligations under the provisions of this Section 21.8 in a reasonable manner, with reasonable diligence and shall refrain from arbitrary or capricious action with respect to the preparation or approval of outline plans and specifications and final plans and specifications.

         Section 21.9 Contractors.  Tenant's contractors shall be subject to the reasonable review and approval of
Landlord.  Tenant's contractors shall accompany their bids with a bid bond in the amount of the bid, issued by an acceptable commercial surety licensed to do business in the State of Wisconsin, and shall agree to furnish a completion bond, including a bond against claims for labor and materials as well as the completion of such Phase Two Improvements.
Landlord shall not have any obligations under this Section 21 with respect to constructing the Phase Two Improvements,
Tenant shall pay for the same at its expense, and all of such Phase Two Improvements shall be deemed to be alterations subject to the requirements of Section 19.1 of this Lease.

         Section 21.10 Landlord's Right to Inspect.  During the period of construction of the Phase Two Improvements,
Landlord or its designated agent or agents shall have the right of inspection and Tenant shall cooperate with Landlord or its designated agent or agents with respect to any such inspection and facilitate the same so long as such inspection does not unreasonably interfere with the work of Tenant in completing the Phase Two Improvements.

         Section 21.11 Property of the Landlord.  At the expiration of the Term or in the event of early termination of the Lease, all Phase Two Improvements, (excluding Tenant's furniture, trade fixtures and equipment installed in the
Demised Premises by Tenant, whether or not affixed, used in the conduct of Tenant's business operations at the Demised
Premises), shall remain the property of Landlord.

                                                       ARTICLE XXII
                                                RIGHT OF FIRST OPPORTUNITY

         If during the Term Landlord desires to sell the Demised Premises (which for purposes of this Article XXII shall include the fee interest in the Land owned by the ground lessor), Landlord shall deliver written notice of its desire to sell (the "Sale Notice") to Tenant.  Upon receipt of the Sale Notice, Tenant shall have the option to purchase the
Demised Premises at the price and upon the other terms set forth in the Sale Notice.  Tenant may elect to purchase the
Demised Premises at the price and on the terms set forth in the Sale Notice by providing written notice to Landlord within thirty (30) days following Tenant's receipt of the Sale Notice.  Landlord shall refrain from entering into any sales or listing contracts during such thirty (30) day period.  If Tenant does not elect to purchase the Demised
Premises at the price and on the terms set forth in the Sale Notice delivered by Landlord, Landlord may thereafter enter into a sales or listing contract with a third party for the sale of the Demised Premises on any terms acceptable to
Landlord.  If Landlord thereafter receives from any third party a bona fide offer or contract to purchase the Demised
Premises that Landlord desires to accept (a "Third Party Offer"), and the sales price for the Demised Premises contained in such Third Party Offer is equal to or greater than 94% of the sales price for the Demised Premises set forth in the
Sale Notice, Landlord may proceed with such sale and, upon consummation of such sale, Tenant's rights hereunder shall terminate and be of no further force or effect.  If the sales price for the Demised Premises contained in such Third
Party Offer is less than 94% of the sales price set forth in the Sale Notice, Landlord shall first provide Tenant a new
Sale Notice, together with a copy of the Third Party Offer, and Tenant may, within thirty (30) days of receipt of any new Sale Notice, elect to purchase the Demised Premises upon the terms contained in the Third Party Offer.  In the event that Tenant does not elect to so purchase the Demised Premises upon the terms provided in the new Sale Notice, Landlord may proceed to sell the Demised Premises on the terms contained in the Third Party Offer.  Upon consummation of such sale, Tenant's rights hereunder shall thereafter terminate and be of no further force and effect.  Tenant's rights hereunder shall not apply to sales by Landlord to any Excluded Entity (as hereinafter defined) or to any sales by foreclosure or transfers by deed in lieu of foreclosure.

         For purposes of this Article XXII, an "Excluded Entity" shall mean any of the following:  (i) any lineal descendants (or persons married to a lineal descendant or persons who are lineal descendants of one related by marriage to a lineal descendent) of Captain Frederick Pabst or Peter Paul Bell, or trusts for the benefit of any of the foregoing
(collectively, the "Descendants"); (ii) any entity a majority of whose interests are owned by any of the Descendants and/or Peter Paul Bell or by entities controlled by any of the Descendants and/or Peter Paul Bell; or

(iii) any affiliate of Landlord.  Affiliate shall mean any entity which, directly or indirectly, controls or is controlled by or is under common control with Landlord.  For the purpose of this definition, "control" shall have the same meaning as provided in Section 10.3.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed as of the day and year first above written.

                                                     LANDLORD:

                                                     PABST FARMS-RDC, LLC

                                                     BY____________________________
                                                        Name:  Peter Paul Bell
                                                        Title:  Manager

                                                     TENANT:

                                                     ROUNDY'S, INC.

                                                     BY____________________________
                                                        Name:______________________
                                                        Title: ______________________

State of Wisconsin  )
                    :  SS
__________ County   )

         This instrument was acknowledged before me on May ___, 2004 by Peter Paul Bell as Manager of Pabst Farms-RDC,
LLC.

                                                     _______________________________________________
         [Seal]                                      (                                                   )
                                                     Notary Public, State of Wisconsin
                                                     My commission __________________________________

State of Wisconsin  )
                    :  SS
__________ County   )

         This instrument was acknowledged before me on May ___, 2004 by __________________ as __________________ of
Roundy's, Inc.

                                                     _______________________________________________
         [Seal]                                      (                                                   )
                                                     Notary Public, State of Wisconsin
                                                     My commission __________________________________



                                                       EXHIBIT "A"

Tenant acknowledges that Landlord is preparing certified survey maps ("CSM's") for the Land.  Upon completion of the
CSM's, Landlord and Tenant will amend this Lease to update this Exhibit A to replace the metes and bounds legal description with the relevant legal description for the CSM's.

The Land referred to in the attached Lease, sometimes referred to therein as a part of the "Demised Premises," is a tract of land of approximately one hundred thirteen (113) acres, more or less, situated in the Town of Summit and the
City of Oconomowoc, County of Waukesha, State of Wisconsin, and legally described as follows, to-wit:

Parcel 4 of Certified Survey Map No. 9169 and lands being a part of the Northwest 1/4, Northeast 1/4, Southeast 1/4 and
Southwest 1/4 of the Northwest 1/4 of Section 22, Town 7 North, Range 17 East, in the City of Oconomowoc and the Town of
Summit, Waukesha County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of said Northwest 1/4 section; thence South 89(Degree)52'17" east along the north line of said 1/4 section 33.00 feet to a point; thence south 00(Degree)51'39" west 135.01 feet to the northwest corner of Parcel 4 of Certified Survey Map No. 9169 and the point of beginning of the lands to be described; thence north
45(Degree)07'43" east 67.88 feet to a point; thence south 89(Degree)52'17" east along a line 87.00 feet south of, measured at right angles to the north line of said 1/4 section 2342.74 feet to a point; thence south 45(Degree)03'48"
east 217.09 feet to a point; thence south 00(Degree)15'19" East along a line 60.00 feet west of, measured at right angles, to the east line of said 1/4 section 1803.74 feet to a point; thence north 89(Degree)39'30" west 1345.50 feet to a point; thence north 87(Degree)30'10" west 1031.95 feet to a point ; thence north 56(Degree)00'00" west 254.11 feet to a point on the east line of Dousman Road; thence northeasterly 105.22 feet along said east line and the arc of a curve whose center lies to the west, whose radius is 633.00 feet and whose chord bears north 05(Degree)37'46" east 105.10 feet to a point ; thence north 00(Degree)51'39" east along a line 33.00 feet east of and parallel to the west line of said
1/4 section 1614.93 feet to the point of beginning.

Containing 4,946,774 square feet or 113.5623 acres.


Permitted Encumbrances:

         1.       All assessments and taxes for the year 2004 and thereafter.

         2.       Deferred charges, if any, for mains, laterals and connections with respect to sewer and water service.

         3.       Real Estate Mortgage, Security Agreement and Financing Statement and the Terms and Conditions thereof, from Pabst Farms Land Company I, LLC, a Wisconsin limited liability company, Pabst Farms Land Company II, LLC, a
Wisconsin limited liability company, Pabst Farms Land Company R, LLC, a Wisconsin limited liability company and Pabst

September 12, 2002 and recorded on September 18, 2002 in the Office of the Register of Deeds for Waukesha County,
Wisconsin, as Document No. 2847202.

         4.       Assignment of Leases and Rents, executed by Pabst Farms Land Company I, LLC, a Wisconsin limited liability company, Pabst Farms Land Company II, LLC a Wisconsin limited liability company, Pabst Farms Land Company R,
LLC, a Wisconsin limited liability company and Pabst Farms Land Company C, LLC, a Wisconsin limited liability company to


         5.       Covenants and easement contained in Quit Claim Deed recorded on March 16, 2004 as Document No. 3138526.

         6.       Master Electric Utility Easement Agreement recorded on July 1, 2003 as Document No. 3016372.

         7.       Distribution Easement Underground recorded on August 20, 2003 as Document No. 3048906.

         8.       Distribution Easement Underground recorded on August 20, 2003 as Document No. 3048908.

         9.       Distribution Easement Underground recorded on January 5, 2004 as Document No. 3114644.

         10.      Access Restrictions and limitations contained in a Deed recorded on November 1, 1962 in Volume 932 of
Deeds at page 9, as Document No. 576486, as modified by a Memorandum of Understanding recorded on June 28, 2002 as
Document No. 2815919.

         11.      Access limitations and restrictions contained in a Award of Damages recorded on October 2, 1962 in
Volume 928 of Deeds at page 406, as Document No. 574374, as modified by a Memorandum of Understanding recorded on
June 28, 2002 as Document No. 2815919.

         12.      Highway setback lines from S.T.H. 67 as shown on the recorded plat of Certified Survey Map No. 9169, as modified by an Affidavit of Correction recorded on July 29, 2002, as Document No. 2825936, and also modified by a
Memorandum of Understanding recorded on June 28, 2002 as Document No. 2815919.

         13.      Highway setback restriction as noted on the recorded plat of Certified Survey Map No. 9169, reciting as follows:

         No improvements or structures are allowed between the right-of-way line and the highway setback line.
Improvements and structures include, but are not limited to signs, parking areas, driveways, wells, septic systems, drainage facilities, buildings and retaining walls.  It is expressly intended that this restriction is for the benefit of the public as provided in Section 236.293, Wisconsin Statutes, and shall be enforceable by the Wisconsin Department of Transportation or its assigns.

         Modified by a Memorandum of Understanding recorded on June 28, 2002 as Document No. 2815919.

         14.      Noise Abatement notation as noted on the recorded plat of Certified Survey Map No. 9169, reciting as follows:

         The lots of this land and division may experience noise at levels exceeding the levels in s. Trans 405.04
Table 1.  These levels are based on federal standards.  The department of transportation is not responsible for abating noise from existing state truck highways or connecting highways, in the absence of any increase by the department to the highway's through land capacity.

         15.      Access Notes and Restrictions to and from S.T.H. 67 as noted on the recorded plat of Certified Survey
Map No. 9169, reciting as follows:

         All lots and blocks, are hereby restricted so that no owner, possessor, user, licensee, or other person may have any right of direct vehicular ingress or egress to any highway lying within the right-of-way of I.S.H. 94 and
S.T.H. 67, it is expressly intended that this restriction shall constitute a restriction for the benefit of the public as provided, in Section 236.293, Statutes, and shall be enforceable by the department or its assigns.  Any access allowed by special exception shall be confirmed and granted only through the driveway permitting process and all permits are revocable.

         Modified by a Memorandum of Understanding recorded on June 28, 2002 as Document No. 2815919.

         Corrected by an affidavit of Correction recorded on February  9, 2004 as Document No. 3126703.

         16.      Tax Incremental District Development Agreement with the City of Oconomowoc.

         17.      Restrictions, conditions, covenants, easements, provisions, charges and/or assessments contained in
Pabst Farms Commerce Center-South, Declaration of Development Standard and Protective Covenants recorded on March 25,
2004, as Document No. 3141541.

         18.      Fifteen foot highway setback line as shown on Certified Survey Map No  9169 and Affidavit of
Correction as shown on the recorded plat of Certified Survey Map No. _____.

         19.      Memorandum of Lease between Pabst Farms Land Company I, LLC, as lessor and Pabst Farms-RDC, LLC, as lessee.

         20.      Declaration of Restrictions against that portion of the Land situated in the Town of Summit.





                                                       EXHIBIT "B"

                                             OUTLINE PLANS AND SPECIFICATIONS


Plans:

        See attached "Current Drawing List" enumerating all drawings and dates.


Specifications:

o        Project Outline Specifications dated May 14, 2004 (a copy is included herewith).



CURRENT DRAWING LIST:

---------------- ------------------------------------------------ --------------- -------------------------
    NUMBER         TITLE                                             REV DATE             VERSION
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      T1           Title Sheet                                       03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
                   Civil Cover Sheet                                 03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C1           Overall Site Plan                                 03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C2           Overall Grading Plan                              03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C3           Grading Plan   SW                                 03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C4           Grading Plan   SE                                 03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C5           Grading Plan   NE                                 03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C6           Grading Plan   NW                                 03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C7           Erosion Control Plan                              03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C8           Overall Utility Plan                              03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C9           Utility Plan   West                               03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C10          Utility Plan   East                               03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C11          Paving and Utility Details                        03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C12          Basin Details                                     03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C13          Grading and Erosion Control Details               03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      C14          Basin Planting Plan                               03/12/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A0.1            Exiting Diagram and Code Conformance            03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A0.2            Exiting Diagram and Code Conformance            03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A0.3          Exiting Diagram and Code Conformance              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A1.1          Site Plan                                         03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A1.2          Site Details                                      03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.0          Overall Plan and Roof Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.1          Partial Floor Plan Area   "A"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.2          Partial Floor Plan Area   "B"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.3          Partial Floor Plan Area   "C"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.4          Partial Floor Plan Area   "D"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.5          Partial Floor Plan Area   "E"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.6          Partial Floor Plan Area   "F"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.7          Partial Floor Plan Area   "G"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.8          Partial Floor Plan Area   "H"                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.9          Floor Plan Area   "J" & Level 2 Plan              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.10         Enlarged Floor Plans (Level 1)                    03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.11         Enlarged Floor Plans (Level 2)                    03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.12         Enlarged Floor Plans                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.13         Partial Roof Plan   West                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.14         Partial Roof Plan   East                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.15         Maintenance Building Floor Plan                   03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.16         Maintenance Building Enlarged Plans               03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.17         Enlarged Stair Plans                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A2.18         Enlarged Toilet Room Plans                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A3.1          Exterior Elevations                               03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A3.2          Enlarged Exterior Elevations                      03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A3.3          Maintenance Building Exterior Elevations          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A4.0          Overall Building Sections                         03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A4.1          Wall Sections and Details                         03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A4.2          Wall Sections and Details                         03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A4.3          Wall Sections and Details                         03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A4.4          Maintenance Building Sections                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A5.1          Construction Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A5.2          Construction Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A5.3          Stair Sections & Construction Details             03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A6.1          Door Schedule                                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A6.2          Door Schedule                                     03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A9.1          Overall Reflected Ceiling Plan                    03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A9.2          Reflected Ceiling Plan   Level 1                  03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     A9.3          Reflected Ceiling Plan   Level 2                  03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S1           Title Sheet (Structural)                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.0          Overall Layout Plan                               03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.1          Area 'A' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.2          Area 'B' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.3          Area 'C' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.4          Area 'D' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.5          Area 'E' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.6          Area 'F' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.7          Area 'G' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.8          Area 'H' Foundation Plan                          03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.9          Area 'B' and 'D' Mezzanine Framing Plan           03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S2.10         Maintenance Building                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.1          Area 'A' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.2          Area 'B' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.3          Area 'C' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.4          Area 'D' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.5          Area 'E' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.6          Area 'F' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.7          Area 'G' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.8          Area 'H' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     S3.9          Area 'J' Roof Framing Plan                        03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S4           Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S5           Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S6           Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S7           Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S8           Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S9           Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S10          Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
      S11          Sections and Details                              03/26/04             Bid Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E0.1          Electrical Site Plan                              02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E0.2          Photometric Site Plan                             02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E0.3          Details                                           02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.1          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.2          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.3          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.4          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.5          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.6          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.7          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.8          Partial Lighting Floor Plan                       02/06/04           Progress Set
---------------- ------------------------------------------------ --------------- -------------------------
---------------- ------------------------------------------------ --------------- -------------------------
     E1.9          Partial Lighting Floor Plan                       02/06/04           Progress Set
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     E2.1          Partial Power Floor Plan                          02/06/04           Progress Set
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     E2.2          Partial Power Floor Plan                          02/06/04           Progress Set
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     E2.3          Partial Power Floor Plan                          02/06/04           Progress Set
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

CLIENT / PROJECT

ROUNDY'S, INC.
TEMPERATURE CONTROLLED AND DRY STORAGE DISTRIBUTION WAREHOUSE

LOCATION

PABST FARMS - OCONOMOWOC, WISCONSIN

DATE

MAY 14, 2004

1.       GENERAL REQUIREMENTS

     This Outline  Specification  prepared by Opus North Corporation ("Opus") defines the scope of work for the design and construction of an  approximately  1,092,074 gross square foot  distribution  center  consisting of a 1,074,834 gross square foot  distribution  building,  a 17,040 gross square foot  maintenance  facility,  and a 200 gross square foot guardhouse  for Roundy's Inc.  ("Tenant")  on a site of  approximately  113 acres at the  southwest  corner of County
     Truck Highway DR ("Delafield Road") and State Trunk Highway 67 in Oconomowoc,  Wisconsin as shown on the accompanying drawings.

     The facility will consist of the following approximate gross areas:

     Office/ Employee Services Entrance and Reception
     First Floor (82' x 90')                                                2,997 SF
     Office/Employee Services Second Floor                                 36,830 SF
     Battery/Maintenance                                                   30,513 SF
     Shipping Office/Toilets/Truckers' Lounge                               6,560 SF
     Engine/Electrical/Sprinkler Room/Electrical Switch Gear
     (41  x 212 )                                                           6,322 SF
     Warming Room / Storage                                                 5,446 SF
     Refrigerated Cold Storage Truck Dock                                  73,392 SF
     Refrigerated Freezer Dock (321' x 80')                                25,562 SF
     Frozen Storage (321' x 436')                                         139,480 SF
     Cooler Storage (693' x 322')                                         223,043 SF
     Dry Storage (982' x 410')                                            401,638 SF
     Dry Storage Truck Dock (100' x 1061')                                107,220 SF
     Salvage (110' x 142')                                                 15,831 SF
     Total Main Building                                                1,074,834 SF
     Maintenance Out Building (213'x 80')                                  17,040 SF
     Truck Entrance Guardhouse                                                200 SF
     Grand Total All Buildings                                          1,092,074 SF


     The  Opus  Design-Build  Work  (the  "Work")  will be in  accordance  with  NFPA and  Factory  Mutual  guidelines  as recommended  by the tenant's  insurance  carrier,  St. Paul  Travelers.  All General  Conditions,  Builder's Risk and
     Liability Insurance, full-time supervision, construction clean up, et cetera required for the Work will be provided.

     Record drawings will be provided with-in 60 days of occupancy.

2.   SITE DEVELOPMENT

     2.1.  Grading and Earthwork

     Earthwork will be performed in accordance with the geotechnical  recommendations of Professional  Service Industries,
     Inc. ("PSI") and grading plans developed by National Survey and Engineering, Inc.

     Grading and  earthwork  will include the  excavation,  backfill,  and rough and fine grading  necessary to accomplish construction  of the building,  storm water  retention  and related  improvements  as called for by the  accompanying plans.  Truck docks will be  constructed  48 inches above  adjacent  pavement with concrete  aprons sloping away from the building at not more than 2% grade, all as shown on the accompanying plans.

     2.2   Site Utilities

     The work includes the extension of the following utilities from the property line to the building:

A)       Electrical   An underground  primary  electrical  service will be installed to the building and distributed  from pad-mounted  transformers,  all provided by the  electric  utility at its cost.  A utility  disconnect  will be provided  upstream from the  transformers  for  emergency  shut off of power to the  building.  The  electrical conduits  will be  sized  to  accommodate  feeders  for the  potential  building  expansion  shown.  Any  costs associated with extending separate  electrical  services from a different  electrical grid or a transfer switch system to the building for back-up electrical service will be the responsibility of the Tenant.

     B)    Sanitary  Sewer   A 6"  minimum  gravity  sanitary  sewer  line will be  installed  from a main sewer line with sufficient depth located on the south side of Delafield Road adjacent to the property.

C)       Water   An 8" minimum  combination  domestic and fire protection  water service with backflow  prevention will be brought to the building  from the 12" water main service  located on the south side of Delafield  Road adjacent to the property.

     D)    Storm Sewer   Storm water  drainage will be by means of surface  runoff to catch basins and on-site storm sewer lines.  These  facilities  will direct all runoff first  through oil  separator  structures,  then into on-site water quality ponds and ultimately into on-site  infiltration  beds. Per local  covenants and  ordinances,  the storm water retention system will be designed to retain 100% of a 100-year storm event.

E)       Two (2) 4-inch PVC  conduits  will be  provided to the  computer  room and  maintenance  building  from  exterior locations  for building  entrance of Tenant  provided  telephone  lines.  Two (2) 4-inch PVC  conduits  will be provided from the computer room to the guardhouse.

     F)    Natural Gas   The Work is contingent  upon  high-pressure  (2 lb.) natural gas being brought to the building by the natural gas utility at no cost to the project.

     2.3   Fuel Island

     Three (3)  12,000-gallon  aboveground  fuel tanks with fuel  dispensers on concrete  formed fuel island 6 inches high will be  installed.  Pumps will be  provided  at a 40-foot by 50-foot  fuel  island.  The  tenant  will  specify  the fueling  island scope of work.  Opus will contract with the vendor and  coordinate  the  insulation of this work. The vendor will provide the fuel tanks,  pumps,  piping and canopy.  The tenant is responsible for the cost of this scope of work.  (Opus will provide the underground utilities, concrete work, and bollards.)

     2.4   Site Pavement

     Opus will furnish and install all bituminous paved parking lots, driveways and fire lanes as shown.

     Pavement  Design will be based on a 15-year  design life for auto parking stalls and drives,  trailer  storage areas, fire lanes and truck dock  access  drives.  Truck  drive  lanes will be 100 feet wide;  all other  dimensions  are as shown on the attached  site plan.  The fire lane drives on the east and west side of building  will be  approximately
     25 feet wide, and will be paved.  Auto stall striping, truck trailer striping and handicap signs will be included.

     The work includes  B6.12 curb and gutter  located at the auto parking area and the entrance  drives.  Curb and gutter is not included at the perimeter of the fire lanes except as shown. A broom finished  4-inch thick concrete  sidewalk is included at the main office and employee  entrance as shown.  A 4-foot by 4-foot  concrete  door stoop is provided at exit door locations exiting in landscaped areas.

     The 80-foot wide truck dock apron and 10-foot wide trailer  storage  dolly pads will be  constructed  of 8-inch thick broom-finished  concrete  with  reinforcing  fibers over 4 inches of compacted  granular  fill.  All concrete will be
     4,000-psi compressive strength in 28 days.  Exterior property line sidewalks are specifically excluded.

     One (1)  concrete  on-grade  drive in ramp  with  non-skid  broom  finish  is  included  as  shown.  The ramp will be constructed  in  accordance  with ADA  requirements.  A poured  concrete  retaining  wall complete with painted metal guardrail  will be installed on both sides of the ramp area.  The on-grade ramp will be  constructed  of 8-inch thick broom-finished concrete with reinforcing fibers over 4 inches of compacted granular fill.

     2.5  Fencing

     The tenant will be responsible for all of the costs of the fencing scope of work as follows:

     A standard  8-foot  high,  galvanized  chain link fence with 3 strands of barbed wire (7' fabric and 1' wire) will be provided  as shown  around the truck and  trailer  storage  areas.  Six (6)  manually  operated  slide  gates will be provided,  two (2) restricting  north-bound  access to the fire lanes, two (2) providing  additional  security at the guardhouse,  and two (2) providing  overflow access to the truck lot at the main truck  entrance.  Four (4) motorized lift bars, two on each side of the guardhouse,  will be provided.  Two (2) manual lift bars  restricting  south-bound fire lane access on the north side of the site will also be provided.

     2.6  Guardhouse

     One (1) prefabricated 11-foot by 18-foot security guardhouse with concrete floor,  complete with electrical,  heating and air  conditioning,  will be provided.  The guardhouse  will have a unisex toilet room with  associated  plumbing, and will have a finished  floor  elevation  approximately  6 inches above adjacent  grades.  The floor will be sealed concrete.

     2.7   Landscaping and Lawn Irrigation

     The landlord will be responsible  for the costs to provide the design and  construction  of lawns,  landscaping,  and lawn irrigation in accordance with the applicable covenants and ordinances.

     2.8  Rodent Strip

     The landlord will be responsible  for the costs to provide a  30-inch-wide  1/4" size pea gravel rodent strip that will separate the landscaped areas from the building foundation at the perimeter of the building.

     2.9   Site Drainage

     Surface water on all  bituminous  and concrete  pavement  areas will be drained to the on-site storm water  retention system shown on the accompanying  drawings.  Oil/water  separators will be provided to improve water quality from the truck pavement.

     2.10  Exterior Signage

     The  tenant  will be  responsible  for the  costs to  provide  one (1)  ground  mounted  monument  sign  that will be constructed  at the  northeast  corner of the  property.  At the  entrances,  the tenant  will  provide  navigational signage to the visitor parking, employee parking and truck parking areas.

     2.11  Flagpole

     Three (3)  30-foot-tall,  ground  mounted  aluminum  flagpole will be provided with  flagpole  hardware,  a 3-foot by
     5-foot American Flag and three (3) ground mounted spotlights.

2.12     Off-Site Improvements

     All offsite improvement and work on State Highway 67 and Delafield Road, except for the utility connections and entrance drives called for herein, is excluded from the Opus Work.

3.   BUILDING STRUCTURE AND EXTERIOR ENVELOPE

3.1      Structural System

     Conventional  reinforced  concrete  spread  column  footings and trenched  wall  footings  will be provided.  Thermal isolation  blocks will be provided  beneath all meat storage and freezer  columns.  The structure  along east wall of the frozen  storage area and the west wall of the dry storage  area will be designed to  facilitate  future  building addition; no other areas will be so designed.

     The building  system will conform to the  standards of ACI,  ASTM,  SJI, and  applicable  building  regulations.  The general  construction  will be a combination of steel columns,  beams,  joist girders and steel bar joists carrying a mechanically  fastened and welded galvanized metal roof deck. The structural steel,  steel joists,  and joist girders
     will have a factory  gray primer  finish.  Bay sizes of 39'   6" & 58'  10" will be designed for 11 foot wide aisles
     and  single-deep  pallet  racking with  12-inch  flue spaces  (22-inch  flue space at column  lines).  The dock areas associated  with dry and cooler  storage  will have clear spans of 100 feet;  freezer dock areas will have an 80-foot clear span.

     The clear  height under the bar joists will be a minimum of 34 feet in the freezer and cold  storage  warehouse,  (to accommodate a 32-foot product  height),  37 feet in the dry storage  (35-foot  product height) and 24 feet in the low temperature  truck docks.  Joist  girders will be located in the racking flue spaces at a clear height  approximately
     12 inches below that of the bar joists.

     The  structural  system in the dry  storage,  cooler and freezer  truck dock areas will be  designed  to  accommodate pallet  storage  live loads of 375 pound per lineal foot loads at points 30" and 72" from and  parallel to the inside face of the  exterior  truck dock wall.  Tenant will limit  maximum  pallet  loads to 2,500 pounds and will provide a placard at the bottom of the pallet  racking to  restrict  uses to those  permitted  beneath  the  ceiling  only fire sprinkler system.  The bottom of the pallet racking is to be a minimum of 14 feet above finish floor.

3.2      Floor Slab-On-Grade

     The freezer,  cooler,  dry storage and dock area floor slabs will be 8-inch thick, steel  fiber-reinforced  4,000-psi concrete.  The meat  storage  and  freezer  slabs  will be  placed  over two (2)  layers  of  3-inch  thick  extruded polystyrene  floor  insulation equal to Styrofoam 40 High Load as manufactured by Dow Chemical Company or Formula 400 as manufactured by UCI Industries,  loose laid over a 10-mil vapor barrier on a 3-inch thick,  2,500 psi concrete mud slab  encapsulating a glycol subgrade freeze protection  system.  The insulated floor slab systems will extend 3 feet into the cold dock floor areas at the drive thru doors only.

     The warehouse floor slabs will have an overall floor flatness / floor  levelness  rating of FF40 / FL30 and a minimum local value of FF25 / FL15. An independent  testing  laboratory  report will be provided upon  completion  confirming the warehouse floor slabs have been measured  within 72 hours of concrete  placement in accordance with Random Access floor  tolerances  utilizing  Allen Face & Associates'  testing  standards and have been  installed in accordance the above floor finish  tolerances.  Acid  resistant  epoxy floor coating will be provided in the battery  charging area.
     A textured floor coating will be provided in the 35-degree  refrigerated  wet room with trench drains in front of the racks.  Humidity control will be provided at the evaporators in the wet rooms to provide a relative humidity of 85%.

     All exposed floor slabs are to receive a hard machine  trowel finish and a single coat  application  of clear Ashford
     Formula floor hardener (or approved  equal),  and are to be sawn with soft cut blade method to provide 1/4 inch wide by
     1-1/4 inch minimum depth control  joints at a maximum of 15 feet on center in each  direction.  Dowel baskets are to be provided at all storage area cross aisle joints and at all dock area joints.  All  construction and control joints in storage and dock areas are to be filled with ASTC Polymers "Penatron 3003", Elastomer  Specialties,  Inc. "Subzero ES
     2350", or approved equal in accordance with the manufacturer's recommendations after temperature pull down.

     Shipping and receiving dock lines will be painted yellow.

     The office area  slabs-on-grade  will be 4-inch  thick  unreinforced,  4,000 psi  concrete  placed over a 6-mil vapor barrier.  Supported  composite  slabs  will  consist of  unreinforced  3,500-psi  concrete  on 3-inch  steel  decking
     (thickness as required by code).

     3.3   Building Exterior

     Insulated,  load bearing and non-load  bearing precast  concrete  exterior wall panels with exposed  aggregate finish with reveals  will be provided at the  exterior  perimeter  of the office,  dry  storage,  mechanical  and dock areas refrigerated  truck. The cold storage and freezer storage areas will have  non-insulated,  precast concrete  exterior wall panels with an exposed  aggregate  finish with  reveals.  Refrigerated  truck dock area  precast  panels will be thermally  broken with a wall system  R-Value of 32. The R-Value for other  precast  panels will be 14. A  continuous
     3'-10"  wide  canopy  will be  provided  above the truck dock  doors.  Wall panel  joints will be caulked at both the exterior and interior sides with Tremco Dymeric 511 polyurethane joint sealant or approved equal.

     Pre-finished,  26 gauge, galvanized,  steel faced panels with a factory foamed-in-place  polyurethane foam core and a white  stucco-embossed  finish, equal to those manufactured by Alumashield  Industries Inc. or Metl-Span  Corporation
     will be provided on the  interior of the freezer  (minimum  "R" value of 39) area and cooler  (minimum R value of 30)
     areas.  Exterior  metal  wall  panels  exposed  to view above the cooler  and  freezer  dock areas the  stepped  roof equipment wall, and any other exposed areas shall have a stucco finish.

     A 24-inch  high,  sloped top concrete  curb will be provided at the base of all exposed  insulated  metal wall panels and will be primed and painted with white gloss latex  acrylic  paint.  A  housekeeping  cove  perimeter  sealant and painted  sanitary  stripe 18 wide will be provided at the  intersection of the warehouse floor perimeter and interior walls.

     Office and dry storage windows will be consist of 1-inch thick gray tinted  thermopane  glass set in colored aluminum frames with a thermo-break  design.  All exterior  glass will be insulated  units with the exterior glass tinted gray and the interior glass tinted light clear.  Cold storage and freezer  windows will be matching  gray-tinted  spandrel glass.  All window units will be fixed sash, punched openings.

     The main exterior  entrance  doors will consist of a pair of 3-foot by 7-foot  anodized  aluminum  doors to match the exterior  windows.  Exterior  glass  occurring in doors and  sidelights  will be tinted,  all interior  glass will be clear.  Aluminum  thresholds will be provided for all exterior  doors.  Exterior glass in aluminum doors will have 1/4"

     3.4 Roofing

     Opus will provide a single-ply  60-mil,  fully adhered EPDM roof  membrane  system with a minimum of I-90 wind uplift attachment  of the roof system  components.  The roof  membrane  will be  manufactured  by Carlisle  Syntec  Systems,
     Firestone  Building  Products Co., or Versico  Incorporated.  Opus will provide the  manufacturer's  standard 20-year warranty for the installed system.

     Roof insulation will be a rigid, faced,  polyisocyanurate  board insulation meeting Federal Specification  HH-I-1972,
     Class 1 and will be  certified  and tested to provide a minimum  R-Value of 50 above the freezer  areas 40 above cold storage and  refrigerated  dock areas and 20 above all other areas.  R-Values are to be in compliance  with LTTR 2003 standards (fifteen year aged values).

     The roof will be designed to slope a minimum of 1/8" per foot  average.  All frozen  warehouse  and meat storage roof areas will slope to exterior  gutters  and/or  downspouts  emptying on to grade or low roof areas.  All dry  storage, truck dock,  office and warehouse  support roof areas will slope to interior  rain  conductors.  All  architecturally visible  exterior roof edge copings,  gutters and downspouts will be pre-finished  metal.  All other flashing will be galvanized  metal.  One (1) 2'-6" x 2'-6" roof hatch will be provided at the office  area,  along with one (1) 2'6" x
     8'0" roof hatch at the engine room.  2' 6" x 2'  6" walkway pads will be provided for roof equipment access.

     3.5. Doors

     The tenant will be responsible for the costs and final specifications of the following doors:

     a.  High-speed  bi-fold,  powered access doors equal to the Iso-Tek Door System as  manufactured by Rite Hite will be provided as shown at  10-foot-wide by 16-foot-high  door openings in the cooler and freezer  partitions.  The freezer doors will be equipped with  manufacturer-provided  fan blowers; all bi-fold doors will be activated by wall mounted, directional proximity motion detectors.

     b.  Personnel  doors in the  refrigerated  truck dock;  cooler and freezer areas will be insulated cold storage doors equal to the Jamison  ADS-104  Plyfoam-II.  All  freezer-area  personnel doors will have heated gaskets and thermally
     improved thresholds.   All door hardware will be galvanized.

     c.  10-foot-wide  by  11-foot-high  (10 feet above  finished  floor),  factory  foam-filled,  manual steel  sectional overhead  doors equal to Clopay  Model 3200 will be provided at 14 feet on center at the cooler and freezer  docks as shown.  These doors will be provided with weather  stripping,  vertical lift hardware,  and one (1) 5-inch by 30-inch vision light in the third panel.

     d.  Sectional  drive-in  doors with one (1) 5-inch by 30-inch  vision  light in the third  panel will be  provided as shown for the  Truck  dock,  refrigeration  engine  room,  and  maintenance  room.  A  10-foot-wide  by  16-foot-high high-speed  Iso-Tek (or equal) door will be provided for the battery room, with pull-cord  activation from within the room and directional  proximity  motion detector  activation from the truck dock. A coiling fire shutter with fusible link will be provided to maintain code-required fire separation in the fire-rated demising wall.

     e. The dry  storage  warehouse  area will have  10-foot-wide  by  11-foot-high  manually  operated,  insulated  steel sectional  vertical  lift doors at the exterior  truck docks.  Each door shall have one (1) 5-inch by 30-inch  vision light in the third panel.  Overhead  doors will be 14-feet on center.  Bug screens will be provided on every  seventh dry storage dock door opening and the drive-in door opening.

     Opus will be responsible for the cost to provide  factory  pre-finished  exterior  personnel doors at the dry storage area,  mechanical room and office area, and interior doors to the toilet rooms,  shipping  office,  et cetera will be
     1-3/4 inch thick,  flush,  insulated  hollow metal doors with joints welded and ground smooth.  Interior office doors are to be 3-foot by 7-foot wood or hollow metal doors, as appropriate for location,  set in hollow metal frames.  All door hardware will be as manufactured by Schlage,  Yale,  Sergeant or an equal, and will be commercial grade with its function appropriate for its intended usage.



     3.6 MFL Wall

     A  Maximum  Fire  Loss  ("MFL")  wall  will  be  constructed  as  shown  on the  plans  and in  accordance  with  the recommendations of tenant's insurance carrier, St. Paul Travelers.

4.    DOCK EQUIPMENT

     The tenant will be responsible  for the costs and final  specifications  of all dock  equipment;  including,  but not limited to: the dock doors, vertical dock levelers, dock locks, control boxes, dock lights, and dock shelters.

5.   INTERIOR FINISHES

     5.1 Miscellaneous Metals

     6-inch  diameter pipe  bollards  will be installed at the interior  side of the depressed  dock for all overhead door openings and in front of all remote  sprinkler  riser rooms,  glycol valve  stations,  stairs,  downspouts  and gates located in paved areas and the truck dock apron.  Steel  protection will be provided at all low temperature  forklift door openings and at all  electrical  panels in the dock areas.  Bottom  support  guards will be provide for all fans and  evaporators  in the freezer and cooler area. All  protection  bollards and rails will be painted  traffic safety yellow.

     One (1) ships'  ladder and one (1) steel  vertical  ladder will be  provided  for access to the truck,  dock roof.  A total of three (3)  exterior  galvanized  ships'  ladders  will be provided  for high roof access from the dock lower areas and two (2) emergency roof to ground level ladders.

5.2      Office and Maintenance Area Finishes

     Office area build-out will be provided for all improvements, including:

1.       Drywall partitions, taping and sanding.
2.       Hollow metal doors, frames and hardware.
     3.  Interior glazing at entrance vestibule sidelights.
     4.  Kitchen cabinets and countertop at the break room.
     5.  Millwork and solid core wood doors, hollow metal doors, and fiberglass doors.
     6.  Painting and vinyl wall covering.
     7.  Ceramic/quarry flooring and base.
     8.  Resilient floor and base.
     9.  Carpeting and 4" vinyl base.
     10. Floor-mounted and ceiling-braced stainless steel toilet partitions and accessories.
     11. 1-inch horizontal aluminum mini-blinds at all exterior windows.
     12. 2-foot by 4-foot lay-in acoustical ceiling.
     13. HVAC rooftop unit system  utilizing  gas heat and electric air  conditioning,  ductwork,  diffusers,  grilles and temperature  control  system.  Exhaust fans for toilet  rooms,  conference  rooms and  truckers'  lounge.  (Note:
         Rooftop units are only allowed at low dock areas.)
     14. Electrical  distribution  panels and  transformers  for 2-foot by 4-foot lay-in fixtures to provide an average of
         75 foot-candles at desk top level, switches,  120-volt wall outlets and empty telephone outlets.  Outlets for all proposed vending equipment by Others.
     15. Plumbing fixtures, drinking fountains and associated piping and floor drains.
     16. Light hazard automatic wet-type sprinkler system.
17.      Interior glass, mirrors and framing.
18.      Approximately 600 enclosed 12-inch-wide lockers (50% full-height and 50% half-height).
19.      Code-required signage.

     A salvage area and  maintenance  area will be provided  with a two-basin  utility sink, an oil separator for Tenant's floor  scrubber,  a floor drain and water  heater with hot and cold water to a wall faucet  adjacent to the  scrubber pit.

     5.3 Elevators

     Two (2) two-stop hydraulic elevators will be provided as shown on the drawings.


6.       MECHANICAL

     6.1 Plumbing

     A complete  plumbing system shall be designed and installed  consisting of outside  gravity  sanitary sewer and storm water connections and water connection into the building.

     Roof  drainage  for dry  storage,  office  areas,  refrigerated  truck  dock and  engine  room  shall be by  interior downspouts discharging below grade and then draining into the storm sewer systems.

     An exterior  frost proof hose bib will be provided at the office  area,  salvage  area dock  refrigeration  equipment room and  refrigeration  equipment  room roof  hatch.  Hub drains will be  provided  in the  concrete  curbing at the refrigerated  truck dock area to accept condensate  drainage.  Trench drains will be provided along the front edge of all racking in wet cooler areas (a chlorine  cleaning  system can be provided as an alternate,  but is not included).
     Floor drains will be provided in the  refrigeration  equipment  room and the fire pump room.  No floor drains will be provided  within the  freezer  or dock  areas.  Domestic  water,  including  requirements  for makeup to  evaporative condensers,  will be provided  in the  refrigeration  equipment  room.  Water  piping in  refrigerated  areas will be heat-traced and insulated.

     A tempered  water  shower / eye wash  station  will be provided in the battery  charging  area and the  refrigeration equipment room. A floor drain connected by  acid-resistant  piping to an acid  neutralization  basin will be provided for the battery  charging area in accordance with the minimum  requirements  of applicable  codes. A floor drain will be provided in the salvage area.

     6.2 Heating, Ventilating and Air Conditioning

     Gas-fired,  air rotational,  floor-mounted units will provide heat in the dry storage warehouse.  The design criteria shall  be a  60-degree  indoor  temperature  at  -10-degrees  outdoor  temperature,  as  well  as  applicable  ASHREA standards.  Destratification  ceiling  fans  will be  provided  as  required.  Winter  season  humidification  is not included.

     A mechanical  smoke exhaust system  providing two air changes per hour will utilize  rooftop exhaust fans with makeup air  supplied by means of  motorized  damper wall  louvers  interlocked  with exhaust fan starters in the dry storage warehouse.  A manual  override fire department  control  between exhaust fans will be provided.  This system can also be used for summer ventilation.

     Single  zone,  constant  volume,  gas-heating,  and  electric-air-conditioning  packaged  rooftop  units with  supply ductwork and ceiling diffusers will to provide heat, air  conditioning,  and summer humidity control will be provided for the office areas.  A fully programmable thermostat control system will be provided for each rooftop unit.

     Maintenance area waste oil heating unit, co-ray-vac and co detection and make-up air unit.

     The  battery  charging  and  refrigeration  equipment  rooms  will be  ventilated  in  accordance  with  the  minimum requirements  of  applicable  codes.  Ammonia  sensors will control two exhaust fans in the  refrigeration  equipment room.
     A separate wall to isolate the charger area from the warehouse will be provided.

     Nominal standby heating provisions will be provided for freeze protection of the refrigerated dock areas.

     Electric  baseboard  heaters  will be included  in the front lobby area truck dock  support  office,  lounge,  toilet rooms, sprinkler and electrical room.

     A gas-fired unit heater will be provided in the maintenance area with a stainless steel heat exchanger.

     Electric unit heaters will be provided in the engine room and refrigerated truck dock.

     Exterior  precast  wall panels and  parapets  will be used for  mechanical  screening  around HVAC and  refrigeration equipment will be provided.



7.   FIRE PROTECTION SPRINKLER

     A complete  automatic  fire  protection  sprinkler  system  will be  hydraulically  designed  and  installed  for the building.  The  system  will be  designed  for  protection  of Class I, II, III and IV  commodities  on  pallets,  in open-shelved  racks,  in accordance  with  applicable  NFPA codes and  standards.  In addition to these  commodities, aerosols,  cooking oils,  diapers,  etc. are to be stored in this warehouse within an appropriate  designated area. A complete  underground  fire line will be provided  from the point of  connection to the fire riser room(s) and to all required fire hydrants.  All required  post-indicator  valves,  and check valve assemblies will be provided,  as will an  electrical  and diesel  fire pump.  One flow and tamper  switch will be provided  for each system  riser.  An air compressor and dryer will be provided for the low temperature sprinkler systems.

     Sprinkler identification by zoning will be provided of piping 100 feet on center.

     The office and  warehouse  support  areas will be protected  with quick  response,  ordinary  temperature  sprinklers serviced by the main fire pump room and remote sprinkler riser rooms.

     The refrigerated  truck dock areas will be protected with dry-type  sprinkler systems designed to the requirements of
     Ordinary  Hazard  Group II.  Remote  riser  rooms  located  in the dock  areas  will be  required  by the final  fire protection sprinkler system design, they shall provided in the dock areas.

     The freezer and cooler  warehouse will be protected with a  double-interlocked  pre-action  sprinkler system with two
     (2) levels of in-rack  sprinklers.  A UL-approved  secondary  detection system listed for use in a freezer  warehouse environment  for  actuation  of the  pre-action  sprinkler  system  will be provided in  accordance  with  applicable codes.

     No pendant  heads are to be utilized  within dry type  sprinkler  systems  without  the written  approval of Tenant's
     Insurance and Loss Control Group.

     The dry storage  warehouse  distribution  area will be provided  with an ESFR  system with K-25  sprinkler  heads (or protection which can be hydraulically  proven and is within the Listings and Approvals of the protection.),  designed for Class I, II, III & IV commodities up to a maximum of 45-foot deck height,  sprinkler  risers,  electric fire pump with an alternate to add diesel or natural gas back-up  generator and fire  department  valves,  flow  switches,  and alarms as required by Code.  K-14 heads will be used in hazardous area.

     Two (2) sprinkler  systems will be designed for high hazard  commodities  that will be partitioned  off with a 1 hour rated wall in accordance with NFPA codes.

     Additional sprinkler protection will be provided for higher hazard commodities as required by code.

     Fire extinguishers will be provided in accordance with minimum requirements of applicable codes.

8.   REFRIGERATION

     A  central  ammonia  refrigeration  system  with  hot  gas  defrost  evaporators  capable  of  maintaining  specified temperatures  will be provided.  The system will be computer  controlled  complete with all  programming and software designed for automated, unattended operation with full local and off-site monitoring.

     The  refrigeration  system will be designed and  constructed  in accordance  with all applicable  codes,  ordinances, regulations,  and requirements of the local, county,  state and national bodies having jurisdiction  Required Process
     Safety  Management (PSM) and Risk Management Plan (RMP)  documentation  and labeling for ammonia charges in excess of
     10,000 pounds will be included.  The PSM and RMP  documentation  will be submitted to Tenant's  facility operator for review prior to submittal to code officials.

     Design Criteria: The individual room capacity requirement area as defined on the following room load summary.

     -----------------------------------------------------------------------------------------
                                        Room Load Summary
     -----------------------------------------------------------------------------------------
     --------------------- ------------- ----------------------- --------------- -------------
                                         Refrigeration Tonnage
     Room                   Room Temp                             Min # of Air    Unit Style
                                                                     Units
     --------------------- ------------- ----------------------- --------------- -------------
     --------------------- ------------- ----------------------- --------------- -------------
     Freezer                 -10oF to             336                  9         Ceiling Hung
                              -20 oF
     --------------------- ------------- ----------------------- --------------- -------------
     --------------------- ------------- ----------------------- --------------- -------------
     Refrigerated Docks     +55 oF to             450                  18        Ceiling Hung
                              +35oF
     --------------------- ------------- ----------------------- --------------- -------------
     --------------------- ------------- ----------------------- --------------- -------------
     Cooler Storage         +55 oF to             665                  43        Ceiling Hung
                              +28oF
     --------------------- ------------- ----------------------- --------------- -------------
     --------------------- ------------- ----------------------- --------------- -------------
     Summary                                      1451                 70

     --------------------- ------------- ----------------------- --------------- -------------

     Compressor(s):  Frick  RWB,  RWF or RDB for  compressor  displacements  above  520 CFM or Frick  RXF  below  520 CFM.
     Compressor(s)  will have thermosyphon oil cooling with temperature  control valve,  Quantum Control Panel and cycling or full  lube oil pump if the  compressor  requires  a  minimum  system  pressure  differential  in order to  operate reliably.

     a.  Compressor(s)  will be  selected  and piped as  required  to provide  66% of design load in the event the largest compressor fails.

     b.  Compressor  capacity will be based on an "application  rating" and allow for the system pressure drop between the outlet  of the  farthest  evaporator  and the  inlet  of the  compressors  at  design  conditions  and 5  degrees
         Fahrenheit superheat.

     c.  Wye-Delta compressor motor starters will be provided for the compressor motors.

     Air Units: The air units will have multi-blade  propeller fans, high efficiency  motors,  steel coils and steel plate fins,  galvanized  condensate  drain pan and  corrosion  resistant  mill  steel  unit  casing.  The air units will be manufactured  by Krack,  Evapco,  Frigid Coil / Imeco,  or Vilter.  Steel  guards will be provided  beneath  each air unit.  Freezer area evaporator air units and fans will be hung between bar joists.  Refrigerated  dock area air units will be hung from the bottom of bar joists.  Insulation will be provided on the hand (isolation)  valves on each side of the air unit control valves.

     Air-cooling  units in areas below 40 degrees  Fahrenheit  will be circuited  for  mechanical  pumped  liquid  ammonia recirculation, bottom feed, and hot gas defrosting.

     Long throw  adapters  will be  provided  on units  with air throws  greater  than 70 feet.  Booster  air fans will be provided for throws  greater than 300 feet.  Air units will be equipped  with "slow speed" fans designed to provide a decibel level of less than 81 at 60 inches above finish floor.

     Evaporative  Condenser:  The condensers will be designed to provide not less than the heat of rejection  necessary to maintain 95 degrees Fahrenheit  condensing  temperature when all compressors (less emergency backup) are operating at
     100%  capacity  with the greater of 80 degrees  Fahrenheit  wet bulb or ASHRAE 1% wet bulb  design  point for the job site location.

     The  evaporative  condensers  will be factory  assembled  and of sectional  counter flow  through  construction.  The condensers  will be hot dipped  galvanized  units.  The  condensers  will have a remote  water sump with  pumps.  The evaporative  condensers  will be  manufactured  by BAC,  Evapco,  or Frigid  Coil / Imeco and will be  equipped  with individual fans and drives.  A catwalk will be provided for the roof-mounted condensers.

     Pressure  Vessels:  All pressure  vessels  provided  will be of diameter,  length,  height and design  pressure as is necessary  for its intended  service.  The pressure  vessels will be designed,  fabricated  and tested in  accordance with ASME code section  VIII,  division 1 for unified  pressure  vessels or as governed by local  authorities  having jurisdiction for the working pressures and temperatures provided.

     All pressure vessels will be complete with necessary pressure relief valves,  hand shut off valves,  supports,  stand and hangers.  Pressure  vessels will be manufactured by H. A. Phillips,  Industrial  Service and  Fabricators,  Frick
     Company, R.V.S. or approved equal.

     Heat  Exchanger:  A plate and frame heat  exchanger will be provided for heating the under floor heating system below the  10 degree Fahrenheit freezer slabs.

     Refrigerant  Pumps:  One  operational  pump  and one 100%  standby  pump  will be  provided  for both the -26  degree
     Fahrenheit  system and the +20 degree Fahrenheit  system.  The mechanical pumps will have  high-efficiency  motor and will be manufactured by Hansen Technologies, Inc. or the Cornell Pump Company.

     Automatic  Gas  Purger:  An  automatic  non-condensable  gas purger  will be  provided  for full time  purging of the refrigeration  system.  The automatic purger system will be a Hansen model Number AP8 Auto-Purger  Deluxe or approved equal.

     A complete control system will be provided for automatic  control of the  refrigeration  system. An ammonia detection system will also be provided with ammonia  sensors with strobe lights located in the freezer,  coolers and mechanical rooms.  Piping mains will be roof mounted with galvanized  supports.  All  refrigeration  piping will be insulated or painted.

     Water  treatment  equipment  and piping  will be  provided  for the two  condensers.  Pre-treatment  of water  (water softeners), if required, along with the chemicals  required for the treatment are to be by Others.

     An under floor glycol  subgrade  freeze  protection  system will be provided below the meat and freezer storage areas using reject heat from the central  refrigeration  system.  The system will be a multi-circuited  overlapping  system using heated propylene glycol pumped through under floor polyethylene piping.

     The engine room will be ventilated in  accordance  with the minimum  requirements  of applicable  codes.  Tenant will provide the ammonia safety equipment for any personnel that may need to enter the space.

9.   ELECTRICAL

     9.1 Power Distribution

     Opus will  design and install a complete  building  power  distribution  system from a single  primary  service  from
     Oconomowoc  Utilities  distributed  to four (4)  3500-amp and two (2) 400-amp  secondary  services.  Secondary  feeds will be  installed  from  the  pad-mounted  transformers  to  main  distribution  switchboards  located  in the  main electrical room and maintenance  building,  as required.  The main services will be a total of 14,800 amps at 480/277
     volt,  3-phase,   4-wire.  Step-down  transformers  will  be  provided  to  provide  208/120  volt,  3-phase,  4-wire distribution system.  Surge protection will be provided.

     The electrical  installation  will be complete from the transformer to power and lighting  panels,  switches,  and/or circuit  breakers  throughout  the  building to supply power to heating,  ventilating,  air  conditioning,  lighting, convenience outlets, refrigeration equipment, and the other items of this specification.

     All electrical  service and  distribution  equipment will be sized to provide a minimum of 20% spare usable  physical space and electrical capacity.

9.2      Warehouse Lighting

     All warehouse and dock areas will receive  400-watt metal halide light fixtures  producing a minimum of 30 maintained horizontal  footcandles  42 inches above finish  floor.  Each fixture will be equipped  with a quick-lock  connection and a 6-foot  pigtail,  and will have a clear shatter  resistant  lens cover and a clear acrylic  reflector/refractor mounted  between the bar joists.  Ballasts  will be  appropriate  for the  intended  locations.  Some of the 400-watt metal halide light fixtures will be provided with quartz restrike  according to applicable  codes.  Exit lighting and emergency  will be provided in  accordance  with the minimum  requirements  of  applicable  codes.  Lighting  will be circuit switched at electrical distribution panels.

     9.3 Exterior Site Lighting

     Site  lighting  will include a  combination  of building  wall-mounted  and 30-foot  high pole  mounted  metal halide cut-off  luminaries with photocell and time clock controls.  Pre-finished  metal light poles on 48-inch high concrete bases will be provided as  required to  illuminate  paved  areas to one (1)  foot-candle  average  initial  strength.
     Concrete  bases are 36-inch  diameter  in the trailer  parking  area and  24-inch  diameter at the car parking  area.
     70-watt wall packs will be provided at each exit door not otherwise illuminated.



     9.4 Equipment Connections

     All  electrically  powered  equipment  called for herein will be connected as required.  This will include but not be limited to dock  equipment,  high-speed  powered  access doors,  electric door  operators,  refrigeration  equipment, heating,  ventilation,  and air conditioning  equipment,  fire protection equipment and pumps, electric water coolers and water heaters.  277/480-volt  3-phase  disconnects  will be provided for the Tenant furnished  compactor,  baler, shrink wrappers and pallet invertors at locations as shown.  2000 amp,  480-volt,  3-phase bus ducts will be provided in the battery room for Tenant  furnished  mechanized  battery  charging  equipment and battery chargers will provide for connections to Tenant's  furnished  battery-charging  equipment.  A waterproof GFI outlet will be provided on the exterior wall of the main electrical room and at exterior perimeter walls.

     The  electrical  power  connections  to the systems  furniture  will be  provided  after  installation  of the system furniture has been completed by others.

9.5      Fire Alarm

     A fire alarm system will be provided in accordance the minimum requirements of applicable code.

10.  WORK BY OTHERS

     The following items are to be provided by Tenant if required, except as specifically called for above:

-        Signage beyond code requirements.
-        Office furnishings, demountable partitions, appliances, vending, drapes, and plantings.
-        Computer,  telephone,  intercom, music, paging, time clock and UPS systems,  equipment and associated cabling and raceways.
-        Product pallet racking and shelving.
-        Fork truck batteries, chargers and battery handling equipment.
-        Material handling  equipment,  trash compactor,  baler,  stretch wrap, pallet inverter and other Tenant machines, technology and product.
-        Satellite and RF equipment.
     -   Standby electrical generator except for code required emergency power.
     -     Ammonia dump system.
-        Additional requirements of Tenant's Insurance and Loss Control Group.
-        Air compressor or compressed air piping.
-        Special provisions for Tenant-furnished battery-washing equipment.
-        Security system.
-        Water treatment / softener.

     The tenant under a separate contract with Opus will be responsible for the cost of the following items:

     -     Banana rooms
-        Dock equipment
-        Fuel distribution systems
-        Exterior signage, including monument signage
-        Fences and gates

        The following items are to be provided by the Landlord if required, except as specifically called for above:

     -  The design and construction of the landscaping and lawn irrigation
     -  Rodent strip


                                                       EXHIBIT "C"

                                                       FINAL PLANS

                                     (To be attached pursuant to Section 2.1(a))



                                                       EXHIBIT "D"

                                                     COST OF THE WORK

The term "Cost of the Work" shall mean costs reasonably incurred in the performance of the Landlord's Improvements (the
"Work").  Such costs shall be at rates not higher than the standard paid in the locality of the Work, except with prior consent of the Tenant or as determined in this Exhibit "D," and shall include the items set forth below:

1.       Supervisory  Cost (SC) of General  Contractor's  supervisory  personnel  assigned to the Project, (including the
         Senior Project Manager,  the Project Manager,  the Associate Project Manager,  the Field  Superintendent  and the
         Field  Coordinator)  wherever employed in connection with the Work (including time spent in the office, the field and on the road), at General Contractor's then current hourly rates.

2.       Field Labor Cost (FLC) of field  personnel who are in the direct employ of General  Contractor in  performance of the  Work.  The  FLC  shall  consist  of all  wages  determined,  if  applicable,  under  appropriate  collective bargaining agreements and all payroll taxes and insurance and all fringe benefits.

3.       Rental charges of all machinery and equipment,  exclusive of hand tools,  used at the Demised  Premises,  whether rented from General Contractor or others,  including installation,  minor repairs and replacements,  dismantling, removal,  transportation  and delivery costs thereof,  at rental charges  consistent with those prevailing in the area at the time of such rental.  Such rental  charges and  transportation  costs shall begin at such time as the transportation  of the machinery and equipment being rented to the Demised  Premises begins and ends at such time as transportation from the Demised Premises ends.

4.       The costs of the insurance  maintained by General  Contractor in connection  with its  performance of the general construction  contract  with Landlord  (the  "Contract");  and the costs of premiums from all bonds which General
         Contractor is required by the Contract to purchase and maintain.

5.       Sales,  use,  gross  receipts,  personal  property,  excise or similar  taxes  related to the Work imposed by any governmental authority for which General Contractor is responsible pursuant to the Contract.

6.       Fees and costs for permits, governmental fees and licenses which General Contractor is obligated  by the  Contract to obtain;  royalties;  damages for  infringement  of patents and costs of  defending suits therefore; and deposits lost due to any cause other than General Contractor's negligence.

7.       Minor  expenses  such as facsimile  charges,  long distance  telephone  calls,  telephone  service at the Demised
         Premises,  field office supplies,  photography of work in progress,  first aid supplies,  postage and renderings, expressage,  computer time and related  miscellaneous  costs incurred in connection with the Work,  blueprint and duplication costs.

8.       Costs  incurred due to an emergency  affecting  the safety of persons and property in  connection  with the Work, and the cost of  safety  equipment  and  procedures  required  by  safety  and  health  regulations  and  General
         Contractor's quality control and safety program.

9.       The portion of reasonable  transportation,  traveling and hotel expenses  (excluding meals) of General Contractor incurred in the discharge of duties related to the Work.

10.      Payments  made or amounts  payable  by General  Contractor  to  subcontractors  for work  performed  pursuant  to subcontracts  under the Contract,  and to vendors for materials,  equipment and supplies  purchased for the Work, together with the cost of transportation, storage, unlading charges and installation.

11.      Cost of temporary offices at the Demised  Premises,  facilities and utilities such as water,  electricity,  power and fuel incurred in connection with the Work,  including costs of connection,  crossing or protecting any public utility installation or other public or private facility and removal of temporary lines, connections, tap fees.

12.      Costs incurred by General  Contractor for tests or inspections  required by the Contract of General  Contractor's quality  control  programs,  laws,  ordinances,  rules,  regulations  or order  of any  public  authority  having jurisdiction over the project.

13.      Cost of losses to the Work, which are not compensated by insurance or otherwise (provided,  however,  such losses are not caused by General  Contractor).  Such losses shall include  settlements made with the written consent and approval of Tenant,  which consent shall not unreasonably be withheld.  If such loss requires  reconstruction and
         General  Contractor is placed in charge thereof,  General  Contractor shall be paid for its services  pursuant to the change order provisions herein.

14.      Other costs,  liabilities and expenses for other outlays incurred or sustained by General  Contractor as a direct result of this Contract  (including  reasonable  attorney fees) and which are  established by vendor  invoices or other documents.

15.      Costs of warranty work properly requested by Landlord.

16.      A subcontractor's trade fee equal to 8% of the total of the costs described in subparagraphs 2 through 15 inclusive incurred in performance by General Contractor's own forces of the following portions of the Work:

a.       Concrete Work
b.       Carpentry and Drywall Work
c.       General Conditions

     The above referenced portions of the Work may be performed by General Contractor's own forces and miscellaneous minor subcontractors.

17.      Architectural, structural, civil, landscaping, interior design, design-build packages for HVAC, electrical, refrigeration and fire protection and engineering fee for a total of $1,256,000.  Excluded from this cost, but included as part of the Costs of the Work, is a traffic study, air quality study and permit, soil borings, survey, topography and water infiltration studies.

18.      Design and engineering costs arising out of changes to the original scope of Work as follows:

              All of the following costs and expenses will be billed separately at 1.10 times direct cost:

o        Fees and expenses of architects, engineers, design professionals and consultants retained to perform the applicable design work

o        Expense of transportation in connection with the project

o        Long distance communications, postage, and handling of documents

o        Expense of reproductions for owner and tenants approvals, city submittals, bidding, constructions, and subcontractor's use, including revisions thereof

o        Expense of renderings, models, and mockups requested by Tenant

o        Expense of special consultants requested by Tenant

For purposes of this Exhibit D, "Cost of the Work:" shall not include:  (i) land cost; (ii) real estate taxes;
(iii) financing fees; and (iv) development and leasing fees and commissions.







                                                       EXHIBIT "E"



                                                 nondistuRbance, attornment and
                                                       subordination agreement
This instrument was drafted by and should be
returned to:
Daniel W. Gentges
Whyte Hirschboeck Dudek S.C.
555 E. Wells Street, Suite 1900
Milwaukee, WI  53202
Parcel I.D. No:
-------------------------------------- -----------------------------------------

         THIS  AGREEMENT,  made  and  entered  into  as of  this  ____  day of  _______________,  200___,  by and  between
________________________  (herein,  together with its successors and assigns under the Mortgage  hereinafter  referred to, called "Lender") and ROUNDY'S, INC. (herein called "Tenant").

                                                   W I T N E S S E T H:

         WHEREAS,  Pabst Farms Land Company I,  LLC (the "Ground Lessor") owns fee simple title in and to the land located in the City of Oconomowoc and Town of Summit,  Waukesha  County,  Wisconsin  described in Schedule I  attached  hereto and made a part hereof (the "Land); and

         WHEREAS,  the Ground Lessor has leased the Land to Pabst  Farms-RDC,  LLC (the  "Landlord")  pursuant to a ground lease dated as of _______________________, 2004 (the "Ground Lease"); and

         WHEREAS,  ROUNDY'S,  INC., as Tenant,  and Landlord have  heretofore  entered into a certain Net Lease  Agreement dated  __________________,  2004  (herein  called the "Lease")  demising to Tenant  Landlord's  interest in those  certain premises  described  in the  Lease  consisting  of the real  property  and  improvements  thereon  located  in the City of
Oconomowoc  and Town of Summit,  Waukesha  County,  Wisconsin,  described  in  Schedule I attached  hereto and made a part hereof (herein called the "Demised Premises"); and

         WHEREAS,  concurrently  herewith,  the Landlord is executing and  delivering to Lender a mortgage  (herein called the "Mortgage")  dated as of  _________________,  200___,  creating a mortgage lien upon the Demised  Premises as security for certain indebtedness  evidenced by said Landlord's note dated as of  __________________,  200___, in the principal sum of  $____________  (the  "Note"),  together  with any and all  advances  made  thereunder,  all  interest  thereon and any renewals,  modifications,  supplements,  replacements or extensions  thereof (herein called the "Mortgage Debt"), and more fully described in the Mortgage; and

         WHEREAS,  as a condition  precedent to disbursement of the Mortgage Debt,  Lender has required that the Lease and the  rights  of  Tenant  thereunder  be  subordinated  and made  subject  to the lien of the  Mortgage  upon the terms and conditions hereinafter expressed.

         NOW THEREFORE,  in consideration of the foregoing premises and of the agreements  hereinafter  contained,  and to induce Lender to disburse the Mortgage Debt, it is agreed as follows:

         1.       Subordination.  Tenant  hereby  agrees  that the  Lease,  and the  rights of Tenant  in, to or under the
Lease,  shall be and remain in all respects and for all purposes,  subject,  subordinate  and junior in right and interest to the lien of the Mortgage and to the right and interest of the holder of the Mortgage Debt secured  thereby  whether now or  hereafter  outstanding,  as fully and with the same effect as if the Mortgage  had been duly  executed,  acknowledged, delivered and recorded by the record owner of the Demised  Premises so as to constitute a first lien of record,  and as if the Mortgage Debt had been fully disbursed prior to the execution and delivery of the Lease.

         2.       Nondisturbance.  Lender  hereby  agrees  that  so long as  Tenant  shall  not be in  default  under  the provisions of the Lease:

                  (a)      The Lease  shall  remain in full force and effect  without  impairment  of any of the rights of the Tenant  thereunder,  including the Tenant's  continued right to possession of the Demised  Premises during the term of the Lease and any extension  thereof,  and the Lease shall  continue  with the same force and effect as if the Lender,  as landlord,  and Tenant, as tenant,  had entered into a lease as of the date Lender takes possession of the Demised Premises containing the same terms, conditions and covenants as contained in the Lease.

                  (b)      In the event of  foreclosure  of the Mortgage or sale in lieu of  foreclosure  or other suit or proceeding  under or pursuant to the  Mortgage or  consequent  upon an event of default  thereunder,  the Tenant under the
Lease will not be made a party to any such  proceeding  (unless such  joinder is  necessary to foreclose  the Mortgage and then only for such purpose and not for the purpose of  terminating  the Lease) and the same shall not affect the rights of the Tenant under the Lease.  Any purchaser of the Demised  Premises  pursuant to any such  proceedings  or deed in lieu of foreclosure  shall take the Demised  Premises  subject to the Lease and shall be bound by all of its  covenants  as though the purchaser  were the original  Landlord;  provided,  however,  that said  purchaser  shall not be:  (a) responsible  or liable for, or obligated  to cure,  any defaults by Landlord  under the Lease  pertaining  to any period prior to the time that purchaser acquires legal title to or possession of the Demised Premises;  (b) subject to claims,  defenses or offsets under  the  Lease or  against  Landlord  which  arose or  existed  prior to the time said  purchaser  obtains  title to or possession of the Demised  Premises  (except for Tenant's  proper  exercise of its right of offset  expressly set forth in
Section 9.8  of the Lease);  (c) bound by any rent paid more than one month in advance;  (d) liable  for the return of any security deposit paid to any prior landlord,  including Landlord,  unless the purchaser has actually received the same; or
(e) bound by any amendment or modification of the Lease made without its prior written consent.

         3.       Attornment.  From and after the date that Lender takes possession of the Demised  Premises,  or upon any foreclosure  sale or  conveyance  in lieu  thereof,  and if the  Tenant's  right  of  possession  has  been  preserved  as hereinabove  provided,  Tenant will attorn to Lender (or the purchaser at foreclosure  sale or grantee pursuant to deed in lieu of  foreclosure;  and for the purposes  hereof,  the term "Lender" shall include such  purchaser or grantee) and the
Lender will accept such  attornment  and:  (a) the  Lease shall not be terminated or affected  thereby;  (b) Tenant  shall attorn to Lender and  recognize  Lender as its landlord  under the Lease for the unexpired  term of the Lease,  subject to all of the terms and  conditions  of the Lease and such  attornment  shall be  effective  and  self-operative  without the execution  of any  further  instrument  on the part of Lender or Tenant;  (c) Tenant  shall make all  payments  payable by
Tenant under the Lease directly to Lender upon Lender's written  instructions to Tenant;  and (d) if,  by operation of law, or  otherwise,  the  commencement  of any action or other  proceedings  by Lender under the Mortgage or the entry into and taking  possession  of the Demised  Premises  shall result in the  cancellation  or  termination  of the Lease or Tenant's obligations  thereunder,  Tenant shall, upon request,  execute and deliver a new lease of the Demised Premises  containing the same terms and  conditions  as contained in the Lease,  for the  remaining  term thereof , together with any unexpired options to extend the term thereof.

         4.       Insurance/Condemnation  Proceeds.  Provided  the Lease is in full  force and effect and Tenant is not in default  thereunder,  Lender agrees to permit the  application  of (i) all insurance  proceeds  derived from the policy or policies of insurance  carried by Tenant  pursuant to Article VI of the Lease to the  restoration of the Demised  Premises in accordance  with Article XIII thereof and (ii) all proceeds  resulting  from any  condemnation  to the  restoration  or reconstruction of the Demised Premises in accordance with Article XIV of the Lease.

         5.       Acknowledgement  of Mortgage Lien. This instrument shall constitute  acknowledgment  by Tenant of notice of the  existence  of the Mortgage as a mortgage  lien upon the Demised  Premises and of the name and address of Lender as mortgagee.  Upon  assignment  by Lender of its  interest  as  mortgagee  under the  Mortgage,  all rights of Lender  shall immediately  inure to its  assignee,  provided that Lender shall give notice of such  assignment to Tenant within  fifteen
(15) days after any such assignment.

         6.       Right To Cure Landlord's Default.  Tenant will forward to Lender copies of any statement, notice, claim or demand given or made by Tenant to Landlord, in all cases concurrently with and by the same method as the statement, notice, claim or demand was given or made to Landlord.  In the event of any act or omission of Landlord constituting a default by Landlord under the Lease, Tenant shall not exercise any remedy until Tenant has given Landlord and Lender prior written notice of such act or omission and until a 30-day period of time to allow Landlord or Lender to remedy such act or omission shall have elapsed following the giving of such notice; provided, however, if such act or omission cannot, with due diligence in good faith, be remedied within such 30-day period, Landlord and/or Lender shall be allowed such further period of time as may be reasonably necessary (including the time Lender may need to obtain actual or constructive possession of the Demised Premises, if necessary) to effect such cure provided actual or constructive possession of the Demised Premises, if necessary) to effect such cure provided that it shall have commenced remedying the same with due diligence and in good faith within said 30-day period.  In the event Landlord's act or omission which constitutes a Landlord's default under the Lease results in an immediate threat of (a) bodily harm to
Tenant's employees, agents or invitees, or (b) damage to Tenant's property, Tenant may proceed to cure the default without prior notice to Landlord and Lender; provided, however, in the event Tenant shall give written notice to
Landlord and Lender as soon as possible after commencement of such cure.  Nothing herein contained shall be construed or interpreted as requiring Lender to remedy such act or omission.

         7.       Advance Rent.  Without the prior written consent of Lender, no rent or other sums due under the Lease shall be paid by Tenant more than one month in advance of the due date therefor established by the Lease.

         8.       Assignment of Lease.  Tenant acknowledges that Landlord is assigning the Lease and rents thereunder to
Lender as security for the Note.  Tenant agrees that upon receipt of a written notice from Lender, it will thereafter pay to Lender directly all rent and other amounts due or to become due from time to time under the Lease.  The Tenant shall have the right to rely upon the notice from Lender and shall pay such rents and other amounts to Lender without any obligation or right to determine the actual existence of the right of Lender to receive such rents and other amounts, notwithstanding any notice from or claim of Landlord to the contrary.  Landlord shall have no right or claim against Tenant for any such rents and other amounts so paid by Tenant to Lender.

         9.       Limited Liability.  Any claim by Tenant against Lender under the Lease or this Agreement shall be satisfied solely out of the interest of Lender in the Demised Premises and Tenant shall not seek recovery against or out of any other assets of Lender.

         10.      Notices.  All notices or other communications required or permitted to be given by this Agreement shall be in writing and shall be considered as properly given if mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, or delivered to the intended addressee in person or delivered to an overnight courier service.  Notice that is mailed or given to the overnight courier service shall be effective upon its deposit in the United States mails or when given to the overnight courier service.  Notice given in any other manner shall be effective only if and when received by the addressee.  For purposes of notice, the addresses of the parties shall be:

                           Lender:          ______________________
                                            ______________________
                                            ______________________
                                            ______________________

                           Tenant:          ______________________
                                            ______________________
                                            ______________________
                                            ______________________

provided, however, that any party may change its address for notice to any other location within the continental United
States by giving 30 days' notice to the other party in the manner set forth herein for giving notices.

         11.      Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto and any person or entity that takes title to the Demised Premises by virtue of a foreclosure sale or otherwise.

         12.      Amendment.  This Agreement may be amended only by a written agreement signed by the parties hereto.

         13.      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Wisconsin.

         14.      Counterparts.  This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



Lender:                                                       Tenant:
                                                              ROUNDY'S, INC.


By:                                                           By:


STATE OF                            )
                                    )  ss
COUNTY OF                           )

This  instrument  was  acknowledged  before  me  on  the  ___  day  of  __________  20___,  by   ___________________,   as
___________________ of _________________.




                                                              Notary Public, State of Wisconsin
                                                              My Commission:


STATE OF                            )
                                    )  ss
COUNTY OF                           )

This  instrument  was  acknowledged  before  me  on  the  ___  day  of  __________  20___,  by   ___________________,   as
___________________ of ROUNDY'S, INC.



                                              Notary Public, State of Wisconsin
                                                              My Commission:


This instrument was drafted by and after recording should be returned to:
Daniel W. Gentges, Whyte Hirschboeck Dudek
S.C., Suite 1900, 555 East Wells Street, Milwaukee, Wisconsin 53202-3819.



                                                        SCHEDULE I

                                          Legal Description of Demised Premises





                                                       EXHIBIT "F"

                                                        SITE PLAN

[GRAPHIC OMITTED][GRAPHIC OMITTED]



                                                       EXHIBIT "G"

                                                    TOTAL PROJECT COST